UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07454

Pacific Capital Funds

(Exact name of registrant as specified in charter)

3435 Stelzer Rd. Columbus, OH	43219

(Address of principal executive offices)	(Zip code)

BISYS Fund Services 3435 Stelzer Road Columbus, OH 43219

(Name and address of agent for service)

Registrant’s telephone number, including area code: 614-470-8000

Date of fiscal year end: 7/31/05

Date of reporting period: 7/31/05

Item 1. Reports to Stockholders.

PACIFIC CAPITAL FUNDS

Annual Report

As of July 31, 2005

MUTUAL FUNDS: ARE NOT FDIC INSURED HAVE NO BANK GUARANTEE MAY LOSE VALUE

Letter to Shareholders

Fund Performance Review

Statements of Assets and Liabilities

Statements of Operations

Statements of Changes in Net Assets

Schedules of Portfolio Investments

Notes to Financial Statements

Financial Highlights

Report of Independent Registered Public Accounting Firm

Trustees and Executive Officers

Additional Tax Information (unaudited)

Expense Examples

Letter to Shareholders

Dear Shareholders:

Thank you for investing with Pacific Capital Funds. We value the trust you place in us and we seek to provide world-class investment management to help you meet your financial goals.

Pacific Capital Funds draw on the expertise of the Asset Management Group of Bank of Hawaii (AMG). Founded in 1898, AMG represents the largest, most experienced staff of investment professionals in Hawaii, and oversees $6.4 billion in assets under management. In specialized securities markets, AMG has partnered with a select list of sub-advisors to provide Pacific Capital Funds’ shareholders with greater investment opportunities, broader diversification, and access to an elite group of institutional money managers:

•	Bankoh Investment Partners, LLC, a joint venture between Bank of Hawaii and Chicago Equity Partners (CEP), serves as Sub-Adviser to the Pacific Capital Mid-Cap Fund. CEP specializes in core domestic equity markets and currently oversees $8.6 billion in assets under management. The firm’s investment management team has an average of 17 years experience.

•	First State Investments (FSI), which specializes in single-country, regional and sector-specific investments, serves as Sub-Adviser to the Pacific Capital New Asia Growth Fund. FSI oversees almost $82 billion in assets under management.

•	Hansberger Global Investors (HGI), founded in 1995 by former Templeton Worldwide President and CEO Thomas L. Hansberger, serves as Sub-Adviser to the Pacific Capital International Stock Fund. The firm’s 19 investment professionals represent 16 different nationalities and oversee $6.4 billion in assets under management.

•	Nicholas Applegate Capital Management (NACM), which specializes in global, international and domestic equity and special strategy management, serves as Sub-Adviser to the Pacific Capital Small Cap Fund. NACM employs 58 investment professionals and oversees $14.8 billion in assets under management.

Annual Review

The U.S. economy posted better-than-expected growth during the 12-month period between August 1, 2004 and July 31, 2005. Despite rising interest rates, historically high energy prices, and a relatively weak U.S. Dollar, business and consumer spending remained strong. In the business sector, corporations with large cash stakes, supported by powerful earnings and cash flows, increased outlays for equipment and personnel. Meanwhile, in the consumer sector, low mortgage rates enabled homeowners to free up cash by refinancing their home loans.

The Federal Reserve Board (the “Fed”) increased short-term interest rates eight times during the period, bringing the benchmark federal funds rate from 1.25% at the beginning of the period to 3.25% as of July 31, 2005. These rate increases had only a modest impact on economic growth, however, as consistently low interest rates on long-term debt allowed businesses and individuals to continue borrowing at low cost.

Energy prices rose considerably during the year and finished the period at historically high levels. However, rising energy prices had only a modestly negative impact on economic growth, as low mortgage rates enabled consumers to offset rising costs by refinancing home loans, while improvements in energy efficiency at U.S. corporations reduced the business sector’s exposure to rising fuel costs.

The U.S. dollar began the period relatively weak against major foreign currencies. That weakness boosted the manufacturing sector of the economy by making U.S. exporters’ products more affordable for foreign consumers. The dollar strengthened during the first half of the period, reducing that competitive advantage, but declined again during early 2005.

Stocks Post Healthy Gains

The Standard & Poor’s 500 Index1 gained 14.04% during the 12-month period ended July 31, 2005. Strong corporate earnings gains helped to propel stock prices higher across most segments of the market with particularly strong gains concentrated in the energy, utilities, basic materials and homebuilding sectors.

[1]	Standard & Poor’s 500 Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-258-9232 or visit the Funds’ website at pacificcapitalfunds.com.

Letter to Shareholders (cont.)

Energy stocks led the market, as surging oil and gas prices led to powerful profit growth within the sector. Utilities stocks also performed well, particularly those with oil and gas properties and/or low cost generating capacity. Basic materials stocks benefited, as robust construction activity and demand from China and India supported high prices for products such as steel, copper and concrete. Meanwhile, continued strength in the residential real estate markets resulted in a banner year for the home builders.

Technology and healthcare were two weaker performing segments of the market. Although technology stocks rebounded near the end of the period, they struggled during much of the year due to concerns about inventories and the sustainability of corporate spending on information technology. Health-care stocks suffered due to troubles at some of the larger pharmaceutical companies, including product related litigation, weak new drug pipelines and patent expirations.

Smaller market capitalization stocks performed better than larger capitalization stocks during the year and those with a value orientation performed better than those with a growth orientation. This multi year pattern reflects superior earnings growth in the stronger segments of the market and investor preference for higher risk/higher return investments.

The Yield Curve Flattens

Yields on short-term bonds rose consistently in response to the Fed’s interest rate hikes. Long-term bond yields declined modestly, helping those bonds post solid returns.

The decline in long-term bond yields surprised most market observers, who expected economic growth and higher short-term rates to push long-term yields higher. However, strong demand for risk-free income, a benign inflationary environment and Treasury bond purchases by foreign central banks helped to push long-term yields down.

Corporate bonds generally outperformed government issues during the period. Corporations’ large cash positions, clean balance sheets and healthy earnings and cash flows encouraged fixed-income investors to move into corporate issues. Lower-quality bonds outperformed higher-quality bonds during much of the period, but that trend reversed itself in the spring.

Looking Forward

We expect the economy to continue to generate healthy growth during the coming months. Stocks currently look more attractive than fixed-income securities given the solid economy, corporations’ strong, high-quality earnings, modest stock valuations and relatively low bond yields.

We would like to take this opportunity to remind investors of the importance of constructing diversified portfolios that provide the proper balance of risk and reward for your goals. Pacific Capital Funds are designed to offer shareholders all the elements necessary to construct such portfolios, including funds that invest in a wide range of stocks and bonds.

Thank you for your confidence in Pacific Capital Funds. If you have any questions or would like a Fund prospectus, please contact your registered investment professional or call Pacific Capital Funds at (800) 258-9232 or visit our website at www.pacificcapitalfunds.com.

Sincerely,

Peter Ho

Vice Chairman

Asset Management Group of Bank of Hawaii

The foregoing information and opinions are for general information only. Bank of Hawaii Asset Management Group does not guarantee the accuracy or completeness, nor assume liability for any loss, which may result from the reliance by any person upon any such information or opinions. Such information and opinions are subject to change without notice, are for general information only and are not intended as an offer or solicitation with respect to the purchase or sale of any security or offering of individual or personalized investment advice.

NOTICE ABOUT DUPLICATE MAILINGS

In order to reduce expenses of the Pacific Capital Funds incurred in connection with the mailing of prospectuses, prospectus supplements, semi-annual reports and annual reports to multiple shareholders at the same address, Pacific Capital Funds may in the future deliver one copy of a prospectus, prospectus supplement, semi-annual report or annual report to a single investor sharing a street address or post office box with other investors, provided that all such investors have the same last name or are believed to be members of the same family. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you share an address with another investor and wish to receive your own prospectus, prospectus supplements, semi-annual reports and annual reports, please call the Trust toll-free at (800) 258-9232.

Pacific Capital New Asia Growth Fund

Investment Style

Regional, multi-cap, growth.

Investment Objective

Long-term capital appreciation by investing in a broadly diversified portfolio of companies located in Asia’s developing regions, excluding Japan. Investments are not limited to any size or sector.

Investment Considerations

An investment in this Fund entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability. The Fund’s share price is expected to be more volatile than that of a U.S.-only fund. Equity securities (stocks) are more volatile and carry more risk than other forms of investments, such as investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Investment Process

•	Follow active bottom-up investment approach

•	Invest for absolute versus relative return

•	Look outside benchmark representation for fresh opportunities

•	Identify sensibly priced, high-quality companies that exhibit long-term growth potential

Investment Management

Advised by Asset Management Group of Bank of Hawaii

Sub-Advised by First State (Hong Kong) LLC

•	Founded in 1988, with offices in Sydney, London, Edinburgh, Hong Kong, Singapore and Indonesia

•	Specializes in single country, regional and sector specific investments

•	Oversees almost $82 billion in assets

How did the Fund perform compared to its benchmark?

For the 12-month period ended July 31, 2005, the Fund gained 36.68% (Class A Shares without sales charge), compared to its benchmark, the MSCI® AC Far East Free Index1 (excluding Japan), which returned 37.53%.

What were the major factors in the market that influenced the Fund’s performance?

Within Asia, all markets delivered positive returns with Korea being one of the strongest in the largest markets. Korea benefited from increased confidence in the domestic economic outlook. Indonesia, Hong Kong and Taiwan also featured on the upside. Malaysia underperformed due to its defensive characteristics, and Thailand disappointed due to a weaker than expected economic performance. Other developments in the region included both China and Malaysia announcing changes to their currency regimes by removing their pegs to the U.S. dollar. The Chinese renminbi and the Malaysian ringgit will now be linked to a basket of currencies.

Across the Asia Pacific region, the Health Care and Energy sectors delivered the strongest returns. Oil prices rallied above US$60 per barrel due to a series of supply disruptions and continued demand growth from China and the U.S. The Utilities sector underperformed the Index.

Stock selection in the Financials sector, particularly overweight positions in non-Index HDFC Bank (India) and Samsung Fire & Marine (Korea), aided Fund returns. The former continued to deliver solid results, while the latter benefited from signs of improving underwriting quality and a gradual recovery in Korean domestic consumption. Hong Kong Land and Swire Pacific (Hong Kong) were other notable performers from the Financials sector. Keppel Corp. (Singapore) a new holding in the Industrial sector of our portfolio also helped performance.†

Holding Samsung Electronics was positive in absolute terms, but being underweight the stock, which makes up 5% of the benchmark, hurt relative performance. Some concerns about corporate governance and our overall avoidance of highly cyclical businesses make it difficult to justify a benchmark weight in the stock. Having no exposure to Hyundai Motors (Korea: Consumer Discretionary) and PetroChina (Energy) also detracted from performance.†

What major changes have occurred in the portfolio during the period covered by the report?

We continue to be heavily overweight in the Consumer sectors where high quality businesses with steady growth are attractively valued.

What is your outlook for the Fund?

We believe the appetite for emerging market assets could surpass the high levels seen in January leaving room for a possible sharp decline in the prices of some stocks. Asian consumption growth could remain strong irrespective of what happens to U.S. demand. It is becoming increasingly difficult to identify value in many quality companies in the region and we continue to expect an extended period of market consolidation at around current levels.†

Past performance does not guarantee future results.

[1]	The Morgan Stanley Capital International (MSCI) All Country (AC) Far East Free Index (excluding Japan) is generally representative of the 48 developed and emerging markets around the world that collectively comprise virtually all of the foreign equity stock markets. Investors cannot invest directly in an index, although they can invest in its underlying securities.
†	The composition of the Fund’s portfolio is subject to change.

Pacific Capital New Asia Growth Fund (cont.)

Country Weightings as of July 31, 2005

(as a percentage of total investments)

The composition of the Fund’s portfolio is subject to change.

Growth of a $10,000 Investment

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark. The chart above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Average Annual Total Returns as of July 31, 2005

	1 Year	5 Year	10 Year
Class A Shares*	29.56%	3.64%	4.49%
Class B Shares**	31.66%	3.91%	4.53%
Class C Shares**	35.73%	4.09%	4.54%
Class Y Shares	37.07%	5.02%	5.31%

*	Reflects 5.25% maximum front-end sales charge.
**	Reflects maximum contingent deferred sales charge (CDSC) of up to 5.00% for the Class B Shares and a maximum CDSC of 1.00% for the Class C Shares (applicable only to redemptions within one year of purchase).

The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-258-9232 or visit the Funds’ website at pacificcapitalfunds.com.

The Pacific Capital Funds are distributed by BISYS Fund Services. The Asset Management Group of Bank of Hawaii provides investment advisory services to the Fund and receives a fee for its services. First State (Hong Kong) LLC is sub-advisor to the Fund and is paid a fee for its services.

The Class B and Class C shares of the Fund commenced operations on March 2, 1998 and April 30, 2004, respectively. Performance information for Class C shares is based upon the performance of Class B shares from inception. Performance calculated for any period up to and through March 2, 1998 is based upon the performance of Class A shares, which does not reflect the higher 12b-1 fees. Had the higher 12b-1 fees been incorporated, total return figures may have been adversely affected.

The performance of the Pacific Capital New Asia Growth Fund is measured against the MSCI® AC Far East Free Index ex-Japan, which is unmanaged and is generally representative of the 48 developed and emerging markets around the world that collectively comprise virtually all of the foreign equity stock markets. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Pacific Capital International Stock Fund

Investment Style

International, multi-cap, blend

Investment Objective

Long-term capital appreciation by investing in a broadly diversified portfolio of companies domiciled outside the United States. Investments are not limited to any particular country or market capitalization.

Investment Considerations

An investment in this Fund entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability. The Fund’s share price is expected to be more volatile than that of a U.S.-only fund. Equity securities (stocks) are more volatile and carry more risk than other forms of investments, such as investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Investment Process

•	Style neutral growth and value discipline

•	50% managed by growth team—50% managed by value team

•	Disciplined bottom-up stock selection

•	Disciplined risk management framework to control industry and regional weightings

Investment Management

Advised by Asset Management Group of Bank of Hawaii

Sub-Advised by Hansberger Global Investors, Inc.

•	Founded in 1994 by Thomas L. Hansberger, former President and CEO of Templeton Worldwide

•	Headquartered in Ft. Lauderdale, Florida, with satellite offices in Hong Kong, Moscow and Toronto

•	19 investment professionals, 16 nationalities

•	$6.4 billion in assets under management

How did the Fund perform compared to its benchmark?

For the 12-month period ended July 31, 2005, the Fund underperformed its benchmark, the MSCI® ACWI ex US Index1. The Fund (Class A shares without sales charge) was up 21.17% while the MSCI® ACWI ex US Index1 was up 24.90%.

What were the major factors in the market that influenced the Fund’s performance?

The largest factors influencing the Fund’s performance relative to the benchmark were:

The Fund’s average 3.2% cash level had a negative effect on relative return during this period of strong performance.†

The underweighting of 1.7% in the Australian sector, and disappointing results of the Fund’s Australian securities lowered the Fund’s relative return. The Fund’s Australian securities were up 22.1% while the MSCI Australia Index was up 42.2%. Underexposure to the Australian dollar also hurt as that currency strengthened over the past year.†

The Fund had a 1.3% overweighting in the Emerging Markets. The Fund’s Emerging Markets stocks were up 55.3% while the benchmark was up 47.0%. Overweightings to Brazil and Korea were helpful as those currencies strengthened over the year.†

What major changes have occurred in the portfolio during the period covered by the report?

The Fund’s commitment to Europe excluding the United Kingdom increased, with 41.9% of its assets in the Europe ex United Kingdom sector for the period ended July 31, 2005. The Fund’s relative weighting in the Emerging Markets declined by 1.7%, which was about even with the MSCI Index weight in that region. Other large regional weighting differences are an underweighting of 3.1% to Canada and an underweighting of 3.1% to the United Kingdom.†

Financial stocks are the Fund’s largest commitment. The Fund increased the weighting in this sector by 1.9% relative to the benchmark weighting. The Fund’s largest relative weightings were Information Technology, overweighted by 3.3%, Health Care, overweighted by 2.7%, Materials, underweighted by 2.7%, and Energy underweighted by 2.6%.†

What is your outlook for the Fund

Our analysts feel that the combination of commodity price inflation, high oil prices, rising U.S. interest rates, and difficult consumer conditions in the United Kingdom, Japan, Germany, and France could provide a good relative environment for companies that have demonstrated their ability to create their own opportunities for growth in difficult market conditions. We believe that the Fund is structured to excel in that type of environment. Large, well-diversified companies with wide geographic reach and strong market share could be able to provide a better foundation for above average performance over the remainder of 2005. The valuations for these types of companies also remain very attractive versus history and current bond yields in our opinion.†

Past performance does not guarantee future results.

[1]	The Morgan Stanley Capital International (MSCI) All Country World (ACWI) ex US is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets outside the U.S. Investors cannot invest directly in an index, although they can invest in its underlying securities.
†	The composition of the Fund’s portfolio is subject to change.

Pacific Capital International Stock Fund (cont.)

Country Weightings as of July 31, 2005

(as a percentage of total investments)

The composition of the Fund’s portfolio is subject to change.

Growth of a $10,000 Investment

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark. The chart above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Average Annual Total Returns as of July 31, 2005

	1 Year	5 Year	Since Inception (12/2/98)
Class A Shares*	14.82%	-6.06%	1.43%
Class B Shares**	16.43%	-5.78%	1.59%
Class C Shares**	20.30%	-5.65%	1.57%
Class Y Shares	21.61%	-4.68%	2.58%

*	Reflects 5.25% maximum front-end sales charge.
**	Reflects maximum contingent deferred sales charge (CDSC) of up to 5.00% for the Class B Shares and a maximum CDSC of 1.00% for the Class C Shares (applicable only to redemptions within one year of purchase).

The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-258-9232 or visit the Funds’ website at pacificcapitalfunds.com.

The Pacific Capital Funds are distributed by BISYS Fund Services. The Asset Management Group of Bank of Hawaii provides investment advisory services to the Fund and receives a fee for its services. Hansberger Global Investors, Inc. is sub-advisor to the Fund and is paid a fee for its services.

The Pacific Capital International Stock Fund’s inception date was December 2, 1998. Class A Shares were not in existence prior to December 8, 1998. Performance calculated for any period up to and through December 8, 1998, is based upon the performance of Class Y Shares, which does not reflect the higher 12b-1 fees. Had the higher 12b-1 fees been incorporated, total return figures may have been adversely affected.

Class B and Class C shares were not in existence prior to December 20, 1998 and April 30, 2004, respectively. Performance information for Class C shares is based upon the performance of Class B shares from inception. Performance calculated for any period up to and through such inception dates is based upon the performance of Class Y shares, which does not reflect the higher 12b-1 fees. Had the higher 12b-1 fees been incorporated, total return figures may have been adversely affected.

The performance of the Pacific Capital International Stock Fund is measured against the MSCI® ACWI ex US Index, which is designed to measure equity market performance in the global developed and emerging markets outside the U.S. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Pacific Capital Small Cap Fund

Investment Style

Domestic, small-cap, value

Investment Objective

Long-term capital appreciation by investing in a diversified portfolio of small-capitalization companies —with a current average market cap of $16 million to $2.7 billion—believed to be undervalued, fundamentally strong and undergoing positive change.

Investment Considerations

Small-capitalization stocks typically carry additional risk, since smaller companies generally have a higher risk of failure and their stocks have experienced a greater degree of volatility. Equity securities (stocks) are more volatile and carry more risk than other forms of investments, such as investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Investment Process

•	Follow active bottom-up investment approach

•	Assess attractive valuations through price-to-book, price-to-earnings and dividend yield ratios

•	Identify potential improvement based on free cash flow, balance sheet liquidity, inventory sales ratio, insider buying and management change

Investment Management

Advised by Asset Management Group of Bank of Hawaii

Sub-Advised by Nicholas Applegate Capital Management

•	Founded in 1984, NACM employs 58 investment professionals

•	Specializes in global and international equity, domestic equity and special strategy management

•	$14.8 billion in assets under management

How did the Fund perform compared to its benchmark?

For the 12-month period ended July 31, 2005, the Fund returned 27.98% (Class A Shares without sales charge), outperforming the Russell 2000® Value Index1 return of 26.72%.

For the same period, the Fund ranked in the 18th percentile among 594 funds in the Lipper Small-Cap Core Funds universe.2

What were the major factors in the market that influenced the Fund’s performance?

The Fund’s outperformance relative to the benchmark was largely a result of strong stock selection in the Information Technology, Utilities, and Consumer Discretionary sectors.†

The Fund posted positive stock selection in seven of the 10 sectors of the Russell Index. That outperformance occurred in an environment in which the U.S. equity markets delivered strong returns. Small cap stocks outpaced large cap stocks during the 12 months ended July 31, 2005, a trend, which has persisted since 1999. The Dow Jones Industrial Average3 gained 4.94% and the NASDAQ Composite Index4 was up 16.49% for the one-year period, while the cyclically heavy Russell Index gained 26.7%.

The broad-based economic recovery that began in the second half of 2003 continued through the first half of 2005. Corporate profits remained healthy, but concerns that record-high oil prices and rising short-term rates would dampen economic and corporate profit growth weighed on investor sentiment. The Fed increased the fed funds target rate beginning in June 2004, and has tightened 2.25% in nine 0.25% increments in its effort to preempt inflation.

Our private placement Real Estate Investment Trust investments contributed nicely to the portfolio. KKR Financial and Diamond Rock Hospitality both priced initial public offerings in 2005 and Ventas acquired Provident Senior Living Trust at a premium.†

Within Information Technology for the period, Comtech Telecommunications Corp. rose 165%, ROFIN-SINAR Technologies gained over 69%, and MTS Systems also contributed to the portfolio, returning 85.3%.†

In Utilities, stock selection was strong relative to the benchmark. The UGI Corp. rose 86.4%, Aquila Inc., rose 48%, and Energen Corp. rose 50.2%, each positively impacting performance during the period.†

The Consumer Discretionary sector added value compared to the benchmark. Hibbett Sporting Goods, Inc. gained over 74% and the Neiman-Marcus Group, Inc. rose 82%, for the period.†

Stock selection in the Financials sector and our underweight in the Energy sector detracted from relative performance.†

Past performance does not guarantee future results.

[1]	The Russell 2000® Value Index (“Russell Index”) is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index, although they can invest in its underlying securities.
[2]	The Lipper Small-Cap Core Funds universe is comprised of mutual of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index. For the one-, three- and five-year periods ended July 31, 2005 the Pacific Capital Small Cap Fund ranked 105, 40 and 5 out of 594, 475 and 334 funds in the Lipper Small-Cap Core Funds category, respectively. The Lipper Rankings are based on total returns and do not reflect a sales charge. Funds with multiple share classes have a common portfolio.
†	The composition of the Fund’s portfolio is subject to change.

Pacific Capital Small Cap Fund (cont.)

In Financials, Quanta Capital Holdings Ltd. declined 33% over the period. Knight Capital Group, Inc. (formerly Knight Trading) declined 10.7%.†

What major changes have occurred in the portfolio during the period covered by the report?

The Fund’s holdings remain diversified across sectors and industries. Because of the Russell reconstitution on June 30, we are less underweight in Energy and Utilities, less overweight in Technology and more overweight in Producers/ Manufacturers. We are underweight in the banking sector due to a lack of liquidity.

What is your outlook for the Fund?

We believe the outlook for U.S. equities remains mixed. Slowing corporate earnings growth and a spate of new layoff announcements create a headwind for the U.S. economy. Overall, however, corporate balance sheets are in good shape and could provide companies with flexibility to better withstand any economic weakness. Nicholas-Applegate believes that it will be able to successfully invest in companies that can take advantage of the current environment.†

[3]	The Dow Jones Industrial Average is a price-weighted average based on the price-only performance of 30 blue chip stocks (the average is computed by adding the prices of the 30 stocks and dividing by a denominator, which has been adjusted over the years for stocks splits, stock dividends and substitutions of stocks).
[4]	The NASDAQ Composite Index is a market price only index that tracks the performance of U.S. domestic common stocks traded on the regular Nasdaq market as well as National Market System traded foreign common stocks and American Depository Receipts.

Investors cannot invest directly in an index, although they can invest in its underlying securities.

†	The composition of the Fund’s portfolio is subject to change.

Pacific Capital Small Cap Fund (cont.)

Sector Weightings as of July 31, 2005

(as a percentage of total investments)

The composition of the Fund’s portfolio is subject to change.

Growth of a $10,000 Investment

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark. The chart above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Average Annual Total Returns as of July 31, 2005

	1 Year	5 Year	Since Inception (12/3/98)
Class A Shares*	21.23%	21.33%	17.01%
Class B Shares**	23.02%	21.59%	17.06%
Class C Shares**	27.00%	21.70%	17.06%
Class Y Shares	28.30%	22.90%	18.21%

*	Reflects 5.25% maximum front-end sales charge.
**	Reflects maximum contingent deferred sales charge (CDSC) of up to 5.00% for the Class B Shares and a maximum CDSC of 1.00% for the Class C Shares (applicable only to redemptions within one year of purchase).

The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-258-9232 or visit the Funds’ website at pacificcapitalfunds.com.

The Pacific Capital Funds are distributed by BISYS Fund Services. The Asset Management Group of Bank of Hawaii provides investment advisory services to the Fund and receives a fee for its services. Nicholas-Applegate Capital Management is sub-advisor to the Fund and is paid a fee for its services.

The Pacific Capital Small Cap Fund’s inception date was December 3, 1998. Class A, Class B and Class C shares were not in existence prior to December 8, 1998, December 20, 1998 and April 30, 2004, respectively. Performance information for Class C shares is based upon the performance of Class B shares from inception. Performance calculated for any period up to and through such inception dates is based upon the performance of Class Y shares, which does not reflect the higher 12b-1 fees. Had the higher 12b-1 fees been incorporated, total return figures may have been adversely affected.

The performance of the Pacific Capital Small Cap Fund is measured against the Russell 2000® Value Index, is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Pacific Capital Mid-Cap Fund

Investment Style

Domestic, mid-cap, blend

Investment Objective

Long-term capital appreciation by investing in a diversified portfolio of mid-capitalization companies–currently average market cap of $410 million to $11.3 billion–that are reasonably priced, fundamentally strong and exhibit better growth expectations relative to peers.

Investment Considerations

Mid-capitalization stocks typically carry additional risk, since smaller companies generally have a higher risk of failure and have experienced a greater degree of volatility. Equity securities (stocks) are more volatile and carry more risk than other forms of investments, such as investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Investment Process

•	Quantitative research analysis with fundamental research overlay

•	Quantitative analysts use proprietary screen to evaluate expectations, valuation and quality of 3,000 stocks

•	Fundamental analysts identify factors not included in the screen to determine most attractive stocks

•	Portfolio construction emphasizes stock selection and seeks to neutralize risk elements that are not consistently rewarded

Investment Management

Advised by Asset Management Group of Bank of Hawaii

Sub-Advised by Bankoh Investment Partners, LLC (BIP), a joint venture between Bank of Hawaii and Chicago Equity Partners (CEP)

•	Founded in 1989, CEP specializes in core domestic equity markets

•	CEP investment management team averages 17 years experience

•	CEP currently oversees $8.6 billion in assets

How did the Fund perform compared to its benchmark?

For the 12-month period ended July 31, 2005, the Fund underperformed its benchmark, the S&P 400 MidCap Index1. The Fund produced a total return of 23.69% (Class A Shares without sales charge) compared to the Index which was up 25.89% for the same period.

What were the major factors in the market that influenced the Fund’s performance?

The equity markets returned to positive territory during the quarter even with powerful headwinds—runaway oil prices, bad trade numbers, the downgrading of GM’s credit ratings, and mostly uninspiring job gains. These factors were countered by the strength of corporate profits, the rise of the U.S. dollar and the decline of long term interest rates.

For the period, momentum factors had positive returns, while value and quality factors were not as strong in the last quarter as they have been in the last twelve months. Over the last 12 months, we have seen positive returns from all three factors (Value, Quality, Momentum), but we have not seen as much discrimination between stocks that have strength in all three factor groups and those that do not. We construct the portfolio with companies that have the broadest exposure to these groups. Because we have not seen the discrimination over the last few months, it has been difficult to produce the expected performance.†

What major changes have occurred in the portfolio during the period covered by the report?

No major changes have occurred in the portfolio other than the typical re-balancing.

What is your outlook for the Fund?

We expect our model to add value and assist in our portfolio construction process as investors focus on companies that exhibit favorable long term fundamentals. As the economy and earnings growth wains, we believe there will be a divergence between companies’ fundamentals and related returns. After mid-cycle slowdowns, the market tends to reward those companies which are more suited to endure a range of market conditions. These are companies that exhibit stronger longer term fundamentals, such as favorable valuations, increasing earnings outlooks and stronger balance sheets. Our model focuses on these factors and we tend to buy companies that have positive exposure to all of these factor groups.†

Past performance does not guarantee future results.

[1]	The S&P 400 MidCap Index is a market capitalization-weighted index of 400 medium capitalization stocks. Investors cannot invest directly in an index, although they can invest in its underlying securities.
†	The composition of the Fund’s portfolio is subject to change.

Pacific Capital Mid-Cap Fund (cont.)

Sector Weightings as of July 31, 2005

(as a percentage of total investments)

The composition of the Fund’s portfolio is subject to change.

Growth of a $10,000 Investment

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark. The chart above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Average Annual Total Returns as of July 31, 2005

	1 Year	Since Inception (12/30/03)
Class A Shares*	17.22%	12.97%
Class C Shares**	22.87%	16.23%
Class Y Shares	23.92%	17.12%

*	Reflects 5.25% maximum front-end sales charge.
**	Reflects maximum contingent deferred sales charge (CDSC) of up to 1.00% (applicable only to redemptions within one year of purchase).

The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-258-9232 or visit the Funds’ website at pacificcapitalfunds.com.

The Pacific Capital Funds are distributed by BISYS Fund Services. The Asset Management Group of Bank of Hawaii provides investment advisory services to the Fund and receives a fee for its services. Bankoh Investment Partners, LLC is sub-advisor to the Fund and is paid a fee for its services.

The Pacific Capital Mid-Cap Fund’s inception date was December 30, 2003. The Class C shares were not in existence prior to April 30, 2004. Performance calculated for any period up to and through April 30, 2004, is based upon the performance of Class A shares, which does not reflect the higher 12b-1 fees. Had the higher 12b-1 fees been incorporated, total return figures may have been adversely affected.

The performance of the Pacific Capital Mid-Cap Fund is measured against the S&P 400 MidCap Index, an unmanaged market capitalization-weighted index of 400 medium capitalization stocks. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Pacific Capital Growth Stock Fund

Investment Style

Domestic, large-cap, growth

Investment Objective

Long-term capital appreciation with a secondary emphasis on dividend income, by investing in a diversified portfolio of large-capitalization companies – currently greater than $1 billion – whose earnings are expected to grow faster than the average for the U.S. market.

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, such as investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Investment Process

•	Top-down macroeconomic analysis of sector trends

•	Bottom-up fundamental research to identify attractive stocks

•	Rigorous quantitative risk analysis

Investment Management

Advised by Asset Management Group of Bank of Hawaii (AMG)

•	Founded in 1898, AMG represents the largest, most experienced staff of investment professionals in Hawaii

•	$6.4 billion in assets under management

How did the Fund perform compared to its benchmark?

For the 12-month period ended July 31, 2005, the Fund (Class A Shares without sales charge) gained 10.29%. The Fund’s benchmark, the Russell 1000® Growth Index1, gained 13.04% during this same period.

What were the major factors in the market that influenced the Fund’s performance?

The stock market advanced sharply during the 12 months ended July 31, 2005, reflecting continued expansion of the economy and solid corporate earnings gains. Smaller market capitalization securities were particularly strong as investors showed a preference for riskier issues. In addition, value stocks continued to outperform growth stocks during the period. Leading sectors included Energy, Utilities, and Consumer Discretionary. Lagging sectors included Financials, Consumer Staples, and Industrials.

The Fund’s underperformance relative to its Russell benchmark was primarily due to the conservative nature of the Fund’s holdings that left it under exposed to some of the more aggressive and mostly smaller segments of the growth stock universe. Sector selection had a relatively minor negative impact on the Fund’s performance as the benefit from an overweight in the Consumer Discretionary sector was offset by unfavorable weightings in most of the other sectors.†

The Fund’s difficult comparisons against its benchmark emerged most noticeably in the fiscal second and fourth quarters in which the stock market underwent a rally which propelled smaller, more volatile stocks sharply higher.

What major changes have occurred in the portfolio during the period covered by the report?

The structure of the portfolio was not changed significantly during the fiscal year although numerous trades were completed to maintain the Fund’s exposure and to comply with its individual security sell discipline. The Fund continues to emphasize securities that possess favorable momentum, value and quality characteristics.†

What is your outlook for the Fund?

The stock market appears to be in the process of regaining its upward momentum after stumbling earlier in the year on worries about high oil prices and its impact on economic growth. The outlook for corporate earnings and domestic economic growth is improving and stock prices are responding positively. Technology stocks, laggards earlier in the year, have sprung back to life and are showing renewed strength, particularly semiconductor stocks. Economically sensitive stocks in the Materials and Industrial sectors are also showing renewed strength after selling off sharply earlier in the year. Therefore, in recent weeks we have taken steps to position the portfolio somewhat more aggressively with a focus on stocks offering the potential to rebound as economic and earnings worries ease. Such purchases include Nucor, Phelps Dodge, Micrel, International Rectifier, Polaris Industries and Grainger.†

Past performance does not guarantee future results.

[1]	The Russell 1000® Growth Index measures the performance of 1,000 securities found in the Russell universe with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index, although they can invest in the underlying securities.
†	The composition of the Fund’s portfolio is subject to change.

Pacific Capital Growth Stock Fund (cont.)

Sector Weightings as of July 31, 2005

(as a percentage of total investments)

The composition of the Fund’s portfolio is subject to change.

Growth of a $10,000 Investment

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark. The chart above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Average Annual Total Returns as of July 31, 2005

	1 Year	5 Year	10 Year
Class A Shares*	4.45%	-10.91%	6.18%
Class B Shares**	5.56%	-10.71%	6.20%
Class C Shares**	9.59%	-10.57%	6.21%
Class Y Shares	10.50%	-9.69%	7.05%

*	Reflects 5.25% maximum front-end sales charge.
**	Reflects maximum contingent deferred sales charge (CDSC) of up to 5.00% for the Class B Shares and a maximum CDSC of 1.00% for the Class C Shares (applicable only to redemptions within one year of purchase).

The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-258-9232 or visit the Funds’ website at pacificcapitalfunds.com.

The Pacific Capital Funds are distributed by BISYS Fund Services. The Asset Management Group of Bank of Hawaii provides investment advisory services to the Fund and receives a fee for its services.

Class B and Class C shares of the Fund commenced operations on March 2, 1998 and April 30, 2004, respectively. Performance information for Class C shares is based upon the performance of Class B shares from inception. Performance calculated for any period up to and through March 2, 1998 is based upon the performance of Class A shares, which does not reflect the higher 12b-1 fees. Had the higher 12b-1 fees been incorporated, total return figures may have been adversely affected.

The performance of the Pacific Capital Growth Stock Fund is measured against the Russell 1000® Growth Index which measures the performance of 1,000 securities found in the Russell universe with higher price-to-book ratios and higher forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

Pacific Capital Growth and Income Fund

Investment Style

Domestic, large-cap, blend

Investment Objective

Long-term capital appreciation with a secondary emphasis on dividend income, by investing in a diversified portfolio of large-capitalization dividend-paying companies – currently greater than $1 billion – whose earnings are expected to grow at above-average rates in relation to industry peers.

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, such as investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Investment Process

•	Top-down macroeconomic analysis of sector trends

•	Bottom-up fundamental research to identify attractive stocks

•	Rigorous quantitative risk analysis

Investment Management

Advised by Asset Management Group of Bank of Hawaii (AMG)

•	Founded in 1898, AMG represents the largest, most experienced staff of investment professionals in Hawaii

•	$6.4 billion in assets under management

How did the Fund perform compared to its benchmark?

For the 12-month period ended July 31, 2005, the Fund (Class A Shares without sales charge) gained 14.83%. The Fund’s benchmark, the S&P 5001, gained 14.04% during this same period.

For the same period, the Fund ranked in the 27th percentile among 882 funds in the Lipper Large-Cap Core universe2.

What were the major factors in the market that influenced the Fund’s performance?

The stock market advanced sharply during the 12 months ended July 31, 2005, reflecting continued expansion of the economy and solid corporate earnings gains. Smaller market capitalization securities were particularly strong as investors showed a preference for riskier issues. In addition, value stocks continued to outperform growth stocks during the period. Leading sectors included Energy, Utilities, and Consumer Discretionary. Lagging sectors included Financials, Consumer Staples, and Industrials.

During the fiscal year, the Fund’s performance outpaced its S&P 500 benchmark primarily due to successful security selection, particularly in the Consumer Cyclical and Technology sectors. Standout performers included the Fund’s holdings in Autodesk, Amphenol Corp., Coach and American Eagle Outfitters. To a lesser extent, sector selection helped the Fund, particularly with over-weighted positions in the Consumer Discretionary and Basic Materials sectors.†

The performance of the Fund compared favorably against its peer group because of its positive relative performance against the S&P 500 and its true core positioning. A fair number of funds within the peer group have a large growth orientation which caused them to substantially under perform the S&P 500.†

What major changes have occurred in the portfolio during the period covered by the report?

The structure of the portfolio was not changed significantly during the fiscal year although numerous trades were completed to maintain the Fund’s exposure and to comply with its individual security sell discipline. The Fund continues to emphasize securities that possess favorable momentum, value and quality characteristics.†

What is your outlook for the Fund?

The stock market appears to be in the process of regaining its upward momentum after stumbling earlier in the year on worries about high oil prices and their impact on economic growth. The outlook for corporate earnings and domestic economic growth is improving and stock prices are responding positively. Technology stocks, laggards earlier in the year, have sprung back to life and are showing renewed strength, particularly semiconductor stocks. Economically sensitive stocks in the Materials and Industrial sectors are also showing renewed strength after selling off sharply earlier in the year. Therefore, in recent weeks we have taken steps to position the portfolio somewhat more aggressively with a focus on stocks offering the potential to rebound as economic and earnings worries ease. Such purchases include Nucor, Phelps Dodge, Sandisk, Polaris Industries and Williams Companies.†

Past performance does not guarantee future results.

[1]	The Standard & Poor’s 500 Stock Index (“S&P 500”) is a capitalization weighted index that measures the performance of 500 large-capitalization stocks representing all major industries. It is not possible to invest directly in any index.
[2]	The Lipper Large-Cap Core universe is comprised of mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index. For the one-, five- and ten-year periods ended July 31, 2005 the Pacific Capital Growth and Income Fund ranked 234, 519 and 13 out of 882, 606 and 221 funds in the Lipper Large-Cap Core Funds category, respectively. The Lipper Rankings are based on total returns and do not reflect a sales charge. Funds with multiple share classes have a common portfolio.
†	The composition of the Fund’s portfolio is subject to change.

Pacific Capital Growth and Income Fund (cont.)

Sector Weightings as of July 31, 2005

(as a percentage of total investments)

The composition of the Fund’s portfolio is subject to change.

Growth of a $10,000 Investment

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark. The chart above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Average Annual Total Returns as of July 31, 2005

	1 Year	5 Year	10 Year
Class A Shares*	8.76%	-7.09%	7.16%
Class B Shares**	9.93%	-6.95%	7.12%
Class C Shares**	14.00%	-6.78%	7.13%
Class Y Shares	15.12%	-5.85%	7.98%

*	Reflects 5.25% maximum front-end sales charge.
**	Reflects maximum contingent deferred sales charge (CDSC) of up to 5.00% for the Class B Shares and a maximum CDSC of 1.00% for the Class C Shares (applicable only to redemptions within one year of purchase).

The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-258-9232 or visit the Funds’ website at pacificcapitalfunds.com.

The Pacific Capital Funds are distributed by BISYS Fund Services. The Asset Management Group of Bank of Hawaii provides investment advisory services to the Fund and receives a fee for its services.

The Class B and Class C shares of the Fund commenced operations on March 2, 1998 and April 30, 2004, respectively. Performance information for Class C shares is based upon the performance of Class B shares from inception. Performance calculated for any period up to and through March 2, 1998 is based upon the performance of Class A shares, which does not reflect the higher 12b-1 fees. Had the higher 12b-1 fees been incorporated, total return figures may have been adversely affected.

The performance of the Pacific Capital Growth and Income Fund is measured against the Standard & Poor’s 500 Stock Index, an unmanaged index generally representative of the broad domestic stock universe. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Pacific Capital Value Fund

Investment Style

Domestic, large-cap, value

Investment Objective

Long-term capital appreciation with a secondary emphasis on dividend income, by investing in a diversified portfolio of large-capitalization companies – currently greater than $1 billion – believed to be undervalued, fundamentally strong and undergoing positive change.

Investment Considerations

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value. Equity securities (stocks) are more volatile and carry more risk than other forms of investments, such as investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Investment Process

•	Top-down macroeconomic analysis of sector trends

•	Bottom-up fundamental research to identify attractive stocks

•	Rigorous quantitative risk analysis

Investment Management

Advised by Asset Management Group of Bank of Hawaii (AMG)

•	Founded in 1898, AMG represents the largest, most experienced staff of investment professionals in Hawaii

•	$6.4 billion in assets under management

How did the Fund perform compared to its benchmark?

For the 12-month period ended July 31, 2005, the Fund (Class A Shares without sales charge) rose 18.75%. The Fund’s benchmark, the Russell 1000® Value Index1, rose 19.04% during this same period.

The Fund was ranked in the 14th percentile among 442 funds within the Lipper Large Cap Value universe2.

What were the major factors in the market that influenced the Fund’s performance?

The stock market advanced sharply during the 12 months ended July 31, 2005, reflecting continued expansion of the economy and solid corporate earnings gains. Smaller market capitalization securities were particularly strong as investors showed a preference for more volatile issues. In addition, value stocks continued to outperform growth stocks during the period. Leading sectors included Energy, Utilities, and Consumer Discretionary. Lagging sectors included Financials, Consumer Staples, and Industrials.†

For the period ended July 31, 2005 the Fund underperformed its benchmark index, the Russell 1000® Value Index because of Fund expenses which are not included in the index return. Securities negatively impacting performance included Advanced Micro Devices, Rent-A-Center and Smithfield Foods, while stocks such as United Defense Industries, Hibernia and CVS had a positive impact.†

The performance of the Fund compared favorably against its peer group because of its true to style positioning within the value space in a year during which value oriented stocks substantially outperformed growth oriented stocks. A fair number of funds within the peer group have large core orientations which caused them to substantially under perform the Russell Index.

What major changes have occurred in the portfolio during the period covered by the report?

The structure of the portfolio was not changed significantly during the fiscal year although numerous trades were completed to maintain the Fund’s exposure and to comply with its individual security sell discipline. The Fund continues to emphasize securities that possess favorable momentum, value and quality characteristics.†

What is your outlook for the Fund?

The stock market appears to be in the process of regaining its upward momentum after stumbling earlier in the year on worries about high oil prices and their impact on economic growth. The outlook for corporate earnings and domestic economic growth is improving and stock prices are responding positively. Technology stocks, laggards earlier in the year, have sprung back to life and are showing renewed strength, particularly semiconductor stocks. Economically sensitive stocks in the Materials and Industrial sectors are also showing renewed strength after selling off sharply earlier in the year. In recent weeks we have taken steps to position the portfolio somewhat more aggressively with a focus on stocks offering the potential to rebound as economic and earnings worries ease. Such purchases include U.S. Steel, Phelps Dodge, National Semiconductor, Williams Companies, and Polaris Industries.†

Past performance does not guarantee future results.

[1]	The Russell 1000® Value Index (“Russell Index”) measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. It is not possible to invest directly in any index.
[2]	The Lipper Large-Cap Value universe is comprised of mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index. For the one- and five-year periods ended July 31, 2005, the Pacific Capital Value Fund ranked 60 and 196 out of 442 and 239 funds in the Lipper Large-Cap Value Funds category, respectively. The Lipper Rankings are based on total returns and do not reflect a sales charge. Funds with multiple share classes have a common portfolio.
†	The composition of the Fund’s portfolio is subject to change.

Pacific Capital Value Fund (cont.)

Sector Weightings as of July 31, 2005

(as a percentage of total investments)

The composition of the Fund’s portfolio is subject to change.

Growth of a $10,000 Investment

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark. The chart above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Average Annual Total Returns as of July 31, 2005

	1 Year	5 Year	Since Inception (12/3/98)
Class A Shares*	12.57%	0.76%	2.56%
Class B Shares**	14.00%	0.93%	2.63%
Class C Shares**	18.00%	1.13%	2.65%
Class Y Shares	19.12%	2.11%	3.66%

*	Reflects 5.25% maximum front-end sales charge.
**	Reflects maximum contingent deferred sales charge (CDSC) of up to 5.00% for the Class B Shares and a maximum CDSC of 1.00% for the Class C Shares (applicable only to redemptions within one year of purchase).

The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-258-9232 or visit the Funds’ website at pacificcapitalfunds.com.

The Pacific Capital Funds are distributed by BISYS Fund Services. The Asset Management Group of Bank of Hawaii provides investment advisory services to the Fund and receives a fee for its services.

The Pacific Capital Value Fund’s inception date was December 3, 1998. The Class A, Class B and Class C shares were not in existence prior to December 8, 1998, December 13, 1998 and April 30, 2004, respectively. Performance information for Class C shares is based upon the performance of Class B shares from inception. Performance calculated for any period up to and through such inception dates is based upon the performance of Class Y shares, which does not reflect the higher 12b-1 fees. Had the higher 12b-1 fees been incorporated, total return figures may have been adversely affected.

The performance of the Pacific Capital Value Fund is measured against the Russell 1000® Value Index, an unmanaged index comprised of the securities in the Russell universe that tend to exhibit low price-to-book and price-to-earnings ratios. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Pacific Capital Diversified Fixed Income Fund

Investment Style

High-quality, intermediate-term, taxable

Investment Objective

High current income consistent with capital preservation by investing at least 80% in fixed income securities, with most of its assets in debt securities issued or guaranteed by the U.S. Government and corporate debt securities rated “A” or better by Standard & Poor’s.

Investment Considerations

Bonds offer a relatively stable level of income, although bond prices will fluctuate with interest rate changes providing the potential for principal gain or loss. Generally, bond prices fall when interest rates rise, and vice versa. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Investment Process

•	Top-down macroeconomic analysis of interest rate trends

•	Bottom-up credit research to identify high quality bonds

•	Rigorous quantitative risk analysis

Investment Management

Advised by Asset Management Group of Bank of Hawaii (AMG)

•	Founded in 1898, AMG represents the largest, most experienced staff of investment professionals in Hawaii

•	$6.4 billion in assets under management

How did the Fund perform compared to its benchmark?

For the 12-month period ended July 31, 2005, the Fund underperformed its benchmark. The return for the Fund was 3.67% (Class A Shares without sales charge), versus the Merrill Lynch Government/Corporate Master Index1 return of 4.99%.

What were the major factors in the market that influenced the Fund’s performance?

The most significant negative impact on portfolio performance was the higher quality of our corporate bonds. Spreads on lower quality bonds tightened significantly through the end of March, resulting in better performance. Investors moved further out on the credit curve, taking on more risk to achieve higher income in the persistent low-rate environment. Subsequently through the end of June, 2005, lower quality bond spreads widened markedly as investors shunned risk and higher quality bonds prevailed.

What major changes have occurred in the portfolio during the period covered by the report?

Although the rate on the 10-year Treasury was little changed year-over-year, there was some volatility during the period that gave us opportunities to adjust the average maturity of the portfolio to address market conditions. During the calendar quarter ended September 30, 2004, the 10-year rate fell to 4%, below our trading range forecast. We shortened the average maturity of the portfolio in anticipation of higher rates, and extended back to benchmark maturity in late March when the 10-year Treasury rose to our “re-entry” level.†

Although corporate bond spreads remain at fairly narrow levels, issuance (supply) has declined and demand, especially from foreign entities, has been strong. We don’t anticipate that this situation will change dramatically and thus will likely maintain our overweight position in higher quality corporate bonds.†

We increased our positions in floating rate notes, which has worked out well as a defense in an environment of rising short term rates. These securities maintain a more stable market value, while providing an increasing income stream as their coupon rates adjust to higher rates.†

What is your outlook for the Fund?

We anticipate the Fed may increase short term rates at least one, possibly two more times through year-end. We expect that longer rates may remain in a trading range of approximately 4-4.5% given our current inflation and economic outlook. In this environment, we believe the next fiscal year to be very similar in performance to this reporting period, with income being the major contributor to performance.†

Past performance does not guarantee future results.

[1]	The Merrill Lynch Government/ Corporate Master Index is generally representative of the performance of corporate and U.S. Government bonds. Investors cannot invest directly in an index, although they can invest in its underlying securities.
†	The composition of the Fund’s portfolio is subject to change.

Pacific Capital Diversified Fixed Income Fund (cont.)

Credit Quality as of July 31, 2005

(as a percentage of total investments)

The composition of the Fund’s portfolio is subject to change.

Growth of a $10,000 Investment

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark. The chart above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Average Annual Total Returns as of July 31, 2005

	1 Year	5 Year	10 Year
Class A Shares*	-0.48%	5.77%	5.42%
Class B Shares**	-1.09%	5.70%	5.30%
Class C Shares**	3.00%	5.86%	5.30%
Class Y Shares	3.90%	6.92%	6.09%

*	Reflects 4.00% Maximum Front-End Sales Charge.
**	Reflects maximum contingent deferred sales charge (CDSC) of up to 5.00% for the Class B Shares and a maximum CDSC of 1.00% for the Class C Shares (applicable only to redemptions within one year of purchase).

The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-258-9232 or visit the Funds’ website at pacificcapitalfunds.com.

The Pacific Capital Funds are distributed by BISYS Fund Services. The Asset Management Group of Bank of Hawaii provides investment advisory services to the Fund and receives a fee for its services.

The Class B and Class C shares of the Fund commenced operations on March 2, 1998 and April 30, 2004, respectively. Performance information for Class C shares is based upon the performance of Class B shares from inception. Performance calculated for any period up to and through March 2, 1998 is based upon the performance of Class A shares, which does not reflect the higher 12b-1 fees. Had the higher 12b-1 fees been incorporated, total return figures may have been adversely affected.

The performance of the Pacific Capital Diversified Fixed Income Fund is measured against the Merrill Lynch Government/Corporate Master Index, an unmanaged index generally representative of the performance of corporate and U.S. Government bonds. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Pacific Capital Tax Free Securities Fund

Investment Style

High-quality, intermediate-term, tax-exempt

Investment Objective

High level of tax-exempt income by investing at least 80% in debt securities exempt from federal and alternative minimum tax, with 50% to 60% in Hawaii municipal obligations exempt from Hawaii state tax.

Investment Considerations

Income received from the Fund may be subject to certain state and local taxes and, depending on one’s tax status, to the federal alternative minimum tax. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Generally, bond prices and values fall when interest rates rise, and vice versa.

Investment Process

•	Top-down macroeconomic analysis of interest rate trends

•	Bottom-up credit research to identify high quality bonds

•	Rigorous quantitative risk analysis

Investment Management

Advised by Asset Management Group of Bank of Hawaii (AMG)

•	Founded in 1898, AMG represents the largest, most experienced staff of investment professionals in Hawaii

•	$6.4 billion in assets under management

How did the Fund perform compared to its benchmark?

For the 12-month period ended July 31, 2005, the Fund gained 3.49% (Class A Shares without sales charge), compared to the Lipper General Municipal Debt Funds Average1 return of 5.57%, and the Fund’s benchmarks, the Lehman Brothers Municipal Bond Index2 and the Lehman Brothers Municipal Hawaii Index2, which returned 6.35% and 4.60%, respectively. The Fund has changed its standardized benchmark from the Lehman Brothers Municipal Bond Index to the Lehman Brothers Municipal Hawaii Index to provide a more appropriate market comparison.

What were the major factors in the market that influenced the Fund’s performance?

The shape of the municipal yield curve changed during the year. The curve “flattening” involved increases in the short term by as much as 1.20% for one year securities; stability around the 7-year range; and decreases in rates of as much as 0.50% for long term securities. The Fed raised the fed funds rate from 1.00% in June 2004 to 3.25% by July 2005. The Fund is slightly defensive against its benchmarks, the Lehman Brothers Municipal Hawaii index and the Lehman Brothers Municipal Bond Index and has performed in line with these benchmarks.†

What major changes have occurred in the portfolio during the period covered by the report?

During the report period, there were no significant changes to the portfolio. The Fund continues to hold primarily high-quality insured municipal bonds. We were defensively positioned for an increasing interest rate environment relative to the benchmarks.

What is your outlook for the Fund?

We believe the pace of economic activity is improving in the face of higher energy prices. We believe oil price increases in excess of $60 per barrel could have a moderating impact on the economy, possibly by year-end. Bonds have traded within a narrow range so we plan to take advantage of the opportunity and extend the duration of the Fund’s portfolio to potentially enhance return and yield.†

Past performance does not guarantee future results.

[1]	The Lipper General Municipal Debt Funds Average is comprised of mutual funds that invest at 65% of their assets in municipal debt issues in the top four credit ratings.
[2]	The Lehman Brothers Municipal Bond Index is generally representative of a broad range of maturities which include investment-grade, tax-exempt, and fixed-rate bonds with long-term maturities (greater than two years) selected from issues larger than $50 million.

The Lehman Brothers Municipal Hawaii Bond Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. The index has four main sectors: general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds.

Investors cannot invest directly in an index, although they can invest in its underlying securities.

†	The composition of the Fund’s portfolio is subject to change.

Pacific Capital Tax Free Securities Fund (cont.)

Credit Quality as of July 31, 2005

(as a percentage of total investments)

The composition of the Fund’s portfolio is subject to change.

Growth of a $10,000 Investment

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark. The chart above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Average Annual Total Returns as of July 31, 2005

	1 Year	5 Year	10 Year
Class A Shares*	-0.68%	4.50%	4.76%
Class B Shares**	-1.21%	4.41%	4.66%
Class C Shares**	2.83%	4.60%	4.67%
Class Y Shares	3.83%	5.63%	5.47%

*	Reflects 4.00% Maximum Front-End Sales Charge.
**	Reflects maximum contingent deferred sales charge (CDSC) of up to 5.00% for the Class B Shares and a maximum CDSC of 1.00% for the Class C Shares (applicable only to redemptions within one year of purchase)

The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-258-9232 or visit the Funds’ website at pacificcapitalfunds.com.

The Pacific Capital Funds are distributed by BISYS Fund Services. The Asset Management Group of Bank of Hawaii provides investment advisory services to the Fund and receives a fee for its services.

The Class B and Class C shares of the Fund commenced operations on March 2, 1998 and April 30, 2004, respectively. Performance information for Class C shares is based upon the performance of Class B shares from inception. Performance calculated for any period up to and through March 2, 1998 is based upon the performance of Class A shares, which does not reflect the higher 12b-1 fees. Had the higher 12b-1 fees been incorporated, total return figures may have been adversely affected.

The performance of the Pacific Capital Tax-Free Securities Fund is measured against the Lehman Brothers Municipal Bond Index and the Lehman Brothers Municipal Hawaii Index. The Fund has changed its standardized benchmark from the Lehman Brothers Municipal Bond Index to the Lehman Brothers Municipal Hawaii Index to provide a more appropriate market comparison. The Lehman Brothers Municipal Bond Index is generally representative of a broad range of maturities which include investment-grade, tax-exempt, and fixed-rate bonds with long-term maturities (greater than two years) selected from issues larger than $50 million; and the Lehman Brothers Municipal Hawaii Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. The Lehman Brothers Municipal Hawaii Index has four main sectors: general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds. The indices do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Pacific Capital Short Intermediate U.S. Government Securities Fund

Investment Style

High-quality, short-term, taxable

Investment Objective

High current income consistent with capital preservation with a secondary emphasis on capital appreciation, by investing 100% of total investable assets in short-term (one to five years) bonds, notes and Treasury bills issued by the U.S. Government and it agencies, and in collateralized repurchase agreements.

Investment Considerations

Bonds offer a relatively stable level of income, although bond prices will fluctuate with interest rate changes providing the potential for principal gain or loss. Generally, bond prices and values fall when interest rates rise, and vice versa. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return. Government and agency guarantees apply only to the underlying securities and not to the Fund.

Investment Process

•	Top-down macroeconomic analysis of interest rate trends

•	Bottom-up credit research to identify high quality bonds

•	Rigorous quantitative risk analysis

Investment Management

Advised by Asset Management Group of Bank of Hawaii (AMG)

•	Founded in 1898, AMG represents the largest, most experienced staff of investment professionals in Hawaii

•	$6.4 billion in assets under management

How did the Fund perform compared to its benchmark?

For the 12-month period ended July 31, 2005, the Fund underperformed its benchmark. The Fund gained 1.27% (Class A Shares without sales charge) compared to the Lipper Short U.S. Government Funds Average1 return of 1.29%, and its benchmark, the Merrill Lynch 1-5 Year U.S. Treasury Index2, which returned 1.38%.

What were the major factors in the market that influenced the Fund’s performance?

For the year, yields on Treasury securities out to 5 years moved higher across the yield curve. Three-month and six-month bills were up the most by 1.90%, two-year and three-year notes increased 1.38% and 1.09%, respectively, and the 5-year moved up by 0.45%. The hike in short Treasury yields reflected steady rate increases by the Federal Open Market Committee (“FOMC”) from 1.25% to 3.25% by period end.

For the period ended July 31, 2005, the Fund underperformed its benchmark, the Merrill Lynch 1-5-Year U.S. Treasury Index, because of Fund expenses, which are not included in the benchmark return. The Fund’s U.S. Government agency allocation and short of index duration had a positive relative impact on performance.

What major changes have occurred in the portfolio during the period covered by the report?

We continue to emphasize in our security selection smaller size Agency issues that offer a spread over Agency Global/ Designated notes.†

What is your outlook for the Fund?

We believe the rapid rise in interest rates appears to be nearing a peak, making the yield curve roll down trade more attractive versus recent quarters. We anticipate that as higher oil prices take their hold on the economy and the FOMC gives its first indications that rate hikes are complete we will likely extend duration opportunistically to potentially enhance return and yield for the Fund’s shareholders.

Past performance does not guarantee future results.

[1]	The Lipper Short U.S. Government Funds Average is comprised of the top funds in the category that invest at least 65% of their assets in securities issued or guaranteed by the U.S. Government, its agencies, or its instrumentalities, with dollar- weighted average maturities of less than three years.
[2]	The Merrill Lynch 1–5-Year U.S. Treasury Index tracks the performance of Treasury bonds in a maturity range of one to five years. Investors cannot invest directly in an index, although they can invest in its underlying securities.
†	The composition of the Fund’s portfolio is subject to change.

Pacific Capital Short Intermediate U.S. Government Securities Fund (cont.)

Portfolio Composition as of July 31, 2005

(as a percentage of total investments)

The composition of the Fund’s portfolio is subject to change.

Growth of a $10,000 Investment

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark. The chart above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Average Annual Total Returns as of July 31, 2005

	1 Year	5 Year	10 Year
Class A Shares*	-1.06%	4.06%	4.40%
Class C Shares**	0.40%	4.31%	4.53%
Class Y Shares	1.52%	4.77%	4.91%

*	Reflects 2.25% Maximum Front-End Sales Charge.
**	Reflects maximum contingent deferred sales charge (CDSC) of up to 1.00% (applicable only to redemptions within one year of purchase).

The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-258-9232 or visit the Funds’ website at pacificcapitalfunds.com.

The Pacific Capital Funds are distributed by BISYS Fund Services. The Asset Management Group of Bank of Hawaii provides investment advisory services to the Fund and receives a fee for its services.

The Class C Shares of the Fund commenced operations on April 30, 2004. Performance information for Class C shares is based upon the performance of Class A shares, which does not reflect the higher 12b-1 fees. Had the higher 12b-1 fees been incorporated, total return figures may have been adversely affected.

The performance of the Pacific Capital Short Intermediate U.S. Government Securities Fund is measured against the Merrill Lynch 1–5-Year U.S. Treasury Index, an unmanaged index which tracks the performance of Treasury bonds in a maturity range of one to five years. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Pacific Capital Tax-Free Short Intermediate Securities Fund

Investment Style

High-quality, short-term, tax-exempt

Investment Objective

High level of tax-exempt income by investing at least 80% in debt securities exempt from federal and the alternative minimum tax, with 50% to 60% in Hawaii municipal obligations exempt from Hawaii state tax. Seeks to provide greater price stability by maintaining an average maturity of two to five years.

Investment Considerations

Income received from the Fund may be subject to certain state and local taxes and, depending on one’s tax status, to the federal alternative minimum tax. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Generally, bond prices and values fall when interest rates rise, and vice versa. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Investment Process

•	Top-down macroeconomic analysis of interest rate trends

•	Bottom-up credit research to identify high quality bonds

•	Rigorous quantitative risk analysis

Investment Management

Advised by Asset Management Group of Bank of Hawaii (AMG)

•	Founded in 1898, AMG represents the largest, most experienced staff of investment professionals in Hawaii

•	$6.4 billion in assets under management

How did the Fund perform compared to its benchmark?

For the 12-month period ended July 31, 2005, the Fund gained 1.40% (Class A Shares without sales charge), compared to the Lipper Short Intermediate Municipal Debt Funds Average1 return of 2.16%, and its benchmarks, the Lehman Brothers 5-Year Municipal Bond Index2 and the Lehman Brothers Municipal 3-Year Hawaii Index2, which returned 2.91% and 1.47%, respectively. The Fund has changed its standardized benchmark from the Lehman Brothers 5-Year Municipal Bond Index to the Lehman Brothers Municipal Hawaii 3-Year Index to provide a more appropriate market comparison.

What were the major factors in the market that influenced the Fund’s performance?

The shape of the municipal yield curve changed during the year. The curve “flattening” involved increases in the short term by as much as 1.20% for one year securities; stability around the 7-year range; and decreases in rates of as much as 0.50% for long term securities. The Fed raised the fed funds rate from 1.00% in June 2004, to 3.25% by July 2005. This Fund is slightly defensive against its benchmarks, the Lehman Brothers 5-Year Municipal index and the Lehman Brothers Municipal 3-Year Hawaii Index. The “barbell” structure of the Fund’s portfolio helped performance, as the “near cash” equivalents took advantage of rising rates at the very front of the yield curve while the longer end of the portfolio maintained value in the flattening environment and enhanced income.

What major changes have occurred in the portfolio during the period covered by the report?

During the reporting period, there were no significant changes to the portfolio although we did establish a small allocation to Government Agency securities (within prospectus limits), to take advantage of the overall net after tax yield of these securities. The Fund continues to hold primarily high-quality insured municipal bonds. We were defensively positioned for an increasing interest rate environment relative to the benchmarks.

What is your outlook for the Fund?

We believe the pace of economic activity is improving in the face of higher energy prices. Oil price increases past $60 per barrel, however, will have a moderating impact on the economy possibly by year-end. Bonds are trading within a narrow range, so we expect to extend the Fund’s duration to potentially enhance return and yield.

Past performance does not guarantee future results.

[1]	The Lipper Short Intermediate Municipal Debt Funds Average is comprised of the top mutual funds in the category that invest in municipal debt issues with dollar-weighted average maturities of one to five years.
[2]	The Lehman Brothers 5-Year Municipal Bond Index is composed of a broad range of investment-grade municipal bonds.

The Lehman Brothers Municipal Hawaii 3-Year Index is the 2-4 year component of the Lehman Hawaii Municipal Bond index. The index is a rules-based, market-value-weighted index engineered for the tax-exempt bond market. The index has four main sectors: general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds.

†	The composition of the Fund’s portfolio is subject to change.

Pacific Capital Tax-Free Short Intermediate Securities Fund (cont.)

Credit Quality as of July 31, 2005

(as a percentage of total investments)

The composition of the Fund’s portfolio is subject to change.

Growth of a $10,000 Investment

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark. The chart above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Average Annual Total Returns as of July 31, 2005

	1 Year	5 Year	10 Year
Class A Shares*	-0.91%	2.99%	3.24%
Class C Shares**	0.54%	3.27%	3.38%
Class Y Shares	1.65%	3.73%	3.75%

*	Reflects 2.25% Maximum Front-End Sales Charge.
**	Reflects maximum contingent deferred sales charge (CDSC) of up to 1.00% (applicable only to redemptions within one year of purchase).

The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-258-9232 or visit the Funds’ website at pacificcapitalfunds.com.

The Pacific Capital Funds are distributed by BISYS Fund Services. The Asset Management Group of Bank of Hawaii provides investment advisory services to the Fund and receives a fee for its services.

The Class C shares of the Fund commenced operations on April 30, 2004. Performance information for Class C shares is based upon the performance of Class A shares, which does not reflect the higher 12b-1 fees. Had the higher 12b-1 fees been incorporated, total return figures may have been adversely affected.

The performance of the Pacific Capital Tax-Free Short Intermediate Securities Fund is measured against the Lehman Brothers 5-Year Municipal Bond Index and the Lehman Brothers Municipal Hawaii 3-Year Index. The Fund has changed its standardized benchmark from the Lehman Brothers 5-Year Municipal Bond Index to the Lehman Brothers Municipal Hawaii 3-Year Index to provide a more appropriate market comparison. The Lehman Brothers 5-Year Municipal Bond Index is composed of a broad range of investment-grade municipal bonds, whereas the Fund may invest only in bonds with maturities of five years or less. The Lehman Brothers Municipal Hawaii 3-Year Index is the 2-4 year component of the Lehman Hawaii Municipal Bond index. The Index is a rules-based, market-value-weighted index engineered for the tax-exempt bond market. The index has four main sectors: general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds. The indices do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Pacific Capital Ultra Short Government Fund

Investment Style

High-quality, short-term, taxable

Investment Objective

High current income consistent with capital preservation by investing 100% of total investable assets in short-term debt securities (target duration of one year or less) issued or guaranteed by the U.S. Government and its agencies.

Investment Considerations

Bonds offer a relatively stable level of income, although bond prices will fluctuate with interest rate changes providing the potential for principal gain or loss. Generally, bond prices fall when interest rates rise, and vice versa. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return. Government and agency guarantees apply only to the underlying securities and not to the Fund.

Investment Process

•	Top-down macroeconomic analysis of interest rate trends

•	Bottom-up credit research to identify high quality bonds

•	Rigorous quantitative risk analysis

Investment Management

Advised by Asset Management Group of Bank of Hawaii (AMG)

•	Founded in 1898, AMG represents the largest, most experienced staff of investment professionals in Hawaii

•	$6.4 billion in assets under management

How did the Fund perform compared to its benchmark?

For the 12-month period ended July 31, 2005, the Fund gained 1.19% (Class A Shares without sales charge), compared to the Lipper Ultra Short Obligations Funds Average1 return of 1.95%, and its benchmark, the Merrill Lynch 6-Month U.S. Treasury Bill Index2, which returned 2.16%.

What were the major factors in the market that influenced the Fund’s performance?

For the year, short Treasury yields moved higher across the yield curve. Three-month and six-month Treasury bills were up the most by 1.90%, and two-year and three-year notes increased 1.38% and 1.09%, respectively. The hike in short Treasury yields reflected steady rate increases by the Federal Open Market Committee (“FOMC”) from 1.25% to 3.25% by period end. The Fund’s performance compared to the Fund’s index stalled as a result of its more significant weighting in 1-3 year maturities and underperformed versus the Fund’s universe due to our conservative asset allocation to U.S. Government agency securities paying state tax exempt interest.

What major changes have occurred in the portfolio during the period covered by the report?

We continue to emphasize in our security selection smaller size Agency issues that offer a spread over Agency Global/ Designated notes.

What is your outlook for the Fund?

We believe the rapid rise in interest rates appears to be nearing a peak, making the yield curve roll down trade more attractive versus recent quarters. We anticipate that as higher oil prices take their hold on the economy and the FOMC gives its first indications that rate hikes are complete, we will likely extend duration opportunistically to help potentially enhance return and yield for the Fund’s shareholders.

Past performance does not guarantee future results.

[1]	Lipper Ultra Short Obligations Funds Average is comprised of the top funds in the category that invest at least 65% of their assets in investment grade debt issues, or better, and maintain a portfolio dollar-weighted average maturity between 91 days and 365 days.
[2]	The Merrill Lynch 6-Month U.S. Treasury Bill Index reflects the monthly return equivalents of yield averages that are not marked to the market. The fixed maturities are constructed by the Treasury department, and are based on the most actively traded marketable Treasury securities. Yields on these issues are based on composite quotes reported by U.S. Government securities dealers to the Federal Reserve Bank of New York. To obtain the constant maturity yields, personnel at Treasury construct a yield curve each business day, and yield values are then read from the curve at fixed maturities. Investors cannot invest directly in an index, although they can invest in the underlying securities.
†	The composition of the Fund’s portfolio is subject to change.

Pacific Capital Ultra Short Government Fund (cont.)

Portfolio Composition as of July 31, 2005

(as a percentage of total investments)

The composition of the Fund’s portfolio is subject to change.

Growth of a $10,000 Investment

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark. The chart above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Average Annual Total Returns as of July 31, 2005

	1 Year	5 Year	Since Inception (6/1/00)
Class A Shares*	-1.07%	2.46%	2.63%
Class B Shares**	-3.55%	1.98%	2.16%
Class C Shares**	0.43%	2.16%	2.34%
Class Y Shares	1.44%	3.20%	3.35%

*	Reflects 2.25% Maximum Front-End Sales Charge.
**	Reflects maximum contingent deferred sales charge (CDSC) of up to 5.00% for the Class B Shares and a maximum CDSC of 1.00% for the Class C Shares (applicable only to redemptions within one year of purchase).

The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-258-9232 or visit the Funds’ website at pacificcapitalfunds.com.

The Pacific Capital Funds are distributed by BISYS Fund Services. The Asset Management Group of Bank of Hawaii provides investment advisory services to the Fund and receives a fee for its services.

The Pacific Capital Ultra Short Government Fund’s inception date was June 1, 2000. The Class A, Class B and Class C shares were not in existence prior to August 1, 2000, August 1, 2000 and April 30, 2004, respectively. Performance information for Class C shares is based upon the performance of Class B shares from inception. Performance calculated for any period up to and through August 1, 2000 is based upon the performance of Class Y shares, which does not reflect the higher 12b-1 fees. Had the higher 12b-1 fees been incorporated, total return figures may have been adversely affected.

The Merrill Lynch 6-Month U.S. Treasury Bill Index reflects the monthly return equivalents of yield averages that are not marked to the market. The fixed maturities are constructed by the Treasury department, and are based on the most actively traded marketable Treasury securities. Yields on these issues are based on composite quotes reported by U.S. Government securities dealers to the Federal Reserve Bank of New York. To obtain the constant maturity yields, personnel at Treasury construct a yield curve each business day, and yield values are then read from the curve at fixed maturities. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

PACIFIC CAPITAL FUNDS

Statements of Assets and Liabilities

July 31, 2005

	New Asia Growth Fund	International Stock Fund	Small Cap Fund	Mid-Cap Fund
ASSETS:
Investments, at value (cost $35,010,334; $84,560,402; $199,073,837; and $74,398,635, respectively)	$46,694,358	$94,739,587	$240,708,770	$86,587,440
Foreign currency, at value (cost $138,524; $24,460; $0; and $0, respectively)	137,375	24,552	—	—
Interest and dividends receivable	57,075	97,898	56,794	55,832
Receivable for capital shares issued	—	—	272,867	—
Receivable for investments sold	226,895	428,648	1,131,970	446,719
Reclaims receivable	—	125,334	—	—
Receivable from Administrator	—	—	21,398	—
Prepaid expenses and other assets	729	1,350	6,922	986

Total Assets	47,116,432	95,417,369	242,198,721	87,090,977

LIABILITIES:
Payable for capital shares redeemed	—	—	42,682	—
Payable for investments purchased	474,703	164,774	3,491,996	2,622,012
Payable for foreign currency contracts	—	895	—	—
Accrued expenses and other payables:
Investment advisory fees	15,308	27,693	76,518	21,395
Sub-investment advisory fees	19,135	43,618	115,324	13,762
Administration fees	1,228	2,695	5,176	948
Compliance services fees	1,185	2,987	8,609	2,667
Distribution fees	939	1,152	28,152	568
Other fees	23,607	31,998	44,970	20,064

Total Liabilities	536,105	275,812	3,813,427	2,681,416

NET ASSETS:
Capital (no par value)	34,268,847	111,552,793	180,293,729	69,843,967
Undistributed (distributions in excess of) net investment income	(31,718)	(167,757)	—	5,842
Accumulated net realized gains (losses) on investments and foreign currency transactions	662,527	(26,416,546)	16,456,632	2,370,947
Net unrealized appreciation on investments and foreign currency transactions	11,680,671	10,173,067	41,634,933	12,188,805

Net Assets	$46,580,327	$95,141,557	$238,385,294	$84,409,561

Net Assets
Class A	$1,770,477	$949,142	$103,699,755	$759,803
Class B	445,678	648,804	3,554,504	N/A
Class C	271,872	494,367	5,831,741	508,710
Class Y	44,092,300	93,049,244	125,299,294	83,141,048

Total	$46,580,327	$95,141,557	$238,385,294	$84,409,561

Outstanding units of beneficial interest (shares)
Class A	114,056	106,006	5,729,474	59,591
Class B	29,779	76,008	206,373	N/A
Class C	18,174	57,955	338,456	40,119
Class Y	2,805,180	10,195,167	6,850,236	6,513,947

Total	2,967,189	10,435,136	13,124,539	6,613,657

Net Asset Value
Class A—redemption price per share	$15.52	$8.95	$18.10	$12.75

Class A—maximum sales charge	5.25%	5.25%	5.25%	5.25%

Class A—Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent)	$16.38	$9.45	$19.10	$13.46

Class B—offering price per share*	$14.97	$8.54	$17.22	N/A

Class C—offering price per share*	$14.96	$8.53	$17.23	$12.68

Class Y—offering and redemption price per share	$15.72	$9.13	$18.29	$12.76

*	Redemption price per share varies based on length of time shares are held.

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Statements of Assets and Liabilities, Continued

July 31, 2005

	Growth Stock Fund	Growth and Income Fund	Value Fund	Diversified Fixed Income Fund
ASSETS:
Investments, at value (cost $225,173,356; $137,240,368; $164,774,668; and $297,331,080, respectively)	$242,979,614	$150,992,256	$188,389,316	$304,070,728
Interest and dividends receivable	142,539	128,538	270,184	4,038,088
Prepaid expenses and other assets	5,559	4,133	3,986	6,326

Total Assets	243,127,712	151,124,927	188,663,486	308,115,142

LIABILITIES:
Distributions payable	—	—	—	99,166
Payable for capital shares redeemed	27,201	3,200	2,129	—
Payable for investments purchased	—	—	—	3,788,296
Accrued expenses and other payables:
Investment advisory fees	162,461	101,262	127,398	116,721
Administration fees	7,480	4,549	4,617	8,817
Compliance services fees	3,031	3,092	3,498	7,329
Distribution fees	14,038	8,819	3,382	5,440
Other fees	52,617	34,514	39,486	66,065

Total Liabilities	266,828	155,436	180,510	4,091,834

NET ASSETS:
Capital (no par value)	334,092,015	157,369,034	172,458,703	297,312,896
Undistributed (distributions in excess of) net investment income	6,790	6,258	40,026	(54,617)
Accumulated net realized gains (losses) on investment transactions	(109,044,179)	(20,157,689)	(7,630,401)	25,381
Net unrealized appreciation on investments	17,806,258	13,751,888	23,614,648	6,739,648

Net Assets	$242,860,884	$150,969,491	$188,482,976	$304,023,308

Net Assets
Class A	$9,996,692	$5,554,422	$2,910,247	$4,576,992
Class B	12,126,638	7,193,099	1,460,355	4,018,834
Class C	1,987,457	1,911,042	1,833,362	1,187,598
Class Y	218,750,097	136,310,928	182,279,012	294,239,884

Total	$242,860,884	$150,969,491	$188,482,976	$304,023,308

Outstanding units of beneficial interest (shares)
Class A	1,152,559	417,026	294,818	415,354
Class B	1,489,820	572,282	150,540	365,358
Class C	244,364	152,193	188,279	107,970
Class Y	24,513,060	10,156,433	18,430,857	26,533,352

Total	27,399,803	11,297,934	19,064,494	27,422,034

Net Asset Value
Class A—redemption price per share	$8.67	$13.32	$9.87	$11.02

Class A—maximum sales charge	5.25%	5.25%	5.25%	4.00%

Class A—Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent)	$9.15	$14.06	$10.42	$11.48

Class B—offering price per share*	$8.14	$12.57	$9.70	$11.00

Class C—offering price per share*	$8.13	$12.56	$9.74	$11.00

Class Y—offering and redemption price per share	$8.92	$13.42	$9.89	$11.09

*	Redemption price per share varies based on length of time shares are held.

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Statements of Assets and Liabilities, Continued

July 31, 2005

	Tax-Free Securities Fund	Short Intermediate U.S. Government Securities Fund	Tax-Free Short Intermediate Securities Fund	Ultra Short Government Fund
ASSETS:
Investments, at value (cost $301,906,622; $88,669,798; $67,552,828; and $129,457,985, respectively)	$325,980,743	$87,509,340	$68,150,133	$128,465,645
Cash	—	385	—	2,819
Interest and dividends receivable	3,641,869	960,414	770,791	956,392
Receivable for investments sold	—	—	—	6,000,000
Prepaid expenses and other assets	7,736	1,829	1,708	4,824

Total Assets	329,630,348	88,471,968	68,922,632	135,429,680

LIABILITIES:
Cash overdraft	1,159,108	—	—	—
Distributions payable	110,419	23,227	15,578	27,435
Payable for capital shares redeemed	—	—	—	1,000
Payable for investments purchased	—	—	—	1,999
Investment advisory fees	125,807	21,896	23,156	19,290
Administration fees	10,374	2,001	1,885	1,573
Compliance services fees	4,557	1,226	917	—
Distribution fees	4,804	920	816	4,333
Other fees	33,451	20,239	16,616	30,757

Total Liabilities	1,448,520	69,509	58,968	86,387

NET ASSETS:
Capital (no par value)	302,196,590	89,920,251	68,328,605	138,323,366
Undistributed net investment income	36	51	762	7,143
Accumulated net realized gains (losses) on investment transactions	1,911,081	(357,385)	(63,008)	(1,994,876)
Net unrealized appreciation (depreciation) on investments	24,074,121	(1,160,458)	597,305	(992,340)

Net Assets	$328,181,828	$88,402,459	$68,863,664	$135,343,293

Net Assets
Class A	$8,973,223	$1,780,909	$3,783,682	$6,552,178
Class B	3,344,151	N/A	N/A	1,608,529
Class C	10,361	630,823	10,082	1,833,743
Class Y	315,854,093	85,990,727	65,069,900	125,348,843

Total	$328,181,828	$88,402,459	$68,863,664	$135,343,293

Outstanding units of beneficial interest (shares)
Class A	852,589	184,368	370,493	652,701
Class B	317,747	N/A	N/A	160,239
Class C	984	65,364	987	182,712
Class Y	29,893,581	8,885,685	6,337,250	12,478,461

Total	31,064,901	9,135,417	6,708,730	13,474,113

Net Asset Value
Class A—redemption price per share	$10.52	$9.66	$10.21	$10.04

Class A—maximum sales charge	4.00%	2.25%	2.25%	2.25%

Class A—Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent)	$10.96	$9.88	$10.45	$10.27

Class B—offering price per share*	$10.52	N/A	N/A	$10.04

Class C—offering price per share*	$10.53	$9.65	$10.21	$10.04

Class Y—offering and redemption price per share	$10.57	$9.68	$10.27	$10.05

*	Redemption price per share varies based on length of time shares are held.

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Statements of Operations

Year Ended July 31, 2005

	New Asia Growth Fund	International Stock Fund	Small Cap Fund	Mid-Cap Fund
Investment Income:
Interest income	$7,609	$—	$53,173	$167
Dividend income	1,211,018	2,046,971	1,654,814	812,776
Foreign tax withholding	(122,700)	(167,186)	—	—

Total Investment Income	1,095,927	1,879,785	1,707,987	812,943

Expenses:
Investment advisory fees	154,628	345,690	793,825	382,933
Sub-investment advisory fees	193,284	446,074	913,160	127,645
Administration fees	61,852	122,913	254,215	102,116
Distribution fees—Class A	11,830	6,935	288,323	3,418
Distribution fees—Class B	4,202	6,501	33,148
Distribution fees—Class C	1,339	2,653	16,524	2,710
Accounting fees	49,970	73,686	58,700	25,630
Compliance services fees	5,051	10,622	10,274	8,590
Custodian fees	97,721	83,103	22,706	35,452
Transfer agent fees	64,191	64,542	132,122	37,271
Legal and audit fees	19,314	24,026	46,090	19,769
Trustee fees	2,616	5,104	10,539	4,124
Registration and filing fees	3,832	19,730	30,559	1,608
Other fees	18,045	26,924	72,467	19,337

Total expenses before voluntary fee reductions	687,875	1,238,503	2,682,652	770,603
Expenses voluntarily reduced:
Investment advisory fees	—	(76,819)	(158,881)	(195,587)
Administration fees	(9,382)	(13,739)	(29,640)	(58,078)
Distribution fees—Class A	(7,886)	(4,623)	(192,215)	(2,278)

Net Expenses	670,607	1,143,322	2,301,916	514,660

Net Investment Income (Loss)	425,320	736,463	(593,929)	298,283

Realized/Unrealized Gains from Investments and Foreign Currency Transactions:
Net realized gains from investments and foreign currency transactions	2,583,113	1,884,497	22,221,235	2,966,126
Change in unrealized appreciation/depreciation on investments and foreign currency transactions	9,023,390	11,417,855	21,192,522	11,205,226

Net realized/unrealized gains on investments and foreign currency transactions	11,606,503	13,302,352	43,413,757	14,171,352

Change in net assets resulting from operations	$12,031,823	$14,038,815	$42,819,828	$14,469,635

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Statements of Operations, Continued

Year Ended July 31, 2005

	Growth Stock Fund	Growth and Income Fund	Value Fund	Diversified Fixed Income Fund
Investment Income:
Interest income	$—	$4	$14	$12,951,259
Dividend income	3,352,694	2,635,189	3,976,358	102,149

Total Investment Income	3,352,694	2,635,193	3,976,372	13,053,408

Expenses:
Investment advisory fees	2,004,734	1,147,835	1,477,290	1,718,912
Administration fees	401,027	229,569	295,461	458,379
Distribution fees—Class A	77,757	40,849	19,981	36,645
Distribution fees—Class B	124,620	73,796	13,927	42,138
Distribution fees—Class C	10,100	9,556	9,473	6,778
Accounting fees	91,355	53,704	67,788	111,350
Custodian fees	31,336	23,405	19,856	22,265
Compliance services fees	29,534	17,904	22,603	36,471
Transfer agent fees	165,456	112,310	67,819	82,764
Legal and audit fees	63,444	39,071	49,310	75,165
Trustee fees	18,441	10,267	13,299	20,028
Registration and filing fees	17,886	15,693	2,356	2,918
Other fees	86,473	52,138	57,421	81,110

Total expenses before voluntary fee reductions	3,122,163	1,826,097	2,116,584	2,694,923
Expenses voluntarily reduced:
Investment advisory fees	—	—	—	(429,728)
Administration fees	(35,618)	(21,734)	(27,642)	(45,311)
Distribution fees—Class A	(51,838)	(27,233)	(13,321)	(24,430)

Net Expenses	3,034,707	1,777,130	2,075,621	2,195,454

Net Investment Income	317,987	858,063	1,900,751	10,857,954

Realized/Unrealized Gains (Losses) from Investments:
Net realized gains from investments	11,157,491	15,377,467	24,968,577	275,702
Change in unrealized appreciation/depreciation on investments	13,535,551	3,986,953	5,729,456	(345,138)

Net realized/unrealized gains (losses) on investments	24,693,042	19,364,420	30,698,033	(69,436)

Change in net assets resulting from operations	$25,011,029	$20,222,483	$32,598,784	$10,788,518

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Statements of Operations, Continued

Year Ended July 31, 2005

	Tax-Free Securities Fund	Short Intermediate U.S. Government Securities Fund	Tax-Free Short Intermediate Securities Fund	Ultra Short Government Fund
Investment Income:
Interest income	$16,459,971	$3,114,160	$2,266,551	$4,365,946
Dividend income	4,486	—	21,717	—

Total Investment Income	16,464,457	3,114,160	2,288,268	4,365,946

Expenses:
Investment advisory fees	2,051,522	447,311	352,410	743,396
Administration fees	547,076	143,141	112,773	297,361
Distribution fees—Class A	72,154	12,763	34,254	55,151
Distribution fees—Class B	35,302			18,251
Distribution fees—Class C	102	3,832	102	10,482
Accounting fees	140,918	39,539	32,969	75,417
Custodian fees	79,196	9,321	17,092	14,820
Compliance services fees	40,327	10,665	8,195	20,380
Transfer agent fees	66,166	39,339	37,115	64,800
Legal and audit fees	86,310	25,285	21,110	47,329
Trustee fees	24,752	6,387	5,123	14,262
Registration and filing fees	2,606	1,720	1,408	2,343
Other fees	92,282	25,465	19,913	47,904

Total expenses before voluntary fee reductions	3,238,713	764,768	642,464	1,411,896
Expenses voluntarily reduced:
Investment advisory fees	(512,880)	(220,099)	(70,481)	(471,125)
Administration fees	(49,413)	(36,664)	(15,632)	(169,123)
Distribution fees—Class A	(48,103)	(8,509)	(22,836)	(36,767)

Net Expenses	2,628,317	499,496	533,515	734,881

Net Investment Income	13,836,140	2,614,664	1,754,753	3,631,065

Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investments	2,616,007	(357,386)	(63,008)	(694,029)
Change in unrealized appreciation/depreciation on investments	(3,540,022)	(998,722)	(557,077)	(399,825)

Net realized/unrealized losses on investments	(924,015)	(1,356,108)	(620,085)	(1,093,854)

Change in net assets resulting from operations	$12,912,125	$1,258,556	$1,134,668	$2,537,211

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Statements of Changes in Net Assets

	New Asia Growth Fund		International Stock Fund			Small Cap Fund
	Year Ended July 31, 2005	Year Ended July 31, 2004	Year Ended July 31, 2005	Year Ended July 31, 2004		Year Ended July 31, 2005	Year Ended July 31, 2004
From Investment Activities:
Operations:
Net investment income (loss)	$425,320	$279,105	$736,463	$132,180		$(593,929)	$(182,707)
Net realized gains on investments and foreign currency transactions	2,583,113	3,954,070	1,884,497	15,856,634		22,221,235	20,130,145
Change in unrealized appreciation/depreciation on investments and foreign currency transactions	9,023,390	(54,003)	11,417,855	(7,285,430)		21,192,522	5,505,970

Change in net assets resulting from operations	12,031,823	4,179,172	14,038,815	8,703,384		42,819,828	25,453,408

Distributions to Class A Shareholders:
From net investment income	(14,518)	(8,179)	(3,039)	—		—	—
From net realized gains	—	—	—	—		(3,504,316)	(65,734)
Distributions to Class B Shareholders:
From net investment income	(2,083)	(835)	(809)	—		—	—
From net realized gains	—	—	—	—		(515,464)	(65,678)
Distributions to Class C Shareholders:
From net investment income	(488)	—	(677)	—		—	—
From net realized gains	—	—	—	—		(52,384)	—
Distributions to Class Y Shareholders:
From net investment income	(413,438)	(230,042)	(503,746)	—		—	—
From net realized gains	—	—	—	—		(18,502,150)	(2,281,678)

Change in net assets from shareholder distributions	(430,527)	(239,056)	(508,271)	—		(22,574,314)	(2,413,090)

Capital Transactions:
Change in net assets from share transactions	3,388,115 (a)	2,025,973	20,945,030 (b)	(10,005,847	)(b)	86,728,759	18,779,910

Change in net assets	14,989,411	5,966,089	34,475,574	(1,302,463)		106,974,273	41,820,228

Net Assets:
Beginning of year	31,590,916	25,624,827	60,665,983	61,968,446		131,411,021	89,590,793

End of year	$46,580,327	$31,590,916	$95,141,557	$60,665,983		$238,385,294	$131,411,021

Undistributed (distributions in excess of) net investment income	$(31,718)	$(6,600)	$(167,757)	$(153,281)		$—	$—

(a)	Includes redemption fees collected of $393.
(b)	Includes redemption fees collected of $1,414 and $5,141 for the years ended July 31, 2005 and 2004 respectively.

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Statements of Changes in Net Assets, Continued

	Mid-Cap Fund		Growth Stock Fund		Growth and Income Fund
	Year Ended July 31, 2005	Period Ended July 31, 2004 (a)	Year Ended July 31, 2005	Year Ended July 31, 2004	Year Ended July 31, 2005	Year Ended July 31, 2004
From Investment Activities:
Operations:
Net investment income (loss)	$298,283	$84,764	$317,987	$(1,086,679)	$858,063	$477,693
Net realized gains (losses) on investments	2,966,126	(595,179)	11,157,491	13,073,624	15,377,467	4,474,683
Change in unrealized appreciation/depreciation on investments	11,205,226	983,579	13,535,551	1,041,744	3,986,953	8,976,819

Change in net assets resulting from operations	14,469,635	473,164	25,011,029	13,028,689	20,222,483	13,929,195

Distributions to Class A Shareholders:
From net investment income	(1,294)	(244)	(10,054)	—	(24,043)	(7,101)
Distributions to Class B Shareholders:
From net investment income			—	—	(18,925)	—
Distributions to Class C Shareholders:
From net investment income	—	—	(2,290)	—	(2,917)	—
Distributions to Class Y Shareholders:
From net investment income	(294,553)	(81,114)	(500,630)	—	(824,567)	(472,057)

Change in net assets from shareholder distributions	(295,847)	(81,358)	(512,974)	—	(870,452)	(479,158)

Capital Transactions:
Change in net assets from share transactions	39,350,437	30,493,530	(43,127,154)	(27,709,543)	(9,323,376)	(23,591,266)

Change in net assets	53,524,225	30,885,336	(18,629,099)	(14,680,854)	10,028,655	(10,141,229)

Net Assets:
Beginning of period	30,885,336	—	261,489,983	276,170,837	140,940,836	151,082,065

End of period	$84,409,561	$30,885,336	$242,860,884	$261,489,983	$150,969,491	$140,940,836

Undistributed net investment income	$5,842	$3,406	$6,790	$—	$6,258	$18,647

(a)	For the period from December 30, 2003 (commencement of operations) to July 31, 2004.

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Statements of Changes in Net Assets, Continued

	Value Fund		Diversified Fixed Income Fund		Tax-Free Securities Fund
	Year Ended July 31, 2005	Year Ended July 31, 2004	Year Ended July 31, 2005	Year Ended July 31, 2004	Year Ended July 31, 2005	Year Ended July 31, 2004
From Investment Activities:
Operations:
Net investment income	$1,900,751	$1,783,921	$10,857,954	$10,994,992	$13,836,140	$16,570,810
Net realized gains on investments	24,968,577	15,033,655	275,702	1,052,158	2,616,007	4,910,728
Change in unrealized appreciation/depreciation on investments	5,729,456	11,813,971	(345,138)	(2,349,080)	(3,540,022)	(3,327,446)

Change in net assets resulting from operations	32,598,784	28,631,547	10,788,518	9,698,070	12,912,125	18,154,092

Distributions to Class A Shareholders:
From net investment income	(21,647)	(17,905)	(175,491)	(223,693)	(368,370)	(450,273)
From net realized gains	—	—	(14,334)	(96,653)	(147,134)	(57,424)
Distributions to Class B Shareholders:
From net investment income	(5,090)	(877)	(119,901)	(140,288)	(108,644)	(149,394)
From net realized gains	—	—	(12,425)	(83,363)	(52,587)	(23,132)
Distributions to Class C Shareholders:
From net investment income	(86)	(1)	(19,664)	(76)	(319)	(81)
From net realized gains	—	—	(433)	—	(152)	—
Distributions to Class Y Shareholders:
From net investment income	(1,886,095)	(1,801,706)	(10,577,047)	(10,635,339)	(13,358,806)	(15,971,064)
From net realized gains	—	—	(777,307)	(4,687,113)	(4,823,386)	(1,898,709)

Change in net assets from shareholder distributions	(1,912,918)	(1,820,489)	(11,696,602)	(15,866,525)	(18,859,398)	(18,550,077)

Change in net assets from share transactions	(24,428,322)	(58,903,429)	27,173,989	33,990,285	(23,752,446)	(55,351,621)

Change in net assets	6,257,544	(32,092,371)	26,265,905	27,821,830	(29,699,719)	(55,747,606)

Net Assets:
Beginning of year	182,225,432	214,317,803	277,757,403	249,935,573	357,881,547	413,629,153

End of year	$188,482,976	$182,225,432	$304,023,308	$277,757,403	$328,181,828	$357,881,547

Undistributed (distributions in excess of) net investment income	$40,026	$56,787	$(54,617)	$(54,739)	$36	$35

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Statements of Changes in Net Assets, Continued

	Short Intermediate U.S. Government Securities Fund		Tax-Free Short Intermediate Securities Fund		Ultra Short Government Fund
	Year Ended July 31, 2005	Year Ended July 31, 2004	Year Ended July 31, 2005	Year Ended July 31, 2004	Year Ended July 31, 2005	Year Ended July 31, 2004
From Investment Activities:
Operations:
Net investment income	$2,614,664	$2,570,114	$1,754,753	$1,663,390	$3,631,065	$5,306,124
Net realized gains (losses) on investments	(357,386)	306,514	(63,008)	763	(694,029)	(1,296,620)
Change in unrealized appreciation/depreciation on investments	(998,722)	(1,657,833)	(557,077)	(413,702)	(399,825)	(2,714,011)

Change in net assets resulting from operations	1,258,556	1,218,795	1,134,668	1,250,451	2,537,211	1,295,493

Distributions to Class A Shareholders:
From net investment income	(45,749)	(117,965)	(103,438)	(87,837)	(129,299)	(173,327)
From net realized gains	(235)	(18,642)	—	—	—	—
Distributions to Class B Shareholders:
From net investment income					(18,454)	(20,878)
Distributions to Class C Shareholders:
From net investment income	(7,612)	(44)	(153)	(36)	(12,539)	(23)
From net realized gains	(22)	—	—	—	—	—
Distributions to Class Y Shareholders:
From net investment income	(2,561,303)	(2,452,105)	(1,651,185)	(1,575,504)	(3,470,787)	(5,111,890)
From net realized gains	(12,012)	(304,360)	—	—	—	—

Change in net assets from shareholder distributions	(2,626,933)	(2,893,116)	(1,754,776)	(1,663,377)	(3,631,079)	(5,306,118)

Change in net assets from share transactions	6,691,216	(9,396,958)	(2,913,326)	7,039,439	(89,404,837)	(25,844,463)

Change in net assets	5,322,839	(11,071,279)	(3,533,434)	6,626,513	(90,498,705)	(29,855,088)

Net Assets:
Beginning of year	83,079,620	94,150,899	72,397,098	65,770,585	225,841,998	255,697,086

End of year	$88,402,459	$83,079,620	$68,863,664	$72,397,098	$135,343,293	$225,841,998

Undistributed net investment income	$51	$51	$762	$785	$7,143	$7,157

See notes to financial statements.

PACIFIC CAPITAL FUNDS

New Asia Growth Fund

Schedule of Portfolio Investments

July 31, 2005

Shares	Security Description	Value
Common Stocks (98.5%)
China (6.4%)
Consumer Discretionary (3.1%)
863,000	China Resources Enterprise Ltd.	$1,426,510

Energy (0.4%)
510,000	China Oilfield Services Ltd., Class H	193,532

Industrials (2.9%)
606,000	Anhui Expressway Co. Ltd., Class H	420,947
214,000	Cosco Pacific Ltd.	421,179
992,000	Jiangsu Expressway Co. Ltd., Class H	526,377

		1,368,503

		2,988,545

Hong Kong (33.6%)
Consumer Discretionary (10.7%)
484,000	Cafe De Coral Holdings Ltd.	550,998
72,000	Cheung Kong Holdings Ltd.	776,599
149,000	Esprit Holdings Ltd.	1,111,669
946,000	Giordano International Ltd.	705,798
300,000	Li & Fung Ltd.	634,817
420,000	Shangri-La Asia Ltd.	740,169
126,500	Yue Yuen Industrial Holdings Ltd.	399,487

		4,919,537

Energy (2.5%)
1,718,500	CNOOC Ltd.	1,171,618

Financials (10.0%)
349,120	Dah Sing Banking Group Ltd.	702,830
565,000	Hang Lung Group Ltd.	1,126,525
174,000	Hongkong Land Holdings Ltd.	567,240
28,178	HSBC Holdings PLC	458,161
23,786	Standard Chartered PLC	464,791
3,700	Standard Chartered PLC	73,868
64,000	Sun Hung Kai Properties Ltd.	659,849
87,500	Wing Hang Bank Ltd.	625,249

		4,678,513

Industrials (5.2%)
164,242	Kerry Properties Ltd.	424,660
270,000	Lung Kee (Bermuda) Holdings Ltd.	196,234
522,500	Swire Pacific Ltd., Class B	914,084
349,500	Techtronic Industries Co. Ltd.	867,692

		2,402,670

Information Technology (1.2%)
1,700,000	Solomon Systech International Ltd.	541,234

Telecommunications (1.9%)
797,500	SmarTone Telecommunications Holdings Ltd.	902,764

Utilities (2.1%)
474,000	Hong Kong & China Gas Co. Ltd.	987,767

		15,604,103

India (4.0%)
Consumer Discretionary (1.0%)
42,800	Tata Motors Ltd., ADR	485,780

Shares	Security Description	Value
Common Stocks, continued
India, continued
Financials (1.1%)
9,800	HDFC Bank Ltd., ADR	$497,840

Health Care (0.9%)
36,926	Ranbaxy Laboratories Ltd., GDR	415,418

Materials (1.0%)
15,919	Hindalco Industries Ltd., GDR (c)	477,570

		1,876,608

Indonesia (2.6%)
Consumer Discretionary (1.1%)
382,500	PT Astra International, Inc.	515,204

Financials (1.5%)
1,249,500	PT Bank Danamon Indonesia	714,000

		1,229,204

Malaysia (7.7%)
Consumer Discretionary (3.9%)
390,700	Astro All Asia Networks PLC (b)	599,073
98,700	Genting Berhad	526,400
178,400	Tanjong PLC	666,027

		1,791,500

Consumer Staples (1.3%)
212,100	IOI Corp. Berhad	622,160

Financials (1.1%)
502,500	Southern Bank Berhad	460,960
63,000	Southern Bank Berhad, Foreign	53,760

		514,720

Telecommunications (1.4%)
251,800	Maxis Communications Berhad	671,467

		3,599,847

Philippines (0.7%)
Financials (0.7%)
52,356	Ayala Corp.	303,689

Singapore (11.5%)
Consumer Staples (1.6%)
74,400	Fraser & Neave Ltd.	735,080

Financials (4.5%)
76,000	Great Eastern Holdings Ltd.	673,053
217,000	Keppel Land Ltd.	420,953
129,673	Oversea-Chinese Banking Corp. Ltd.	1,007,761

		2,101,767

Industrials (1.8%)
110,000	Keppel Corp. Ltd.	834,990

Telecommunications (3.6%)
539,285	Singapore Telecommunications Ltd. (b)	899,945
688,000	StarHub Ltd. (b)	787,517

		1,687,462

		5,359,299

See notes to financial statements.

PACIFIC CAPITAL FUNDS

New Asia Growth Fund

Schedule of Portfolio Investments, Continued

July 31, 2005

Shares	Security Description	Value
Common Stocks, continued
South Korea (19.8%)
Consumer Discretionary (8.9%)
3,769	Amorepacific Corp.	$1,033,584
9,070	Hyundai Mobis	662,689
9,170	Hyundai Motor Co. Ltd.	635,155
25,500	LG Corp.	696,810
3,260	Shinsegae Co. Ltd.	1,154,417

		4,182,655

Financials (6.4%)
16,489	Kookmin Bank	875,451
11,550	Samsung Fire & Marine Insurance Co. Ltd.	1,044,170
34,330	Shinhan Financial Group Co. Ltd.	1,041,773

		2,961,394

Information Technology (4.5%)
3,804	Samsung Electronics Co. Ltd.	2,093,774

		9,237,823

Taiwan (8.3%)
Financials (1.6%)
708,178	Chinatrust Financial Holding Co. Ltd.	750,047

Industrials (2.7%)
174,030	Asia Optical Co., Inc.	1,239,715

Information Technology (4.0%)
201,985	Advantech Co. Ltd.	529,905
83,000	Hon Hai Precision Industry Co., Ltd.	466,234
158,567	Powertech Technology, Inc.	512,532
267,300	Sunplus Technology Co. Ltd.	358,598

		1,867,269

		3,857,031

Shares	Security Description	Value
Common Stocks, continued
Thailand (3.9%)
Energy (1.3%)
112,000	PTT Public Co. Ltd., Foreign	$624,916

Financials (2.6%)
833,100	Kasikornbank Public Co. Ltd., Foreign	1,202,164

		1,827,080

Total Common Stocks (Cost $34,199,205)		45,883,229

Investment Company (1.7%)
811,129	Victory Institutional Money Market Fund, Investor Shares	811,129

Total Investment Company (Cost $811,129)		811,129

Total Investments (Cost $35,010,334) (a)—100.2%		46,694,358
Liabilities in excess of other assets—(0.2)%		(114,031)

Net Assets—100.0%		$46,580,327

(a)	Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $196,983. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation	$11,762,018
Unrealized depreciation	(274,977)

Net unrealized appreciation	$11,487,041

(b)	Non-income producing security.
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may be resold in transactions exempt from registration normally to qualified institutional buyers. The Fund’s adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

Issue description	Acquisition date	Cost	Value	Percent of total investments	Percent of net assets
Hindalco Industries Ltd., GDR	*	$441,233	$477,570	1.0%	1.0%

*	911 shares of this security were acquired on 4/3/03, 3,385 shares on 3/18/04, 2,568 shares on 5/19/04, 5,137 shares on 12/21/04, 2,478 shares on 3/14/05, and 1,440 shares on 3/31/05.

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

PLC—Public Limited Company

See notes to financial statements.

PACIFIC CAPITAL FUNDS

International Stock Fund

Schedule of Portfolio Investments

July 31, 2005

Shares	Security Description	Value
Common Stocks (98.7%)
Australia (1.2%)
Energy (0.8%)
32,503	Woodside Petroleum Ltd.	$747,045

Financials (0.4%)
26,500	Westpac Banking Corp.	397,659

		1,144,704

Brazil (2.6%)
Consumer Staples (0.6%)
17,883	Companhia de Bebidas das Americas, ADR	556,340

Energy (0.7%)
13,849	Petroleo Brasileiro SA, ADR	728,042

Financials (0.6%)
15,300	Banco Bradesco SA, ADR	532,746

Utilities (0.7%)
19,600	Companhia Energetica de Minas Gerais SA, ADR	636,216

		2,453,344

Canada (3.0%)
Energy (0.9%)
16,700	Suncor Energy, Inc.	816,630

Financials (1.0%)
19,689	Manulife Financial Corp.	990,357

Information Technology (0.4%)
29,000	Celestica, Inc. (b)	337,850

Materials (0.7%)
20,100	Alcan, Inc.	678,978

		2,823,815

China (1.5%)
Consumer Discretionary (0.5%)
1,302,000	Denway Motors Ltd.	510,825

Financials (0.4%)
237,000	Ping An Insurance Co. of China Ltd. (Group)	396,326

Information Technology (0.6%)
16,132	Shanda Interactive Entertainment Ltd., ADR (b)	527,676

		1,434,827

Denmark (1.1%)
Industrials (1.1%)
56,402	Vestas Wind Systems A/S (b)	1,037,933

Finland (1.8%)
Information Technology (1.8%)
37,067	Nokia Corp., Class A, ADR	591,219
33,000	Nokia Oyj	527,836
18,050	TietoEnator Oyj	589,697

		1,708,752

France (13.0%)
Consumer Discretionary (0.7%)
29,509	Thomson SA	670,187

Shares	Security Description	Value
Common Stocks, continued
France, continued
Consumer Staples (1.8%)
13,696	Carrefour SA	$647,723
5,268	Groupe Danone	522,078
6,607	L’Oreal SA	522,378

		1,692,179

Energy (2.2%)
16,511	Total SA, ADR	2,063,875

Financials (3.3%)
54,517	Axa, ADR	1,488,315
9,392	BNP Paribas SA	680,406
9,086	Societe Generale	995,909

		3,164,630

Health Care (1.1%)
7,048	Essilor International SA	513,162
6,400	Sanofi-Aventis	554,592

		1,067,754

Industrials (2.0%)
16,411	Schneider Electric SA	1,292,543
11,600	Technip SA	621,574

		1,914,117

Telecommunications (0.9%)
20,364	Bouygues SA	893,080

Utilities (1.0%)
14,515	Suez SA	399,287
13,300	Veolia Environnement	517,055

		916,342

		12,382,164

Germany (6.4%)
Consumer Discretionary (1.1%)
2,517	Adidas-Salomon AG	456,550
695	Porsche AG	553,253

		1,009,803

Financials (1.7%)
5,576	Allianz AG	709,376
10,711	Deutsche Bank AG	930,764

		1,640,140

Health Care (1.3%)
6,408	Fresenius Medical Care AG	560,733
10,429	Schering AG	658,003

		1,218,736

Industrials (0.6%)
6,879	Siemens AG	530,934

Information Technology (0.5%)
11,829	SAP AG, ADR	506,518

Materials (0.5%)
6,639	Linde AG	468,708

Utilities (0.7%)
7,328	E.ON AG	679,062

		6,053,901

See notes to financial statements.

PACIFIC CAPITAL FUNDS

International Stock Fund

Schedule of Portfolio Investments, Continued

July 31, 2005

Shares	Security Description	Value
Common Stocks, continued
Greece (0.1%)
Consumer Discretionary (0.1%)
3,270	Folli-Follie SA, Registered Shares	$103,257

Hong Kong (4.4%)
Consumer Discretionary (1.8%)
135,500	Esprit Holdings Ltd.	1,010,947
373,462	Shangri-La Asia Ltd.	658,155

		1,669,102

Financials (0.7%)
40,400	HSBC Holdings PLC	656,885

Industrials (1.9%)
116,000	Hutchison Whampoa Ltd.	1,133,305
712,500	Johnson Electric Holdings Ltd.	682,814

		1,816,119

		4,142,106

India (1.6%)
Financials (0.9%)
16,400	HDFC Bank Ltd., ADR	833,120

Information Technology (0.7%)
9,776	Infosys Technologies Ltd., ADR	695,856

		1,528,976

Indonesia (0.6%)
Telecommunications (0.6%)
900,000	PT Indosat	532,653

Israel (0.5%)
Health Care (0.5%)
16,572	Teva Pharmaceutical Industries Ltd., ADR	520,361

Italy (2.4%)
Energy (1.5%)
32,233	ENI SpA	917,218
35,524	Saipem SpA	529,378

		1,446,596

Financials (0.9%)
161,145	UniCredito Italiano SpA	855,260

		2,301,856

Japan (15.7%)
Consumer Discretionary (4.4%)
37,500	Denso Corp.	908,392
45,000	Nissan Motor Co. Ltd.	468,951
28,800	Pioneer Corp.	425,268
54,000	Sharp Corp.	820,022
17,900	Sony Corp.	592,514
13,200	Toyota Motor Corp.	500,535
11,100	World Co. Ltd.	463,490

		4,179,172

Financials (2.7%)
69,000	Bank of Yokohama Ltd. (The)	392,773
4,500	ORIX Corp.	667,291
104	Sumitomo Mitsui Financial Group, Inc.	687,580

Shares	Security Description	Value
Common Stocks, continued
Japan, continued
Financials, continued
128,000	Sumitomo Trust & Banking Co. Ltd. (The)	$791,435

		2,539,079

Health Care (1.5%)
15,122	Astellas Pharma, Inc.	493,813
30,000	Shionogi & Co. Ltd.	372,859
11,400	Takeda Pharmaceutical Co. Ltd.	584,849

		1,451,521

Industrials (3.5%)
55,000	Asahi Glass Co., Ltd.	532,923
371,000	Kawasaki Heavy Industries Ltd.	741,470
149,000	Marubeni Corp.	555,692
8,500	SMC Corp.	968,460
30,400	JS Group Corp.	496,360

		3,294,905

Information Technology (2.9%)
22,400	Canon, Inc.	1,111,207
2,300	Keyence Corp.	553,658
80,000	NEC Corp.	410,421
6,400	Nidec Corp.	694,361

		2,769,647

Materials (0.7%)
12,800	Nitto Denko Corp.	705,782

		14,940,106

Netherlands (4.3%)
Consumer Discretionary (0.6%)
21,673	Koninklijke (Royal) Philips Electronics NV, ADR	587,772

Consumer Staples (0.5%)
7,688	Unilever NV	514,404

Financials (1.5%)
25,621	ABN AMRO Holding NV	641,630
22,413	ING Groep NV	679,973

		1,321,603

Information Technology (1.2%)
38,800	ASML Holding N.V., NY Registered Shares (b)	682,880
28,500	STMicroelectronics N.V., NY Registered Shares	491,625

		1,174,505

Materials (0.5%)
12,132	Akzo Nobel NV	500,085

		4,098,369

Russia (0.6%)
Energy (0.6%)
12,800	LUKOIL, ADR	528,000

Singapore (2.0%)
Financials (1.5%)
146,000	DBS Group Holdings Ltd.	1,416,109

See notes to financial statements.

PACIFIC CAPITAL FUNDS

International Stock Fund

Schedule of Portfolio Investments, Continued

July 31, 2005

Shares	Security Description	Value
Common Stocks, continued
Singapore, continued
Industrials (0.5%)
66,000	Singapore Airlines Ltd.	$473,161

		1,889,270

South Africa (0.6%)
Financials (0.6%)
229,737	Old Mutual PLC	527,782

South Korea (3.9%)
Consumer Discretionary (0.5%)
1,360	Shinsegae Co. Ltd.	481,598

Financials (1.2%)
22,390	Kookmin Bank	1,188,753

Information Technology (1.8%)
3,150	Samsung Electronics Co. Ltd.	1,733,804

Materials (0.4%)
9,440	LG Chem Ltd.	349,459

		3,753,614

Spain (3.9%)
Financials (1.9%)
65,718	Banco Bilbao Vizcaya Argentaria SA	1,110,226
56,900	Banco Santander Central Hispano SA	706,257

		1,816,483

Telecommunications (2.0%)
80,496	Telefonica Moviles SA	847,604
64,303	Telefonica SA	1,084,758

		1,932,362

		3,748,845

Switzerland (8.8%)
Consumer Staples (1.4%)
4,808	Nestle SA	1,322,874

Financials (1.7%)
17,200	Credit Suisse Group	722,914
11,323	UBS AG, Registered Shares	933,302

		1,656,216

Health Care (3.3%)
2,963	Nobel Biocare Holding AG	627,285
28,863	Novartis AG	1,408,554
4,800	Roche Holding AG, Genusschien	654,545
620	Serono SA, Class B	417,660

		3,108,044

Industrials (0.7%)
92,706	ABB Ltd. (b)	633,529

Materials (1.7%)
7,300	Ciba Specialty Chemicals AG, Registered Shares	438,068
12,600	Lonza Group AG, Registered Shares	697,767
783	Sika AG, Bearer (b)	519,237

		1,655,072

		8,375,735

Shares	Security Description	Value
Common Stocks, continued
Taiwan (0.6%)
Information Technology (0.6%)
368,498	Taiwan Semiconductor Manufacturing Co. Ltd.	$615,204

United Kingdom (18.1%)
Consumer Discretionary (2.7%)
110,911	British Sky Broadcasting Group PLC	1,043,605
147,020	Compass Group PLC	636,038
97,182	Kingfisher PLC	440,959
216,805	Signet Group PLC	446,548

		2,567,150

Consumer Staples (1.6%)
21,211	Reckitt Benckiser PLC	638,514
160,583	Tesco PLC	920,162

		1,558,676

Energy (0.6%)
8,926	BP PLC, ADR	588,045

Financials (6.0%)
67,956	Barclays PLC	666,341
105,724	HBOS PLC	1,608,986
47,770	ICAP PLC	257,540
66,509	Lloyds TSB Group PLC	564,340
16,100	Man Group PLC	460,850
51,935	Royal Bank of Scotland Group PLC (The)	1,548,770
24,063	Standard Chartered PLC	470,204

		5,577,031

Health Care (2.0%)
16,200	AstraZeneca PLC, ADR	729,506
28,494	GlaxoSmithKline PLC	672,660
55,900	Smith & Nephew PLC	532,381

		1,934,547

Industrials (2.3%)
42,331	Exel PLC	701,604
220,941	Group 4 Securicor PLC	613,563
52,400	Smiths Group PLC	884,172

		2,199,339

Materials (1.1%)
39,282	BHP Billiton PLC	557,714
26,700	Johnson Matthey PLC	517,032

		1,074,746

Telecommunications (1.8%)
66,794	Vodafone Group PLC, ADR	1,725,289

		17,224,823

Total Common Stocks (Cost $83,691,212)		93,870,397

Investment Company (0.9%)
869,190	Victory Institutional Money Market Fund, Investor Shares	869,190

Total Investment Company (Cost $869,190)		869,190

Total Investments (Cost $84,560,402) (a)—99.6%		94,739,587
Other assets in excess of liabilities—0.4%		401,970

Net Assets—100.0%		$95,141,557

See notes to financial statements.

PACIFIC CAPITAL FUNDS

International Stock Fund

Schedule of Portfolio Investments, Continued

July 31, 2005

(a)	Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $190,131. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation	$11,546,208
Unrealized depreciation	(1,557,154)

Net unrealized appreciation	$9,989,054

(b)	Non-income producing security.

At July 31, 2005 the Fund’s foreign currency exchange contracts were as follows:

Currency	Delivery Date	Contract Amount in Local Currency	Contract Value in USD	Market Value	Unrealized Appreciation (Depreciation)
Short
Japanese Yen	8/1/05	9,365,087	$83,112	$83,557	$(445)
Euro	8/2/05	99,461	120,348	120,796	(448)

Total Short Contracts			$203,460	$204,353	$(893)

Long
Euro	8/1/05	15,731	$19,107	$19,105	$(2)
Euro	8/2/05	22,241	26,911	27,011	100

Total Long Contracts			$46,018	$46,116	$98

ADR—American Depository Receipt

AG—Aktiengesellschaft (German Stock Co.)

NV—Naamloze Vennootschaap (Dutch Corp.)

PLC—Public Limited Company

SA—Societe Anonyme (French Corp.)

SpA—Societa per Azioni (Italian Corp.)

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Small Cap Fund

Schedule of Portfolio Investments

July 31, 2005

Shares	Security Description	Value
Common Stocks (93.5%)
Consumer Discretionary (12.1%)
21,900	Buckle, Inc. (The) (b)	$946,518
39,200	Carmike Cinemas, Inc.	1,183,056
88,500	Charlotte Russe Holding, Inc. (b)	1,300,065
237,600	Charming Shoppes, Inc. (b)	2,787,048
26,900	Children’s Place Retail Stores, Inc. (The)	1,229,330
67,300	Claire’s Stores, Inc.	1,710,093
104,800	Cooper Tire & Rubber Co.	2,108,576
92,700	Denny’s Corp. (b)	520,974
24,600	Entercom Communications Corp. (b)	780,312
21,600	Famous Dave’s of America, Inc.	212,112
100,900	Gemstar-TV Guide International, Inc. (b)	310,772
20,700	Genesco, Inc. (b)	771,489
3,300	Golf Galaxy, Inc. (b)	61,413
31,100	Hartmarx Corp. (b)	317,842
691,200	Jameson Inns, Inc. (b)	1,638,144
34,900	Lee Enterprises, Inc.	1,494,069
156,400	Lions Gate Entertainment Corp. (b)	1,603,100
52,600	Lone Star Steakhouse & Saloon, Inc.	1,581,156
19,500	Media General, Inc. (b)	1,335,750
41,200	Movie Gallery, Inc.	1,033,296
21,700	Neiman Marcus Group, Inc. (The), Class A	2,137,450
32,800	Payless ShoeSource, Inc. (b)	636,976
49,400	Prestige Brands Holdings, Inc. (b)	555,750
58,400	Radio One, Inc., Class D (b)	771,464
34,400	Rent-Way, Inc.	334,712
19,500	Ryan’s Restaurant Group, Inc.	254,085
36,400	Select Comfort Corp.	775,684
10,300	Tupperware Corp.	219,699
6,800	Wolverine World Wide, Inc.	149,600

		28,760,535

Consumer Staples (3.1%)
54,600	Casey’s General Stores, Inc.	1,188,096
19,800	Flowers Foods, Inc.	498,762
75,900	Gold Kist, Inc. (b)	1,548,360
25,700	Longs Drug Stores Corp.	1,115,123
112,600	Playtex Products, Inc. (b)	1,200,316
42,200	Ralcorp Holdings, Inc. (b)	1,814,600

		7,365,257

Energy (2.9%)
5,700	Atmos Energy Corp. (b)	166,212
5,100	Berry Petroleum Co. (b)	290,751
17,000	Cal Dive International, Inc. (b)	1,006,740
10,400	Callon Petroleum Co.	189,384
3,400	Cimarex Energy Co.	142,596
30,600	Core Laboratories N.V.	985,320
48,400	Frontier Oil Corp. (b)	1,356,168
7,500	Goodrich Petroleum Corp.	164,475
23,400	Houston Exploration Co. (The) (b)	1,352,286
41,600	TODCO	1,277,536

		6,931,468

Shares	Security Description	Value
Common Stocks, continued
Financials (18.7%)
57,400	AMCORE Financial, Inc.	$1,816,136
8,600	American Physicians Capital, Inc.	342,710
70,300	AmeriCredit Corp. (b)	1,878,416
125,300	Ashford Hospitality Trust, Inc.	1,489,817
55,140	Associated Banc-Corp	1,878,068
18,800	BankAtlantic Bancorp, Inc.	337,272
87,750	Brookline Bancorp, Inc.	1,404,878
95,900	Cash America International, Inc.	1,996,638
65,300	Community Bank System, Inc.	1,570,465
64,000	Equity One, Inc.	1,523,200
105,400	Fieldstone Investment Corp.	1,543,056
76,500	First Financial Bancorp	1,380,060
137,900	First Niagara Financial Group, Inc.	2,031,267
5,300	FPIC Insurance Group, Inc. (b)	176,649
116,800	Gold Banc Corp., Inc.	1,775,360
80,800	Greater Bay Bancorp	2,119,384
4,200	Integra Bank Corp.	97,608
39,900	Investment Technology Group, Inc. (b)	1,022,238
76,700	JER Investors Trust, Inc. Real Estate Investment Trust (b)	1,417,416
32,600	Jones Lang LaSalle, Inc.	1,605,550
7,500	KNBT Bancorp, Inc.	121,200
154,200	Knight Capital Group, Inc.	1,218,180
87,800	Kohlberg Kravis Roberts & Co. Real Estate Investment Trust (b)(c)	2,149,343
33,143	Macatawa Bank Corp.	1,311,469
43,800	MAF Bancorp, Inc.	1,932,018
232,100	Meadowbrook Insurance Group, Inc. (b)	1,204,599
24,800	Mfa Mortgage Investments Inc.	172,608
9,800	Midwest Banc Holdings, Inc.	201,782
21,400	Nasdaq Stock Market, Inc. (The) (b)	484,710
15,100	National Financial Partners Corp.	683,275
49,300	Navigators Group, Inc. (The) (b)	1,818,184
39,300	Oak Hill Financial, Inc.	1,261,530
5,500	Old National Bancorp	119,625
36,200	Parkvale Financial Corp.	1,082,380
191,100	Quanta Capital Holdings Ltd. (b)	1,270,815
131,800	Tower Group, Inc.	2,091,666

		44,529,572

Health Care (9.6%)
17,100	Alliance Imaging, Inc.	175,446
20,600	Amedisys, Inc.	806,284
57,500	Applera Corp. (b)	709,550
168,600	Candela Corp. (b)	1,856,286
8,200	Chattem, Inc.	373,592
32,600	CNS, Inc.	828,040
38,500	CV Therapeutics, Inc. (b)	1,084,545
21,200	Genesis HealthCare Corp.	953,364
19,700	Greatbatch, Inc. (b)	476,937
16,700	HealthTronics, Inc.	215,096
35,100	Hologic, Inc.	1,600,209
27,100	Hooper Holmes, Inc. (b)	113,549
23,200	Horizon Health (b)	603,664
7,900	ICU Medical, Inc. (b)	260,858

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Small Cap Fund

Schedule of Portfolio Investments, Continued

July 31, 2005

Shares	Security Description	Value
Common Stocks, continued
Health Care, continued
15,900	IDEXX Laboratories, Inc. (b)	$1,009,014
10,900	Kindred Healthcare, Inc. (b)	400,466
2,800	Kos Pharmaceuticals, Inc.	200,200
40,600	LifePoint Hospitals, Inc. (b)	1,898,456
18,200	Magellan Health Services, Inc.	651,924
158,400	Medarex, Inc. (b)	1,544,400
10,300	Molecular Devices Corp.	219,081
56,000	Nektar Therapeutics (b)	1,050,560
20,300	Odyssey HealthCare, Inc.	298,207
25,000	Orthofix International N.V.	1,131,250
27,100	Pediatrix Medical Group, Inc. (b)	2,125,182
120,100	Quidel Corp.	852,710
21,900	Res-Care, Inc.	324,777
9,400	U.S. Physical Therapy, Inc.	171,644
89,800	ViroPharma, Inc.	1,040,782

		22,976,073

Industrials (20.0%)
156,700	AAR Corp. (b)	2,815,899
27,200	Actuant Corp., Class A (b)	1,265,616
52,900	Albany International Corp., Class A	1,853,616
2,300	Ameron International Corp.	87,860
111,700	Artesyn Technologies, Inc. (b)	1,033,225
29,800	BE Aerospace, Inc. (b)	522,394
41,600	Concorde Career Colleges, Inc. (b)	586,560
46,200	Corrections Corp. of America (b)	1,736,658
32,200	CP Ships Ltd.	572,838
12,100	CRA International, Inc.	643,720
41,500	Duratek, Inc. (b)	1,033,143
87,200	Dycom Industries, Inc. (b)	2,127,680
11,900	EMCOR Group, Inc. (b)	612,850
22,100	ESCO Technologies, Inc. (b)	2,422,602
37,200	Foundation Coal Holdings, Inc.	1,236,900
66,400	Gardner Denver, Inc. (b)	2,729,040
12,700	GATX Corp.	480,060
69,800	Genesee & Wyoming, Inc., Class A (b)	2,112,846
82,900	Global Industries Ltd.	813,249
66,973	Heartland Express, Inc.	1,393,708
69,600	Hughes Supply, Inc. (b)	1,978,032
73,000	IXYS Corp. (b)	854,830
42,500	Joy Global, Inc.	1,745,475
43,400	Kennametal, Inc.	2,062,802
88,200	Korn/Ferry International	1,755,180
58,950	Old Dominion Freight Line, Inc. (b)	1,952,424
28,100	Rush Enterprises, Inc., Class A (b)	446,790
53,553	SOURCECORP, Inc. (b)	1,177,630
369,100	Stewart Enterprises, Inc., Class A	2,771,941
51,900	Superior Energy Services, Inc.	1,107,546
15,200	Terex Corp. (b)	735,984
14,900	Thomas & Betts Corp. (b)	503,173
78,200	Tredegar Corp.	1,259,802
71,200	Wabtec Corp.	1,739,416
9,100	Walter Industries, Inc.	405,041
94,300	World Air Holdings, Inc.	1,186,294

		47,762,824

Shares	Security Description	Value
Common Stocks, continued
Information Technology (12.9%)
112,200	ASE Test Ltd. (b)	$779,790
44,200	Axcelis Technologies, Inc.	305,422
31,400	Benchmark Electronics, Inc. (b)	1,004,800
10,400	Bottomline Technologies (de), Inc.	163,696
27,800	Captiva Software Corp.	449,248
138,400	ChipMOS TECHNOLOGIES (Bermuda) Ltd. (b)	963,264
33,100	Comtech Telecommunications Corp. (b)	1,170,085
3,900	Consolidated Graphics, Inc.	166,140
15,100	CryptoLogic, Inc.	425,216
35,100	Cymer, Inc. (b)	1,217,970
32,300	Entrust, Inc. (b)	193,800
33,500	Hutchinson Technology, Inc. (b)	1,115,215
14,700	Integrated Device Technology, Inc. (b)	169,932
19,700	Interwoven, Inc.	156,024
13,200	Itron, Inc. (b)	639,540
14,700	Komag, Inc.	521,556
77,400	Kulicke & Soffa Industries, Inc.	749,232
35,100	ManTech International Corp.	1,106,001
192,000	MatrixOne, Inc. (b)	948,480
134,900	Mattson Technology, Inc. (b)	1,146,650
93,200	Maxtor Corp. (b)	549,880
147,500	Methode Electronics, Inc.	1,864,400
35,900	MTS Systems Corp.	1,423,435
94,300	O2Micro International Ltd.	1,618,188
49,800	Orbital Sciences Corp.	573,696
56,900	Parametric Technology Corp.	392,610
20,500	Phoenix Technologies Ltd.	139,400
45,300	PMC-Sierra, Inc. (b)	445,299
57,800	Polycom, Inc. (b)	957,746
130,000	Power-One, Inc. (b)	639,600
53,900	RadiSys Corp. (b)	934,626
23,900	Reynolds & Reynolds Co. (The), Class A	668,722
32,400	ROFIN-SINAR Technologies, Inc. (b)	1,162,512
44,900	Rogers Corp. (b)	1,832,818
53,000	Secure Computing Corp.	655,080
5,100	SERENA Software, Inc.	104,652
32,700	Symmetricom, Inc.	342,042
126,100	TIBCO Software, Inc. (b)	969,709
25,600	TriZetto Group, Inc. (The)	411,904
52,700	UNOVA, Inc. (b)	1,451,885
31,200	Verity, Inc.	314,184

		30,844,449

Materials (3.7%)
23,600	Aviall, Inc. (b)	798,860
81,200	Century Aluminum Co. (b)	1,986,964
33,500	Chemtura Corp.	527,290
19,500	ElkCorp	649,350
39,450	Florida Rock Industries, Inc.	2,165,411
21,300	LSI Industries, Inc. (b)	317,157
37,400	Northern Orion Resources, Inc.	90,882
76,100	OM Group, Inc. (b)	1,783,023

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Small Cap Fund

Schedule of Portfolio Investments, Continued

July 31, 2005

Shares	Security Description	Value
Common Stocks, continued
Materials, continued
3,600	Reliance Steel & Aluminum Co. (b)	$168,192
57,900	U.S. Concrete, Inc. (b)	387,930

		8,875,059

Real Estate Investment Trust (4.5%)
37,600	Capital Automotive Real Estate Investment Trust	1,476,552
142,400	DiamondRock Hospitality Co. (b)(c)	1,710,224
252,700	ECC Capital Corp.	1,612,226
15,400	Hersha Hospitality Trust	150,920
76,900	Newcastle Investment Corp.	2,376,210
21,300	Senior Housing Properties Trust	420,036
53,421	Ventas, Inc.	1,724,964
40,300	Washington Real Estate Investment Trust	1,295,645

		10,766,777

Telecommunications (1.4%)
25,200	ADTRAN, Inc.	674,352
78,200	ARRIS Group, Inc. (b)	863,328
18,200	CSG Systems International, Inc. (b)	339,430
17,500	Intrado, Inc.	285,425
76,200	Premiere Global Services, Inc. (b)	778,764
21,300	SBA Communications Corp.	353,367

		3,294,666

Shares	Security Description	Value
Common Stocks, continued
Transportation (1.4%)
38,200	Genco Shipping & Trading Ltd. (b)	$730,384
9,800	OMI Corp. (b)	176,694
129,900	Universal Truckload Services, Inc.	2,370,675

		3,277,753

Utilities (3.2%)
79,500	CMS Energy Corp. (b)	1,259,280
69,000	Energen Corp.	2,421,900
25,100	Forest Oil Corp. (b)	1,123,476
91,400	UGI Corp.	2,681,676
5,700	Westar Energy, Inc.	138,681

		7,625,013

Total Common Stocks (Cost $182,499,317)		223,009,446

Depositary Receipts (4.2%)
120,600	iShares Russell 2000 Value Index Fund	8,203,212
25,400	iShares Trust Russell 2000 Index Fund	1,721,358

Total Depositary Receipts (Cost $8,799,766)		9,924,570

Investment Company (3.3%)
7,774,754	The Bank of New York Cash Reserve Fund	7,774,754

Total Investment Company (Cost $7,774,754)		7,774,754

Total Investments (Cost $199,073,837) (a)—101.0%		240,708,770
Liabilities in excess of other assets—(1.0)%		(2,323,476)

Net Assets—100.0%		$238,385,294

(a)	Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $98,507. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation	$44,944,638
Unrealized depreciation	(3,408,212)

Net unrealized appreciation	$41,536,426

(b)	Non-income producing security.
(c)	The shares of these securities were purchased through private placement under Rule 144A of the Securities Act of 1933, as amended. These securities are considered liquid based on procedures approved by the Board of Trustees.

Issue Description	Acquisition date	Cost	Value	Percent of total investments	Percent of net assets
DiamondRock Hospitality Co.	6/29/04	$1,424,000	$1,710,224	0.7%	0.7%
Kohlberg Kravis Roberts & Co. Real Estate Investment Trust	7/22/05	1,756,000	2,149,343	0.9%	0.9%

Fund Total:			$3,859,567	1.6%	1.6%

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Mid-Cap Fund

Schedule of Portfolio Investments

July 31, 2005

Shares	Security Description	Value
Common Stocks (95.8%)
Consumer Discretionary (19.3%)
19,600	Abercrombie & Fitch Co., Class A	$1,412,180
16,500	Aeropostale, Inc. (b)	492,525
2,800	Alaska Air Group, Inc. (b)	97,944
33,000	American Eagle Outfitters, Inc.	1,087,350
21,700	American Greetings Corp., Class A	552,048
7,500	Autoliv, Inc.	334,125
4,700	Banta Corp.	224,378
14,400	Barnes & Noble, Inc. (b)	590,688
19,000	BJ’s Wholesale Club, Inc. (b)	605,910
12,300	Brinker International, Inc. (b)	503,070
6,000	Brunswick Corp.	279,360
20,500	Circuit City Stores, Inc.	374,125
34,000	Copart, Inc. (b)	831,640
21,100	Darden Restaurants, Inc.	732,170
15,900	GTECH Holdings Corp.	476,364
14,600	Harte-Hanks, Inc.	397,120
7,200	ITT Educational Services, Inc. (b)	369,000
4,100	Lennar Corp., Class A	275,807
6,800	M.D.C. Holdings, Inc.	580,856
24,500	Michaels Stores, Inc.	1,004,500
6,000	Molson Coors Brewing Co., Class B	376,200
3,500	Neiman Marcus Group, Inc. (The), Class A	344,750
1,710	NVR, Inc. (b)	1,603,981
7,800	Polaris Industries, Inc.	431,340
32,300	Sabre Holdings Corp., Class A	620,160
7,600	Timberland Co. (The), Class A (b)	253,688
6,300	Urban Outfitters, Inc. (b)	382,473
8,800	Valassis Communications, Inc. (b)	348,040
780	Washington Post Co. (The), Class B	693,264

		16,275,056

Consumer Staples (3.8%)
13,800	Energizer Holdings, Inc. (b)	881,820
6,100	Hormel Foods Corp.	180,621
17,600	PepsiAmericas, Inc.	453,728
7,200	Pilgrim’s Pride Corp.	272,520
13,300	Smithfield Foods, Inc. (b)	347,396
15,400	SUPERVALU, Inc.	545,160
28,800	Tyson Foods, Inc., Class A	536,832

		3,218,077

Energy (8.0%)
32,200	Chesapeake Energy Corp.	840,742
22,500	Diamond Offshore Drilling, Inc.	1,283,850
30,700	Newfield Exploration Co. (b)	1,304,443
25,900	Patterson-UTI Energy, Inc.	850,297
12,400	Peabody Energy Corp.	815,176
5,800	Sunoco, Inc.	729,234
15,200	Tidewater, Inc.	613,624
5,500	Weatherford International Ltd. (b)	348,040

		6,785,406

Financials (14.4%)
15,400	A.G. Edwards, Inc.	682,220
15,100	Allmerica Financial Corp. (b)	588,900
24,600	American Financial Group, Inc.	832,464
20,000	AmeriCredit Corp. (b)	534,400

Shares	Security Description	Value
Common Stocks, continued
Financials, continued
15,800	AmerUs Group Co.	$814,964
25,550	Associated Banc-Corp	870,233
8,200	City National Corp.	599,174
31,600	Colonial BancGroup, Inc. (The)	735,332
5,000	Compass Bancshares, Inc.	241,050
21,500	Equifax, Inc.	782,600
12,100	First American Corp.	531,795
10,700	Hibernia Corp., Class A	361,874
25,700	Huntington Bancshares, Inc.	640,958
19,600	IndyMac Bancorp, Inc.	854,756
8,300	Legg Mason, Inc.	847,845
9,100	Mercantile Bankshares Corp.	506,324
9,200	Protective Life Corp.	400,752
4,000	StanCorp Financial Group, Inc.	345,360
26,400	W. R. Berkley Corp.	988,152

		12,159,153

Health Care (11.5%)
11,100	Barr Pharmaceuticals, Inc. (b)	526,362
8,000	Bausch & Lomb, Inc.	677,200
8,800	C. R. Bard, Inc.	587,752
9,900	Cerner Corp. (b)	746,658
10,700	Charles River Laboratories	521,090
	International, Inc. (b)
17,650	Coventry Health Care, Inc. (b)	1,248,384
21,000	Endo Pharmaceuticals Holdings, Inc. (b)	597,660
5,800	Humana, Inc. (b)	231,130
10,700	Invitrogen Corp. (b)	917,739
13,800	PacifiCare Health Systems, Inc. (b)	1,051,560
5,350	Renal Care Group, Inc. (b)	251,183
22,100	STERIS Corp.	600,457
7,800	Techne Corp. (b)	382,746
16,500	Triad Hospitals, Inc. (b)	819,555
10,200	Universal Health Services, Inc., Class B	530,808

		9,690,284

Industrials (10.3%)
13,500	AGCO Corp. (b)	279,315
4,700	Black & Decker Corp. (The)	424,457
10,100	BorgWarner, Inc.	587,517
11,000	Cabot Microelectronics Corp. (b)	330,770
4,800	Cummins, Inc.	410,112
133	D.R. Horton, Inc.	5,464
26,250	Graco, Inc.	1,003,537
5,400	J.B. Hunt Transport Services, Inc.	106,002
6,300	Joy Global, Inc.	258,741
14,500	Kennametal, Inc.	689,185
27,100	Korn/Ferry International (b)	539,290
12,400	Martin Marietta Materials, Inc.	901,356
15,300	Overseas Shipholding Group, Inc.	949,365
7,800	Precision Castparts Corp.	701,844
10,400	Steel Dynamics, Inc.	334,464
10,800	Thomas & Betts Corp. (b)	364,716
15,400	Yellow Roadway Corp. (b)	814,814

		8,700,949

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Mid-Cap Fund

Schedule of Portfolio Investments, Continued

July 31, 2005

Shares	Security Description	Value
Common Stocks, continued
Information Technology (11.7%)
1	Activision, Inc. (b)	$20
7,400	Amphenol Corp., Class A	329,596
24,300	Avnet, Inc. (b)	636,174
1,100	CACI International, Inc., Class A (b)	72,369
15,700	CheckFree Corp. (b)	531,602
19,000	Cognizant Technology Solutions Corp. (b)	932,520
23,950	FactSet Research Systems, Inc.	878,486
10,300	Imation Corp.	446,505
10,100	Ingram Micro, Inc. (b)	188,264
30,800	Integrated Device Technology, Inc. (b)	356,048
49,100	Intersil Corp.	951,067
13,800	Lam Research Corp. (b)	392,610
12,000	McAfee Inc. (b)	376,800
24,300	OmniVision Technologies, Inc. (b)	343,359
23,100	PerkinElmer, Inc.	484,638
18,800	SanDisk Corp. (b)	635,816
7,700	Storage Technology Corp. (b)	282,821
29,700	Sybase, Inc. (b)	632,016
13,300	Transaction Systems Architects, Inc. (b)	355,775
22,600	United Online, Inc.	260,126
23,300	Vishay Intertechnology, Inc. (b)	326,666
29,100	Western Digital Corp. (b)	436,209

		9,849,487

Materials (3.7%)
28,800	Chemtura Corp.	453,312
13,600	Cree, Inc. (b)	403,240
15,800	FMC Corp. (b)	955,584
23,700	Louisiana-Pacific Corp.	635,634
14,400	Lubrizol Corp. (The)	633,600

		3,081,370

Real Estate Investment Trust (3.5%)
21,900	CBL & Associates Properties, Inc.	1,004,772
17,700	Highwoods Properties, Inc.	560,205
28,000	New Plan Excel Realty Trust	766,640
8,600	SL Green Realty Corp.	599,420

		2,931,037

Shares	Security Description	Value
Common Stocks, continued
Telecommunications (1.7%)
19,900	ADTRAN, Inc.	$532,524
4,400	Commonwealth Telephone Enterprises, Inc.	188,320
15,200	Harris Corp.	563,464
17,700	Premiere Global Services, Inc. (b)	180,894

		1,465,202

Utilities (7.9%)
56,500	CMS Energy Corp. (b)	894,960
17,100	Energen Corp.	600,210
38,400	Energy East Corp.	1,070,208
5,300	MDU Resources Group, Inc.	162,710
41,900	ONEOK, Inc.	1,464,405
25,600	Questar Corp.	1,796,608
19,800	Republic Services, Inc.	717,750

		6,706,851

Total Common Stocks (Cost $68,690,757)		80,862,872

Investment Company (4.0%)
3,357,028	Victory Institutional Money Market Fund, Investor Shares	3,357,028

Total Investment Company (Cost $3,357,028)		3,357,028

Depositary Receipts (2.8%)
18,000	S&P MidCap 400 Depositary Receipts	2,367,540

Total Depositary Receipts (Cost $2,350,850)		2,367,540

Total Investments (Cost $74,398,635) (a)—102.6%		86,587,440
Liabilities in excess of other assets—(2.6)%		(2,177,879)

Net Assets—100.0%		$84,409,561

(a)	Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $65,247. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation	$12,843,697
Unrealized depreciation	(720,139)

Net unrealized appreciation	$12,123,558

(b)	Non-income producing security.

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Growth Stock Fund

Schedule of Portfolio Investments

July 31, 2005

Shares	Security Description	Value
Common Stocks (97.5%)
Consumer Discretionary (17.2%)
79,960	American Eagle Outfitters, Inc.	$2,634,682
63,350	Bed Bath & Beyond, Inc. (b)	2,907,765
39,980	Boyd Gaming Corp.	2,096,551
64,780	Brinker International, Inc. (b)	2,649,502
40,900	Choice Hotels International, Inc.	2,712,488
50,250	eBay, Inc. (b)	2,099,445
32,630	Fortune Brands, Inc.	3,085,167
58,620	Harley-Davidson, Inc.	3,117,998
88,610	Home Depot, Inc. (The)	3,855,420
47,990	ITT Educational Services, Inc. (b)	2,459,488
111,540	Marvel Enterprises, Inc. (b)	2,162,761
102,500	Pacific Sunwear of California, Inc. (b)	2,499,975
37,200	Panera Bread Co. (b)	2,166,900
40,450	Polaris Industries, Inc.	2,236,885
87,110	Target Corp.	5,117,712

		41,802,739

Consumer Staples (8.8%)
40,560	Gillette Co. (The)	2,176,855
43,650	Hershey Co. (The)	2,787,926
75,170	Hormel Foods Corp.	2,225,784
105,014	PepsiCo, Inc.	5,726,413
99,630	Procter & Gamble Co. (The)	5,542,417
41,600	Wm. Wrigley Jr. Co.	2,959,424

		21,418,819

Energy (2.3%)
78,510	Patterson-UTI Energy, Inc.	2,577,483
51,780	Transocean, Inc. (b)	2,921,946

		5,499,429

Financials (8.4%)
39,680	Allstate Corp. (The)	2,430,797
89,160	AmeriCredit Corp. (b)	2,382,355
89,090	First American Corp.	3,915,506
166,910	First BanCorp	4,092,632
23,740	Goldman Sachs Group, Inc. (The)	2,551,575
84,430	North Fork Bancorporation, Inc.	2,312,538
71,890	W. R. Berkley Corp.	2,690,843

		20,376,246

Health Care (19.8%)
55,590	Abbott Laboratories	2,592,162
54,250	American Pharmaceutical Partners, Inc. (b)	2,462,408
14,960	Amgen, Inc. (b)	1,193,060
54,950	Barr Pharmaceuticals, Inc. (b)	2,605,729
29,530	Bausch & Lomb, Inc.	2,499,715
66,050	Caremark Rx, Inc. (b)	2,944,509
32,900	Cerner Corp. (b)	2,481,318
67,860	Community Health Systems, Inc. (b)	2,620,075
42,120	Coventry Health Care, Inc. (b)	2,979,148
62,950	Genentech, Inc. (b)	5,623,323
42,790	Genzyme Corp. (b)	3,184,003
112,180	Johnson & Johnson	7,175,032
57,230	McKesson Corp.	2,575,350
81,584	Pfizer, Inc.	2,161,976
44,260	Triad Hospitals, Inc. (b)	2,198,394
83,890	Watson Pharmaceuticals, Inc. (b)	2,801,926

		48,098,128

Shares	Security Description	Value
Common Stocks, continued
Industrials (13.6%)
35,470	3M Co.	$2,660,250
31,880	Boeing Co. (The)	2,104,399
47,260	Burlington Northern Santa Fe Corp.	2,563,855
235,533	General Electric Co.	8,125,888
54,600	Goodrich Corp.	2,415,504
66,970	Graco, Inc.	2,560,263
28,300	Ingersoll-Rand Co. Ltd., Class A	2,212,211
65,240	Rockwell Collins, Inc.	3,183,712
38,230	Teleflex, Inc.	2,535,796
74,960	Tyco International Ltd.	2,284,031
38,390	W.W. Grainger, Inc.	2,392,465

		33,038,374

Information Technology (24.7%)
210,140	Applied Materials, Inc.	3,879,184
70,320	Autodesk, Inc.	2,404,241
391,294	Cisco Systems, Inc. (b)	7,493,280
70,500	Cognizant Technology Solutions Corp. (b)	3,460,140
89,250	Cree, Inc. (b)	2,646,263
102,130	Dell, Inc. (b)	4,133,201
131,500	Ingram Micro, Inc. (b)	2,451,160
232,950	Intel Corp.	6,322,263
45,000	International Rectifier Corp. (b)	2,117,250
184,780	Micrel, Inc. (b)	2,233,990
314,700	Microsoft Corp.	8,059,466
103,910	Motorola, Inc.	2,200,814
169,370	Oracle Corp. (b)	2,300,045
74,330	SanDisk Corp. (b)	2,513,841
139,500	Texas Instruments, Inc.	4,430,520
76,730	VeriSign, Inc. (b)	2,018,766
40,440	Yahoo!, Inc. (b)	1,348,270

		60,012,694

Materials (2.1%)
48,420	Nucor Corp.	2,684,889
23,390	Phelps Dodge Corp.	2,489,866

		5,174,755

Telecommunications (0.6%)
43,040	Nextel Communications, Inc., Class A (b)	1,497,792

Total Common Stocks (Cost $219,112,718)		236,918,976

Investment Company (2.5%)
6,060,638	Victory Institutional Money Market Fund, Investor Shares	6,060,638

Total Investment Company (Cost $6,060,638)		6,060,638

Total Investments (Cost $225,173,356) (a)—100.0%		242,979,614
Liabilities in excess of other assets—0.0%		(118,730)

Net Assets—100.0%		$242,860,884

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Growth Stock Fund

Schedule of Portfolio Investments, Continued

July 31, 2005

(a)	Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $1,518,013. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation	$19,778,429
Unrealized depreciation	(3,490,184)

Net unrealized appreciation	$16,288,245

(b)	Non-income producing security.

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Growth and Income Fund

Schedule of Portfolio Investments

July 31, 2005

Shares	Security Description	Value
Common Stocks (99.3%)
Consumer Discretionary (15.8%)
44,930	American Eagle Outfitters, Inc.	$1,480,444
37,070	Bed Bath & Beyond, Inc. (b)	1,701,513
24,940	Boyd Gaming Corp.	1,307,854
36,950	Brinker International, Inc. (b)	1,511,255
26,850	Choice Hotels International, Inc.	1,780,691
56,470	Coach, Inc. (b)	1,982,661
20,820	eBay, Inc. (b)	869,860
18,060	Fortune Brands, Inc.	1,707,573
33,450	Harley-Davidson, Inc.	1,779,206
30,730	Home Depot, Inc. (The)	1,337,062
30,950	ITT Educational Services, Inc. (b)	1,586,188
68,830	Marvel Enterprises, Inc. (b)	1,334,614
61,560	Pacific Sunwear of California, Inc. (b)	1,501,448
23,280	Panera Bread Co. (b)	1,356,060
25,020	Polaris Industries, Inc.	1,383,606
21,020	Target Corp.	1,234,925

		23,854,960

Consumer Staples (7.5%)
40,860	Dean Foods Co. (b)	1,458,702
12,820	Gillette Co. (The)	688,049
25,970	Hershey Co. (The)	1,658,704
49,215	PepsiCo, Inc.	2,683,695
38,160	Pilgrim’s Pride Corp.	1,444,356
33,140	Procter & Gamble Co. (The)	1,843,578
21,330	Wm. Wrigley Jr. Co.	1,517,416

		11,294,500

Energy (8.8%)
25,630	Chevron Corp.	1,486,796
44,780	ConocoPhillips	2,802,780
65,550	Exxon Mobil Corp.	3,851,063
49,770	Patterson-UTI Energy, Inc.	1,633,949
31,500	Transocean, Inc. (b)	1,777,545
81,790	Williams Cos., Inc. (The)	1,737,220

		13,289,353

Financials (19.8%)
33,100	A.G. Edwards, Inc.	1,466,330
55,550	AmeriCredit Corp. (b)	1,484,296
52,980	Bank of America Corp.	2,309,928
32,670	CIT Group, Inc.	1,442,054
38,460	Citigroup, Inc.	1,673,010
25,920	Comerica, Inc.	1,583,712
37,690	Countrywide Financial Corp.	1,356,840
47,280	Equifax, Inc.	1,720,992
55,310	First American Corp.	2,430,875
104,190	First BanCorp. Puerto Rico	2,554,739
18,930	Goldman Sachs Group, Inc. (The)	2,034,596
46,045	JPMorgan Chase & Co.	1,618,021
41,300	KeyCorp	1,414,112
16,340	Lehman Brothers Holdings, Inc.	1,717,824
45,530	Thornburg Mortgage, Inc.	1,351,330
39,540	W. R. Berkley Corp.	1,479,982
20,180	Wachovia Corp.	1,016,668
21,280	Wells Fargo & Co.	1,305,315

		29,960,624

Shares	Security Description	Value
Common Stocks, continued
Health Care (14.3%)
35,140	American Pharmaceutical Partners, Inc. (b)	$1,595,005
27,840	Barr Pharmaceuticals, Inc. (b)	1,320,173
17,100	Bausch & Lomb, Inc.	1,447,515
44,780	Bristol-Myers Squibb Co.	1,118,604
38,500	Caremark Rx, Inc. (b)	1,716,330
40,650	Community Health Systems, Inc. (b)	1,569,497
22,970	Coventry Health Care, Inc. (b)	1,624,668
27,900	Genentech, Inc. (b)	2,492,307
39,716	Johnson & Johnson	2,540,235
36,900	McKesson Corp.	1,660,500
98,088	Pfizer, Inc.	2,599,332
25,870	WellPoint, Inc. (b)	1,830,044

		21,514,210

Industrials (9.7%)
10,880	3M Co.	816,000
11,910	Boeing Co. (The)	786,179
24,780	Deere & Co.	1,822,073
15,690	General Dynamics Corp.	1,807,331
142,100	General Electric Co.	4,902,450
34,000	Goodrich Corp.	1,504,160
19,690	Ingersoll-Rand Co. Ltd., Class A	1,539,167
40,650	Norfolk Southern Corp.	1,512,587

		14,689,947

Information Technology (15.2%)
90,700	Activision, Inc. (b)	1,844,838
60,080	Applied Materials, Inc.	1,109,077
154,160	Cisco Systems, Inc. (b)	2,952,164
51,000	Cree, Inc. (b)	1,512,150
30,620	Dell, Inc. (b)	1,239,191
79,190	Ingram Micro, Inc. (b)	1,476,102
80,360	Intel Corp.	2,180,970
142,440	Microsoft Corp.	3,647,888
104,570	Oracle Corp. (b)	1,420,061
44,900	SanDisk Corp. (b)	1,518,518
72,670	Texas Instruments, Inc.	2,307,999
46,770	VeriSign, Inc. (b)	1,230,519
17,340	Yahoo!, Inc. (b)	578,116

		23,017,593

Materials (3.5%)
30,440	FMC Corp. (b)	1,841,011
30,400	Nucor Corp.	1,685,680
16,330	Phelps Dodge Corp.	1,738,329

		5,265,020

Telecommunications (2.8%)
29,560	ALLTEL Corp.	1,965,740
81,640	Sprint Corp.	2,196,116

		4,161,856

Utilities (1.9%)
42,120	Edison International	1,721,866
19,680	PPL Corp.	1,211,894

		2,933,760

Total Common Stocks (Cost $136,229,935)		149,981,823

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Growth and Income Fund

Schedule of Portfolio Investments, Continued

July 31, 2005

Shares	Security Description	Value
Investment Company (0.7%)
1,010,433	Victory Institutional Money Market Fund, Investor Shares	$1,010,433

Total Investment Company (Cost $1,010,433)		1,010,433

Total Investments (Cost $137,240,368) (a)—100.0%		150,992,256
Liabilities in excess of other assets—0.0%		(22,765)

Net Assets—100.0%		$150,969,491

(a)	Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $497,086. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation	$15,231,350
Unrealized depreciation	(1,976,548)

Net unrealized appreciation	$13,254,802

(b)	Non-income producing security.

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Value Fund

Schedule of Portfolio Investments

July 31, 2005

Shares	Security Description	Value
Common Stocks (98.7%)
Consumer Discretionary (10.6%)
34,410	BorgWarner, Inc.	$2,001,630
42,560	Brinker International, Inc. (b)	1,740,704
20,910	Fortune Brands, Inc.	1,977,041
36,350	Harley-Davidson, Inc.	1,933,457
41,380	J.C. Penney Co., Inc. (Holding Co.)	2,323,072
77,130	Pacific Sunwear of California, Inc. (b)	1,881,201
31,380	Polaris Industries, Inc.	1,735,314
227,060	Time Warner, Inc. (b)	3,864,560
38,465	Viacom, Inc., Class B	1,288,193
46,740	Walt Disney Co. (The)	1,198,414

		19,943,586

Consumer Staples (3.3%)
36,904	Altria Group, Inc.	2,471,092
57,300	Dean Foods Co. (b)	2,045,610
47,340	Pilgrim’s Pride Corp.	1,791,819

		6,308,521

Energy (14.3%)
60,150	Chevrontexaco Corp.	3,489,302
71,880	ConocoPhillips	4,498,969
54,828	Devon Energy Corp.	3,075,303
147,098	Exxon Mobil Corp.	8,642,007
35,910	Occidental Petroleum Corp.	2,954,675
31,780	Transocean, Inc. (b)	1,793,345
113,990	Williams Cos., Inc. (The)	2,421,148

		26,874,749

Financials (33.0%)
42,640	A.G. Edwards, Inc.	1,888,952
52,400	Allstate Corp. (The)	3,210,024
30,120	American International Group, Inc.	1,813,224
72,310	AmeriCredit Corp. (b)	1,932,123
37,430	AmerUs Group Co.	1,930,639
120,680	Bank of America Corp.	5,261,648
42,830	CBL & Associates Properties, Inc.	1,965,040
44,060	CIT Group, Inc.	1,944,808
120,670	Citigroup, Inc.	5,249,145
34,040	Comerica, Inc.	2,079,844
47,110	Countrywide Financial Corp.	1,695,960
59,690	Equifax, Inc.	2,172,716
72,760	First American Corp.	3,197,802
129,900	First BanCorp. Puerto Rico	3,185,148
20,540	Freddie Mac	1,299,771
26,140	Goldman Sachs Group, Inc. (The)	2,809,527
103,839	JPMorgan Chase & Co.	3,648,902
64,500	KeyCorp	2,208,480
31,660	Lehman Brothers Holdings, Inc.	3,328,416
66,490	National City Corp.	2,454,146
56,510	Thornburg Mortgage, Inc.	1,677,217
46,810	Wachovia Corp.	2,358,288
50,870	Wells Fargo & Co.	3,120,366
27,310	Zions Bancorporation	1,952,119

		62,384,305

Health Care (9.1%)
17,990	Aetna, Inc.	1,392,426
43,060	American Pharmaceutical Partners, Inc. (b)	1,954,493

Shares	Security Description	Value
Common Stocks, continued
Health Care, continued
21,630	Bausch & Lomb, Inc.	$1,830,980
37,250	Bristol-Myers Squibb Co.	930,505
44,900	McKesson Corp.	2,020,500
229,420	Pfizer, Inc.	6,079,630
26,110	Triad Hospitals, Inc. (b)	1,296,884
49,590	Watson Pharmaceuticals, Inc. (b)	1,656,306

		17,161,724

Industrials (7.1%)
30,890	Deere & Co.	2,271,342
74,730	General Electric Co.	2,578,185
24,360	Honeywell International, Inc.	956,861
66,130	Norfolk Southern Corp.	2,460,697
58,540	Republic Services, Inc.	2,122,075
20,020	United Technologies Corp.	1,015,014
35,680	Yellow Roadway Corp. (b)	1,887,829

		13,292,003

Information Technology (5.9%)
115,650	Activision, Inc. (b)	2,352,321
93,363	Hewlett-Packard Co.	2,298,597
71,150	Microsoft Corp.	1,822,152
85,520	National Semiconductor Corp.	2,113,199
158,770	Nokia Corp., ADR	2,532,381

		11,118,650

Materials (4.1%)
36,410	FMC Corp. (b)	2,202,077
30,660	Phelps Dodge Corp.	3,263,757
51,760	United States Steel Corp.	2,207,564

		7,673,398

Telecommunications (4.5%)
83,220	SBC Communications, Inc.	2,034,729
108,260	Sprint Corp.	2,912,194
102,151	Verizon Communications, Inc.	3,496,629

		8,443,552

Utilities (6.8%)
76,780	Edison International	3,138,767
52,910	Exelon Corp.	2,831,743
47,270	FirstEnergy Corp.	2,353,101
60,410	PG&E Corp.	2,273,228
34,600	PPL Corp.	2,130,668

		12,727,507

Total Common Stocks (Cost $162,328,864)		185,927,995

Depositary Receipts (0.7%)
46,060	Materials Select Sector SPDR Trust	1,319,158

Total Depositary Receipts (Cost $1,303,641)		1,319,158

Investment Company (0.6%)
1,142,163	Victory Institutional Money Market Fund, Investor Shares	1,142,163

Total Investment Company (Cost $1,142,163)		1,142,163

Total Investments (Cost $164,774,668) (a)—100.0%		188,389,316
Other assets in excess of liabilities—0.0%		93,660

Net Assets—100.0%		$188,482,976

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Value Fund

Schedule of Portfolio Investments, Continued

July 31, 2005

(a)	Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $507,769. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation	$26,139,920
Unrealized depreciation	(3,033,041)

Net unrealized appreciation	$23,106,879

(b)	Non-income producing security.

ADR—American Depositary Receipt

SPDR—Standard & Poor’s Depositary Receipt

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Diversified Fixed Income Fund

Schedule of Portfolio Investments

July 31, 2005

Principal Amount	Security Description	Value
Corporate Bonds (52.0%)
Consumer Discretionary (4.3%)
$5,250,000	Estee Lauder Cos., Inc. (The), 6.00%, 1/15/12	$5,615,495
1,400,000	McDonald’s Corp., 6.50%, 8/1/07	1,454,250
2,500,000	Wal-Mart Stores, Inc., 8.85%, 1/2/15	3,090,450
3,000,000	Wm. Wrigley Jr. Co., 4.30%, 7/15/10	2,975,535

		13,135,730

Consumer Staples (4.3%)
1,625,000	Bestfoods, Series F, 6.625%, 4/15/28, MTN	1,891,729
1,388,000	Colgate-Palmolive Co., Series B, 7.60%, 5/19/25, MTN	1,830,425
300,000	Kellogg Co., 2.875%, 6/1/08	286,709
400,000	Kimberly-Clark Corp., 6.875%, 2/15/14	458,906
3,615,000	Kraft Foods, Inc., 4.00%, 10/1/08	3,555,153
2,200,000	Procter & Gamble Co. (The), 8.50%, 8/10/09	2,527,250
2,495,000	SYSCO Corp., 7.25%, 4/15/07	2,604,156

		13,154,328

Energy (4.5%)
2,295,000	Alabama Power Co., Series 1, 5.65%, 3/15/35, Callable 3/15/15 @ 100	2,278,841
5,000,000	Amoco Corp., 6.50%, 8/1/07	5,200,000
800,000	Amoco Corp. Argentina, 6.625%, 9/15/05	803,016
438,000	Anadarko Petroleum Corp., 7.20%, 3/15/29	522,979
1,030,000	Atlantic Richfield Co., 8.50%, 4/1/12	1,250,314
3,462,000	Rowan Cos., Inc., Title XI Shipping Bonds, 5.88%, 3/15/12, U.S. Government Guaranteed	3,580,778

		13,635,928

Financials (21.3%)
Banking (4.2%)
975,000	Bank of New York Co., Inc. (The), Series E, 2.20%, 5/12/06, MTN	960,312
3,000,000	Chase Manhattan Corp., 7.25%, 6/1/07	3,138,750
3,702,265	Fifth Third Bancorp, Series BKNT, 2.87%, 8/10/09	3,570,997
1,350,000	U.S. Bancorp, 5.10%, 7/15/07	1,367,628
4,000,000	Wells Fargo Co., 3.12%, 8/15/08	3,858,552

		12,896,239

Broker-Dealer (0.7%)
2,100,000	Goldman Sachs Group, Inc. (The), 5.15%, 1/15/14	2,116,693

Financial Services (9.4%)
1,025,000	FGIC Corp., 6.00%, 1/15/34 (b)	1,096,035
825,000	Ford Motor Credit Co., 6.50%, 1/25/07	833,922

Principal Amount	Security Description	Value
Corporate Bonds, continued
Financial Services, continued
$1,150,000	Ford Motor Credit Co., 7.75%, 2/15/07, MTN	$1,175,875
350,000	General Electric Capital Corp., 5.00%, 2/15/07, MTN	353,427
3,000,000	General Electric Capital Corp., 8.625%, 6/15/08	3,312,204
4,230,000	Pitney Bowes Credit Corp., 5.75%, 8/15/08	4,397,559
3,000,000	Private Export Funding Co.,, 4.55%, 5/15/15	2,997,723
5,575,000	SLM Corp., 3.86%, 7/25/08	5,596,613
4,812,535	Toyota Motor Credit Corp., 2.75%, 8/6/09, MTN	4,675,719
2,450,000	Toyota Motor Credit Corp., Series B, 5.42%, 3/22/17, Callable 3/22/07 @ 100, MTN	2,448,929
1,423,124	UPFC Auto Receivables Trust, Series 2004-A, Class A2, 2.56%, 6/15/07	1,415,525

		28,303,531

Insurance (7.0%)
5,000,000	Berkshire Hathaway Financial, Inc., 4.20%, 12/15/10	4,877,715
2,500,000	Genworth Financial, Inc., 5.75%, 6/15/14	2,626,793
1,000,000	International Lease Finance Corp., Series MTNP, 4.00%*, 1/15/10, MTN	998,750
5,000,000	Monumental Global Funding, 4.625%, 3/15/10 (b)	5,012,499
3,000,000	Principal Life, Inc. Funding, 2.78%*, 2/14/07, MTN	3,003,750
4,625,000	Protective Life Secured Trust, Series 2003-1, 3.70%, 11/24/08, MTN	4,514,592

		21,034,099

		64,350,562

Foreign Government (2.6%)
3,000,000	Province of Ontario, 3.28%, 3/28/08	2,913,750
5,000,000	Republic of Finland, 4.75%, 3/6/07	5,028,795

		7,942,545

Health Care (2.8%)
5,000,000	Astrazeneca PLC, 5.40%, 6/1/14	5,217,485
500,000	Pfizer, Inc., 4.65%, 3/1/18	487,661
2,400,000	Pharmacia Corp., 6.75%, 12/15/27	2,879,287

		8,584,433

Industrials (3.0%)
5,258,509	FedEx Corp., Pass Thru Certificates, 7.50%, 1/15/18	5,961,036
3,000,000	General Electric Co., 5.00%, 2/1/13	3,040,308

		9,001,344

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Diversified Fixed Income Fund

Schedule of Portfolio Investments, Continued

July 31, 2005

Principal Amount	Security Description	Value
Corporate Bonds, continued
Materials (0.7%)
$2,000,000	North Finance (Bermuda) Ltd., 7.00%, 9/15/05 (b)		$2,004,300

Special Purpose Entity (2.7%)
5,000,000	MBIA Global Funding LLC, 5.375%, 6/20/14 (b)		5,132,975
3,000,000	Ohana Military Communities LLC, Series A, Class I, 5.47%, 10/1/21 (b)		3,221,250

		8,354,225

Supranational Agency (3.2%)
920,000	African Development Bank, 6.875%, 10/15/15		1,067,700
4,779,000	Inter-American Development Bank, 8.50%, 3/15/11		5,659,933
3,000,000	International Bank for Reconstruction & Development, 4.00%, 4/29/10, Callable 4/29/06 @ 100		2,986,380

			9,714,013

Telecommunications (2.3%)
4,075,000	GTE Southwest, Inc., First Mortgage Bond, 8.50%, 11/15/31		5,312,781
1,577,000	Southwestern Bell Telephone Co., 7.00%, 7/1/15		1,795,809

			7,108,590

Transportation (0.3%)
847,112	Burlington Northern & Santa Fe Railway Co. (The), Series 2002-2, 5.14%, 1/15/21		862,521

Total Corporate Bonds (Cost $154,680,664)			157,848,519

U.S. Government Agencies (28.6%)
Federal Agricultural Mortgage Corp. (1.2%)
3,800,000	4.25%, 7/29/08		3,788,296

Federal Home Loan Bank (7.6%)
5,000,000	6.50%, 11/15/05		5,035,135
2,500,000	4.88%, 11/15/06		2,521,905
2,025,000	4.00%, 3/10/08, Callable 3/10/06 @ 100		2,010,224
3,000,000	5.50%, 8/15/08, Series 3W08		3,093,900
1,000,000	3.25%, 8/21/09, Callable 8/22/05 @ 100 (d)		999,075
3,000,000	7.625%, 5/14/10		3,412,317
400,000	3.50%, 5/26/10, Callable 5/26/06 @ 100*		400,000
5,000,000	4.00%, 12/30/10, Callable 6/30/05 @ 100 (d)		4,952,875
535,000	4.87%, 9/7/12 (c)		531,672

			22,957,103

Principal Amount	Security Description	Value
U.S. Government Agencies, continued
Federal Home Loan Mortgage Corp. (8.3%)
$2,075,000	6.75%, 5/30/06	$2,120,380
2,000,000	2.50%, 3/9/07, Callable 3/9/06 @ 100, MTN (d)	1,958,610
2,025,000	3.00%, 4/19/07, Callable 10/19/05 @ 100, MTN (d)	1,986,566
3,750,000	3.80%, 6/28/07, Callable 6/28/06 @ 100, MTN	3,723,465
7,000,000	4.15%, 12/18/08	6,929,726
5,000,000	6.25%, 3/5/12	5,152,840
3,547,624	4.50%, 6/1/14	3,499,944

		25,371,531

Federal National Mortgage Assoc. (4.6%)
5,000,000	5.50%, 5/2/06	5,052,210
5,000,000	6.00%, 5/15/08	5,226,855
2,000,000	3.80%, 2/3/09	1,962,986
750,000	3.625%, 12/28/09, Callable 12/28/06 @ 100 (d)	743,438
1,000,000	6.875%, 9/10/12	1,049,035

		14,034,524

Housing & Urban Development (1.0%)
2,950,000	6.41%, 8/1/14	3,107,149

New Valley Generation IV (0.8%)
2,305,469	4.687%, 1/15/22	2,306,068

Private Export Funding (2.1%)
565,000	7.11%, 4/15/07	592,544
3,100,000	6.67%, 9/15/09	3,371,250
2,200,000	4.97%, 8/15/13	2,268,750

		6,232,544

Small Business Administration Corp. (1.2%)
3,229,887	6.34%, 8/1/11	3,524,175

Tennessee Valley Authority (1.8%)
5,750,000	4.65%, 6/15/35	5,552,534

Total U.S. Government Agencies (Cost $86,022,667)		86,873,924

U.S. Treasury Bonds (12.9%)
6,400,000	7.25%, 5/15/16	7,977,005
2,850,000	7.875%, 2/15/21	3,911,739
8,000,000	6.25%, 8/15/23	9,649,064
9,815,000	5.50%, 8/15/28	11,157,594
6,000,000	5.25%, 11/15/28	6,611,700

Total U.S. Treasury Bonds (Cost $36,457,812)		39,307,102

U.S. Treasury Notes (4.3%)
3,000,000	6.625%, 5/15/07	3,136,056
2,150,000	3.375%, 11/15/08	2,103,474
3,000,000	4.00%, 6/15/09	2,987,814
5,000,000	4.25%, 11/15/14	4,986,525

Total U.S. Treasury Notes (Cost $13,342,623)		13,213,869

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Diversified Fixed Income Fund

Schedule of Portfolio Investments, Continued

July 31, 2005

Shares	Security Description	Value
Investment Company (2.2%)
6,827,314	Victory Institutional Money Market Fund, Investor Shares	$6,827,314

Total Investment Company (Cost $6,827,314)		6,827,314

Total Investments (Cost $297,331,080) (a)—100.0%		304,070,728
Liabilities in excess of other assets—0.0%		(47,420)

Net Assets—100.0%		$304,023,308

*	Variable rate security. Rate presented represents rate in effect at July 31, 2005. Date presented reflects final maturity date.
(a)	Represents cost for federal income tax purpose and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation	$8,822,362
Unrealized depreciation	(2,082,714)

Net unrealized appreciation	$6,739,648

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers. The Fund’s adviser has deemed these securities to be liquid (unless noted) based upon procedures approved by the Board of Trustees.

Issue description	Acquisition date	Cost	Value	Percent of total investments	Percent of net assets
FGIC Corp., 6.00%, 1/15/34	*	$1,105,603	$1,096,035	0.4%	0.4%
MBIA Global Funding LLC, 5.375%, 6/20/14	5/27/04	4,982,070	5,132,975	1.7%	1.7%
Monumental Global Funding, 4.625%, 3/15/10	3/9/05	4,999,814	5,012,499	1.6%	1.6%
North Finance (Bermuda) Ltd., 7.00%, 9/15/05	1/3/02	2,003,336	2,004,300	0.7%	0.7%
Ohana Military Communities LLC, Series A, Class I, 5.47%, 10/1/21**	4/23/04	3,000,000	3,221,250	1.1%	1.1%

Fund Total			$16,467,059	5.4%	5.4%

*	365,000 shares of this security were acquired on 5/31/05 and 660,000 shares were acquired on 7/15/05.
**	Determined to be illiquid based upon procedures approved by the Board of Trustees.
(c)	Security is continuously callable with five days notice.
(d)	Step rate bond. Rate presented represents rate in effect at July 31, 2005.

MTN—Medium Term Note

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Tax-Free Securities Fund

Schedule of Portfolio Investments

July 31, 2005

Principal Amount	Security Description	Value
Alternative Minimum Tax Paper (11.1%)
Hawaii (11.1%)
$3,000,000	Hawaii Airport System Revenue, 5.625%, 7/1/18, Callable 7/1/11 @ 100, FGIC	$3,264,150
15,375,000	Hawaii Airport System Revenue, Second Series, 6.90%, 7/1/12, Escrowed to Maturity, MBIA	17,513,663
3,000,000	Hawaii Department of Budget & Finance Special Purpose Revenue, Hawaiian Electric Co., 5.70%, 7/1/20, Callable 7/1/10 @ 101, AMBAC	3,241,590
5,000,000	Hawaii Department of Budget & Finance Special Purpose Revenue, Hawaiian Electric Co., Series A, 6.20%, 5/1/26, Callable 5/1/06 @ 101, MBIA	5,158,400
5,200,000	Hawaii Department of Budget & Finance Special Purpose Revenue, Hawaiian Electric Co., Series A, 5.65%, 10/1/27, Callable 10/1/12 @ 101, MBIA	5,690,308
1,500,000	Hawaii Harbor System Revenue, Series B, 5.50%, 7/1/19, Callable 7/1/12 @ 100, AMBAC	1,624,275

Total Alternative Minimum Tax Paper (Cost $33,121,477)		36,492,386

Municipal Bonds (88.2%)
Arizona (1.9%)
2,150,000	Phoenix Civic Improvement Corp. Revenue, 5.25%, 7/1/16, Callable 7/1/07 @ 100, MBIA	2,232,646
1,040,000	Pima County Unified School District No.1 Tucson GO, 4.75%, 7/1/14, Callable 7/1/12 @ 100, FSA	1,107,330
905,000	Scottsdale GO, 5.375%, 7/1/11, Prerefunded 7/1/11 @ 101	1,008,405
1,605,000	Scottsdale GO, 5.375%, 7/1/16, Callable 7/1/11 @ 101	1,779,271

		6,127,652

Colorado (0.2%)
600,000	Adams & Arapahoe Counties School District No. 28 GO, Series C, 5.35%, 12/1/15, Prerefunded 12/1/12 @ 100, FGIC	632,808

Florida (4.5%)
700,000	Florida State Board of Education Capital Outlay GO, Series 99E, 5.25%, 6/1/12, Callable 6/1/11 @ 101	770,147
3,000,000	Florida State Board of Education Capital Outlay GO, Series C, 5.875%, 6/1/20, Callable 6/1/10 @ 101, FGIC	3,370,470

Principal Amount	Security Description	Value
Municipal Bonds, continued
Florida, continued
$3,500,000	Florida State Turnpike Authority Revenue, Department of Transportation, Series A, 5.75%, 7/1/17, Callable 7/1/10 @ 101	$3,920,595
2,000,000	Miami-Dade County Expressway Authority Toll System Revenue, 6.00%, 7/1/20, Prerefunded 7/1/10 @ 101, FGIC	2,262,860
3,725,000	Orlando Utilities Community Water & Electric Revenue, Series D, 6.75%, 10/1/17, Escrowed to Maturity	4,538,615

		14,862,687

Georgia (4.3%)
390,000	Georgia Municipal Electric Authority Power Revenue, Series W, 6.60%, 1/1/18, Escrowed to Maturity, MBIA	493,689
6,420,000	Georgia Municipal Electric Authority Power Revenue, Series W, 6.60%, 1/1/18, MBIA	7,828,419
2,330,000	Metropolitan Atlanta Rapid Transportation Authority Sales Tax Revenue, Series P, 6.25%, 7/1/11, AMBAC	2,643,082
2,800,000	Milledgeville Water & Sewer Revenue, 6.00%, 12/1/16, FSA	3,277,652

		14,242,842

Hawaii (45.0%)
2,000,000	Hawaii County GO, Series A, 5.50%, 5/1/08, FGIC	2,127,420
605,000	Hawaii County GO, Series A, 5.60%, 5/1/13, FGIC	686,112
1,065,000	Hawaii County GO, Series A, 5.50%, 7/15/14, Callable 7/15/11 @ 100, FGIC	1,174,290
1,340,000	Hawaii County GO, Series A, 5.50%, 7/15/15, Callable 7/15/11 @ 100, FGIC	1,474,496
2,000,000	Hawaii County GO, Series A, 5.50%, 5/15/16, Callable 5/15/09 @ 101, FSA	2,166,900
3,000,000	Hawaii Department of Budget & Finance, Special Purpose Revenue, Hawaiian Electric Co., Series A, 4.95%, 4/1/12, MBIA	3,252,630
2,000,000	Hawaii Department of Budget & Finance, Special Purpose Revenue, Hawaiian Electric Co., Series A, 5.50%, 12/1/14, Callable 12/1/09 @ 101, AMBAC	2,181,500

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Tax-Free Securities Fund

Schedule of Portfolio Investments, Continued

July 31, 2005

Principal Amount	Security Description	Value
Municipal Bonds, continued
Hawaii, continued
$1,455,000	Hawaii Department of Budget & Finance, Special Purpose Revenue, Queens Health System, Series A, 5.875%, 7/1/11, Prerefunded 7/1/06 @ 102	$1,523,036
2,500,000	Hawaii Department of Budget & Finance, Special Purpose Revenue, Queens Health System, Series B, 5.25%, 7/1/23, Callable 7/1/08 @ 102, MBIA	2,653,725
1,725,000	Hawaii Housing Finance & Development Corp., Single Family Mortgage Revenue, Series B, 5.70%, 7/1/13, Callable 8/1/05 @ 101, FNMA	1,742,250
1,030,000	Hawaii Housing Finance & Development Corp., Single Family Mortgage Revenue, Series B, 6.90%, 7/1/16, Callable 8/1/05 @ 100, FNMA	1,030,000
3,650,000	Hawaii Housing Finance & Development Corp., Single Family Mortgage Revenue, Series B, 5.85%, 7/1/17, Callable 8/1/05 @ 101, FNMA	3,686,500
2,660,000	Hawaii Housing Finance & Development Corp., Single Family Mortgage Revenue, Series B, 7.00%, 7/1/31, Callable 8/1/05 @ 100, FNMA	2,660,000
2,340,000	Hawaii Housing Finance & Development Corp., University of Hawaii Faculty Housing Project Revenue, 5.70%, 10/1/25, Callable 10/1/05 @ 101, AMBAC	2,373,790
2,000,000	Hawaii State GO, Series BZ, 6.00%, 10/1/12, FGIC	2,304,600
1,350,000	Hawaii State GO, Series CH, 4.75%, 11/1/11, MBIA	1,446,201
1,335,000	Hawaii State GO, Series CH, 4.75%, 11/1/13, MBIA	1,443,616
3,000,000	Hawaii State GO, Series CM, 6.50%, 12/1/13, FGIC	3,621,030
1,500,000	Hawaii State GO, Series CN, 6.25%, 3/1/08, FGIC	1,617,690
2,000,000	Hawaii State GO, Series CN, 5.50%, 3/1/14, Callable 3/1/07 @ 102, FGIC	2,121,020
4,975,000	Hawaii State GO, Series CN, 5.25%, 3/1/15, Callable 3/1/07 @ 102, FGIC	5,256,983

Principal Amount	Security Description	Value
Municipal Bonds, continued
Hawaii, continued
$2,255,000	Hawaii State GO, Series CP, 5.00%, 10/1/12, Callable 10/1/07 @ 101, FGIC	$2,355,235
5,300,000	Hawaii State GO, Series CP, 5.00%, 10/1/13, Callable 10/1/07 @ 101, FGIC	5,537,863
4,310,000	Hawaii State GO, Series CP, 5.00%, 10/1/15, Callable 10/1/07 @ 101, FGIC	4,503,433
3,000,000	Hawaii State GO, Series CP, 5.00%, 10/1/16, Callable 10/1/07 @ 101, FGIC	3,131,430
2,050,000	Hawaii State GO, Series CP, 5.00%, 10/1/17, Callable 10/1/07 @ 101, FGIC	2,139,811
3,150,000	Hawaii State GO, Series CR, 5.00%, 4/1/16, Callable 4/1/08 @ 101, MBIA	3,343,127
5,500,000	Hawaii State GO, Series CR, 5.00%, 4/1/17, Callable 4/1/08 @ 101, MBIA	5,837,204
2,000,000	Hawaii State GO, Series CT, 5.875%, 9/1/16, Prerefunded 9/1/09 @ 101, FSA	2,224,580
2,000,000	Hawaii State GO, Series CT, 5.875%, 9/1/17, Prerefunded 9/1/09 @ 101, FSA	2,224,580
500,000	Hawaii State GO, Series CY, 5.75%, 2/1/15, FSA	578,830
750,000	Hawaii State GO, Series CZ, 5.50%, 7/1/13, Callable 7/1/12 @ 100, FSA	843,803
5,000,000	Hawaii State GO, Series DD, 5.00%, 5/1/16, Callable 5/1/14 @ 100, MBIA	5,430,950
1,000,000	Hawaii State GO, Series DD, 5.00%, 5/1/17, Callable 5/1/14 @ 100, MBIA	1,081,550
4,240,000	Hawaii State GO, Series DD, 5.00%, 5/1/18, Callable 5/1/14 @ 100, MBIA	4,566,226
1,000,000	Hawaii State Highway Revenue, 5.25%, 7/1/14, Callable 7/1/08 @ 101, FGIC	1,071,420
2,000,000	Hawaii State Highway Revenue, 5.375%, 7/1/14, Callable 7/1/11 @ 100, FSA	2,212,100
2,325,000	Hawaii State Highway Revenue, 5.375%, 7/1/15, Callable 7/1/11 @ 100, FSA	2,571,566
1,250,000	Hawaii State Highway Revenue, 5.25%, 7/1/16, Callable 7/1/06 @ 102, MBIA	1,302,625
1,350,000	Hawaii State Highway Revenue, 5.375%, 7/1/17, Callable 7/1/10 @ 100, FSA	1,477,926

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Tax-Free Securities Fund

Schedule of Portfolio Investments, Continued

July 31, 2005

Principal Amount	Security Description	Value
Municipal Bonds, continued
Hawaii, continued
$2,530,000	Hawaii State Highway Revenue, 5.375%, 7/1/18, Callable 7/1/10 @ 100, FSA	$2,769,743
2,125,000	Honolulu City & County GO, Series A, 6.00%, 1/1/11, Escrowed to Maturity, FGIC	2,406,010
875,000	Honolulu City & County GO, Series A, 6.00%, 1/1/11, FGIC	985,626
4,820,000	Honolulu City & County GO, Series A, 5.75%, 4/1/11, Escrowed to Maturity, FGIC	5,422,355
465,000	Honolulu City & County GO, Series A, 5.75%, 4/1/12, Escrowed to Maturity, FGIC	528,733
1,865,000	Honolulu City & County GO, Series A, 5.75%, 4/1/12, FGIC	2,109,949
850,000	Honolulu City & County GO, Series A, 5.75%, 4/1/13, Escrowed to Maturity, FGIC	976,268
3,345,000	Honolulu City & County GO, Series A, 5.75%, 4/1/13, FGIC	3,822,599
1,670,000	Honolulu City & County GO, Series A, 5.625%, 9/1/13, Prerefunded 9/1/08 @ 100, FGIC	1,797,922
3,500,000	Honolulu City & County GO, Series A, 5.375%, 9/1/18, Prerefunded 9/1/11 @ 100, FSA	3,880,625
1,000,000	Honolulu City & County GO, Series B, 5.125%, 7/1/10, Callable 7/1/09 @ 101, FGIC	1,080,960
640,000	Honolulu City & County GO, Series B, 5.25%, 10/1/12, FGIC	707,386
2,595,000	Honolulu City & County GO, Series B, 5.125%, 7/1/18, Callable 7/1/09 @ 101, FGIC	2,805,091
2,500,000	Honolulu City & County GO, Series C, 5.125%, 7/1/16, Callable 7/1/09 @ 101, FGIC	2,672,825
2,000,000	Honolulu City & County Waste Water System Revenue, Junior Series, 5.00%, 7/1/23, Callable 7/1/09 @ 101, FGIC	2,110,380
2,320,000	Honolulu City & County Water GO, 6.00%, 12/1/11, Escrowed to Maturity, FGIC	2,659,277
935,000	Honolulu City & County Water GO, 6.00%, 12/1/14, Escrowed to Maturity, FGIC	1,104,095
1,340,000	Kauai County GO, Series C, 5.90%, 8/1/09, AMBAC	1,476,760
1,000,000	Maui County GO, 6.00%, 12/15/08, FGIC	1,091,660

Principal Amount	Security Description	Value
Municipal Bonds, continued
Hawaii, continued
$1,160,000	Maui County GO, Series A, 5.125%, 3/1/15, Callable 3/1/08 @ 101, FGIC	$1,232,918
2,040,000	Maui County GO, Series A, 5.375%, 3/1/17, Callable 3/1/08 @ 101, FGIC	2,180,801
1,125,000	Maui County GO, Series C, 5.25%, 3/1/18, Callable 3/1/11 @ 100, FGIC	1,212,716
1,000,000	University of Hawaii System Revenue, Series A, 5.50%, 7/15/16, Callable 7/15/12 @ 100, FGIC	1,113,940
1,205,000	University of Hawaii System Revenue, Series A, 5.50%, 7/15/22, Callable 7/15/12 @ 100, FGIC	1,325,211
1,000,000	University of Hawaii System Revenue, Series A, 5.50%, 7/15/29, Callable 7/15/12 @ 100, FGIC	1,090,840

		147,542,738

Illinois (2.1%)
1,000,000	Central Lake County Joint Action Water Agency Revenue, 5.25%, 5/1/13, AMBAC	1,105,610
105,000	Chicago GO, Series A, 5.375%, 1/1/14, Callable 7/1/12 @ 100, AMBAC	115,693
3,125,000	Chicago GO, Series A, 5.375%, 1/1/14, Prerefunded 7/1/12 @ 100, AMBAC	3,485,906
2,000,000	Chicago Midway Airport Revenue, Series C, 5.50%, 1/1/15, MBIA	2,246,640

		6,953,849

Indiana (2.4%)
4,405,000	Hamilton Southeastern Consolidated School Building Corp., First Mortgage Revenue, 5.00%, 7/15/15, Callable 1/15/14 @ 100, FSA	4,777,267
1,780,000	Indianapolis Local Public Improvement Bond Bank Revenue, Series E, 5.00%, 1/1/19, Callable 1/1/14 @ 100, AMBAC	1,900,773
1,000,000	Tri School Indiana School Revenue, 5.00%, 7/15/15, FSA	1,080,230

		7,758,270

Kentucky (0.4%)
1,250,000	Kentucky State Property & Buildings Commission Revenue, 2nd Series, 5.50%, 11/1/16, FSA	1,395,125

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Tax-Free Securities Fund

Schedule of Portfolio Investments, Continued

July 31, 2005

Principal Amount	Security Description	Value
Municipal Bonds, continued
Massachusetts (2.0%)
$1,000,000	Massachusetts State GO, Series C, 5.75%, 10/1/20, Prerefunded 10/1/10 @ 100	$1,109,330
5,000,000	Massachusetts State GO, Series D, 5.25%, 11/1/17, Prerefunded 11/1/11 @ 100, MBIA	5,469,099

		6,578,429

Michigan (6.8%)
700,000	Anchor Bay School District GO, 4.40%, 5/1/13, Callable 5/1/12 @ 100, Q-SBLF	730,674
3,000,000	Caledonia Community Schools GO, 5.50%, 5/1/23, Callable 5/1/10 @ 100, FGIC	3,290,250
4,500,000	Detroit Series A-1 GO, 5.25%, 4/1/19, Callable 4/1/14 @ 100, AMBAC	4,921,875
1,000,000	Kentwood Public Schools GO, 5.00%, 5/1/16, Callable 5/1/13 @ 100, MBIA	1,077,710
3,000,000	Michigan Municipal Building Authority Revenue, Clean Water Revolving Fund, 5.50%, 10/1/21, Prerefunded 10/1/10 @ 101	3,340,590
3,000,000	Michigan State GO, 5.50%, 12/1/13	3,397,620
2,245,000	Michigan State Strategic Fund Ltd. Obligation Revenue, 6.95%, 5/1/11, FGIC	2,648,561
2,800,000	Wyoming Public Schools GO, 5.00%, 5/1/23, Callable 5/1/15 @ 100, FSA	3,007,564

		22,414,844

Missouri (0.7%)
2,000,000	University of Missouri Revenue, Series B, 5.375%, 11/1/16, Callable 11/1/11 @ 100	2,210,960

Nevada (0.7%)
2,000,000	Henderson Water & Sewer GO, 5.00%, 9/1/16, Callable 9/1/15 @ 100, MBIA	2,185,320

New York (2.6%)
5,000,000	New York State Thruway Authority General Revenue, Series D, 5.50%, 1/1/16, Callable 1/1/07 @ 102	5,285,100
2,000,000	New York State Thruway Authority Revenue, Highway & Bridge Trust Fund, Series A, 5.80%, 4/1/18, Callable 4/1/10 @ 101, FSA	2,219,540
1,000,000	New York State Thruway Authority Revenue, Highway & Bridge Trust Fund, Series B, 5.25%, 4/1/12, AMBAC	1,104,380

		8,609,020

Principal Amount	Security Description	Value
Municipal Bonds, continued
Ohio (3.1%)
$3,165,000	Columbus Municipal Airport Authority Revenue, Port Columbus Improvement, Series B, 5.00%, 1/1/16, Callable 1/1/08 @ 101, AMBAC	$3,300,620
1,000,000	Hamilton County Sales Tax Revenue, Series B, 5.25%, 12/1/18, Callable 12/1/10 @ 100, AMBAC	1,077,790
2,085,000	Ohio State Building Authority, Adult Correction Facility Revenue, Series A, 5.25%, 4/1/14, MBIA	2,329,070
1,000,000	Ohio State Building Authority, Adult Correction Facility Revenue, Series A, 5.50%, 10/1/14, Callable 10/1/11 @ 100, FSA	1,107,010
2,250,000	Ohio State Community Turnpike Revenue, Series B, 5.50%, 2/15/12, FSA	2,513,543

		10,328,033

Oregon (2.7%)
3,100,000	Clackamas Community College District GO, 5.25%, 6/15/16, Callable 6/15/11 @ 100, FGIC	3,363,097
5,000,000	Portland Sewer System Revenue, Series A, 5.75%, 8/1/18, Callable 8/1/10 @ 100, FGIC	5,567,099

		8,930,196

Puerto Rico (0.9%)
1,500,000	Puerto Rico Commonwealth Public Improvement GO, Series A, 5.50%, 7/1/13, FGIC	1,707,915
1,000,000	Puerto Rico Commonwealth Public Improvement GO, Series A, 5.00%, 7/1/16, Callable 7/1/14 @ 100, FSA	1,097,890

		2,805,805

Tennessee (0.5%)
1,600,000	Shelby County GO, Series B, 5.25%, 8/1/17, Callable 8/1/07 @ 101	1,682,672

Texas (1.4%)
1,345,000	Denton County Permanent Improvement GO, 5.00%, 7/15/16, Callable 7/15/12 @ 100	1,435,128
1,505,000	Flower Mound GO, 5.00%, 3/1/20, Callable 3/1/15 @ 100, AMBAC	1,616,295
1,365,000	New Braunfels GO, 5.00%, 10/1/16, Callable 10/1/14 @ 100, AMBAC	1,481,858

		4,533,281

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Tax-Free Securities Fund

Schedule of Portfolio Investments, Continued

July 31, 2005

Principal Amount	Security Description	Value
Municipal Bonds, continued
Washington (5.7%)
$3,475,000	Douglas County School District No. 206 Eastmont GO, 5.00%, 12/1/17, Callable 6/1/11 @ 100, FGIC	$3,689,095
4,800,000	Seattle Public Improvement GO, Limited Tax, 5.00%, 8/1/24, Callable 8/1/15 @ 100	5,074,656
1,125,000	Skagit County Public Hospital District GO, Series B, 5.375%, 12/1/17, Callable 12/1/14 @ 100, MBIA	1,248,075
1,000,000	Snohomish County GO, 5.70%, 12/1/14, Callable 12/1/09 @ 100, MBIA	1,100,240
2,880,000	Snohomish County Limited Tax GO, 5.25%, 12/1/12, Callable 12/1/11 @ 100, MBIA	3,146,630

Principal Amount	Security Description	Value
Municipal Bonds, continued
Washington, continued
$4,000,000	Washington State GO, Series A, 5.625%, 7/1/19, Callable 7/1/10 @ 100	$4,367,160

		18,625,856

Wisconsin (0.3%)
1,000,000	Milwaukee Sewage Revenue, Series S4, 5.00%, 6/1/18, Callable 6/1/13 @ 100, FGIC	1,067,970

Total Municipal Bonds (Cost $268,785,145)		289,488,357

Total Investments (Cost $301,906,622) (a)—99.3%		325,980,743
Other assets in excess of liabilities—0.7%		2,201,085

Net Assets—100.0%		$328,181,828

(a)	Represents cost for federal income tax purpose and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation	$24,154,619
Unrealized depreciation	(80,498)

Net unrealized appreciation	$24,074,121

(b)	Collaterized by various U.S. Government Securities.

AMBAC—Insured by AMBAC Indemnity Corporation

FGIC—Insured by the Financial Guaranty Insurance Corporation

FNMA—Insured by Federal National Mortgage Association Collateral

FSA—Insured by Financial Security Assurance

GO—General Obligation

MBIA—Insured by Municipal Bond Insurance Association

Q-SBLF—Insured by Qualified School Board Loan Fund

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Short Intermediate U.S. Government Securities Fund

Schedule of Portfolio Investments

July 31, 2005

Principal Amount	Security Description	Value
U.S. Government Agencies (87.8%)
Federal Farm Credit Bank (22.7%)
$73,000	3.20%, 8/1/05 (b)	$72,994
500,000	5.10%, 11/9/05	501,890
10,000	6.50%, 11/22/05	10,086
1,000,000	5.50%, 6/15/06	1,012,500
1,825,000	2.95%, 9/8/06	1,802,160
2,000,000	3.35%, 1/19/07	1,977,632
250,000	6.30%, 8/8/07	260,119
200,000	6.52%, 9/24/07	209,404
130,000	3.61%, 4/15/08 (d)	127,765
1,000,000	2.95%, 6/12/08	964,197
1,610,000	3.50%, 7/28/08 (d)	1,573,192
1,250,000	3.875%, 2/18/09	1,228,785
200,000	3.375%, 3/16/09, Callable 3/16/06 @ 100	192,034
5,000,000	3.30%, 3/17/09	4,824,910
1,000,000	4.125%, 7/17/09	991,750
4,415,000	4.25%, 2/22/10, Callable 2/22/07 @ 100	4,358,038

		20,107,456

Federal Home Loan Bank (65.1%)
290,000	3.25%, 8/15/05	289,986
1,000,000	6.88%, 8/15/05	1,001,429
15,000	6.34%, 10/19/05	15,087
100,000	6.50%, 11/15/05	100,703
500,000	2.50%, 12/15/05	497,858
1,000,000	5.29%, 1/27/06	1,006,611
1,000,000	2.125%, 5/15/06	985,397
5,000,000	5.375%, 5/15/06	5,051,735
1,000,000	2.20%, 6/5/06	984,656
1,000,000	2.07%, 6/30/06, Callable 9/30/05 @ 100	982,009
500,000	1.90%, 7/7/06	489,989
1,000,000	5.25%, 8/15/06	1,011,250
1,000,000	2.875%, 9/15/06	986,250
400,000	3.125%, 9/15/06	395,675
500,000	2.75%, 9/29/06, Callable 9/29/05 @ 100	492,500
1,000,000	2.75%, 9/29/06	984,473
150,000	4.61%, 11/6/06	150,938
1,000,000	4.875%, 11/15/06	1,008,762
1,000,000	2.75%, 12/15/06	981,250
2,000,000	6.79%, 2/5/07	2,076,310
1,000,000	2.76%, 2/9/07	979,573
3,000,000	4.88%, 2/15/07	3,028,485
890,000	5.00%, 3/8/07	901,360
365,000	6.995%, 4/2/07	380,878
1,000,000	4.00%, 4/18/07, Callable 1/18/06 @ 100	996,551

Principal Amount	Security Description	Value
U.S. Government Agencies, continued
Federal Home Loan Bank, continued
$1,520,000	3.26%, 4/19/07, Callable 8/19/05 @ 100	$1,497,200
500,000	4.875%, 5/15/07	505,518
1,500,000	7.625%, 5/15/07	1,589,256
210,000	7.325%, 5/30/07	221,246
50,000	2.60%, 6/4/07 (c)	48,599
255,000	6.50%, 8/15/07	265,983
425,000	3.45%, 11/5/07	417,837
225,000	3.50%, 11/15/07	221,063
1,000,000	3.25%, 12/17/07	977,552
670,833	3.75%, 2/6/08 (c)	662,257
1,000,000	3.375%, 2/15/08	976,791
1,000,000	4.625%, 4/14/08, Callable 10/14/05 @ 100	999,392
250,000	3.50%, 4/15/08	244,927
400,000	3.625%, 4/23/08 (c)	393,000
1,000,000	6.185%, 5/6/08	1,045,576
1,925,000	3.00%, 6/30/08	1,856,175
7,500,000	3.375%, 7/21/08	7,283,272
1,000,000	3.625%, 11/14/08	978,489
1,000,000	3.505%, 12/5/08, Callable 9/5/05 @ 100	973,659
4,700,000	3.00%, 4/15/09	4,490,479
6,175,000	3.75%, 8/18/09	6,052,221

		57,480,207

Total U.S. Government Agencies (Cost $78,591,167)		77,587,663

U.S. Treasury Notes (11.2%)
169,000	6.50%, 8/15/05	169,250
100,000	2.75%, 8/15/07	97,567
200,000	3.00%, 11/15/07	195,641
1,000,000	3.00%, 2/15/08	975,352
110,000	2.625%, 5/15/08	105,918
250,000	3.25%, 8/15/08	244,278
1,500,000	3.125%, 10/15/08	1,457,579
296,000	3.00%, 2/15/09	285,397
3,250,000	3.875%, 5/15/10	3,211,279
3,250,000	3.625%, 6/15/10	3,179,416

Total U.S. Treasury Notes (Cost $10,078,631)		9,921,677

Total Investments (Cost $88,669,798) (a)—99.0%		87,509,340
Other assets in excess of liabilities—1.0%		893,119

Net Assets—100.0%		$88,402,459

(a)	Represents cost for federal income tax purpose and differs from value by net unrealized depreciation of securities follows:

Unrealized appreciation	$136,577
Unrealized depreciation	(1,297,035)

Net unrealized depreciation	$(1,160,458)

(b)	Rate represents the effective yield at purchase.
(c)	Security continuously callable with five days notice.
(d)	Security continuously callable with seven days notice.

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Tax-Free Short Intermediate Securities Fund

Schedule of Portfolio Investments

July 31, 2005

Principal Amount	Security Description	Value
Alternative Minimum Tax Paper (5.8%)
Hawaii (4.3%)
$610,000	Hawaii Airport System Revenue, Second Series, 6.90%, 7/1/12, Escrowed to Maturity, MBIA	$694,851
1,000,000	Hawaii State Airport System Revenue, 4.75%, 7/1/06, FGIC	1,016,310
1,265,000	Hawaii State Housing Finance & Development Corp., Single Family Mortgage Revenue, Series A, 4.75%, 7/1/06, FNMA	1,275,171

		2,986,332

Utah (1.5%)
1,000,000	Utah State Board of Regents Student Loan Revenue, Series N, 5.90%, 11/1/07, Callable 11/1/05 @ 102, AMBAC	1,028,940

Total Alternative Minimum Tax Paper (Cost $3,970,096)		4,015,272

Municipal Bonds (85.4%)
Hawaii (51.3%)
600,000	Hawaii County GO, Series A, 4.50%, 7/15/09, FSA	629,628
1,065,000	Hawaii County GO, Series A, 5.25%, 5/15/12, Callable 5/15/09 @ 101, FSA	1,146,473
1,000,000	Hawaii County GO, Series B, 4.00%, 7/15/06, MBIA	1,011,440
1,235,000	Hawaii County GO, Series B, 4.25%, 7/15/08, MBIA	1,276,138
1,640,000	Hawaii County GO, Series B, 4.50%, 7/15/10, MBIA	1,732,250
500,000	Hawaii State GO, Series BW, 6.40%, 3/1/09, FSA	555,635
500,000	Hawaii State GO, Series CC, 5.125%, 2/1/07	515,935
1,000,000	Hawaii State GO, Series CN, 6.25%, 3/1/08, FGIC	1,078,460
800,000	Hawaii State GO, Series CO, 6.00%, 9/1/05, FGIC	802,144
1,000,000	Hawaii State GO, Series CO, 6.00%, 9/1/06, FGIC	1,033,820
1,150,000	Hawaii State GO, Series CP, 5.50%, 10/1/07, FGIC	1,209,927
1,000,000	Hawaii State GO, Series CR, 5.25%, 4/1/13, Callable 4/1/08 @ 101, MBIA	1,067,660
1,000,000	Hawaii State GO, Series CS, 5.00%, 4/1/07, MBIA	1,033,120
1,000,000	Hawaii State GO, Series CT, 5.25%, 9/1/07, FSA	1,044,350
1,000,000	Hawaii State GO, Series CU, 5.75%, 10/1/10, MBIA	1,114,840
1,250,000	Hawaii State GO, Series CV, 5.50%, 8/1/08, FGIC	1,336,638
250,000	Hawaii State GO, Series CX, 3.80%, 2/1/08, FSA	254,410

Principal Amount	Security Description	Value
Municipal Bonds, continued
Hawaii, continued
$250,000	Hawaii State GO, Series CX, 4.00%, 2/1/09, FSA	$256,895
1,000,000	Hawaii State GO, Series CZ, 5.25%, 7/1/12, FSA	1,105,280
400,000	Hawaii State GO, Series DC, 3.00%, 9/1/05	400,132
3,000,000	Hawaii State GO, Series DD, 4.25%, 5/1/10, MBIA	3,133,469
1,000,000	Hawaii State Harbor System Revenue, Series A, 4.50%, 7/1/08, AMBAC	1,039,790
650,000	Hawaii State Highway Revenue, 6.00%, 7/1/07	686,062
750,000	Hawaii State Highway Revenue, 4.85%, 7/1/09, FSA	796,268
250,000	Hawaii State Highway Revenue, 5.125%, 7/1/13, Callable 7/1/10 @ 100, FSA	270,875
1,200,000	Hawaii State Housing Finance & Development Corp., Single Family Mortgage Revenue, Series B, 4.80%, 7/1/07, FNMA	1,226,100
1,850,000	Honolulu City & County GO, Series A, 7.35%, 7/1/06, FGIC	1,924,796
1,000,000	Honolulu City & County GO, Series A, 5.00%, 3/1/08, MBIA	1,047,710
2,640,000	Honolulu City & County GO, Series C, 5.50%, 11/1/09, FGIC	2,877,969
1,150,000	Honolulu City & County Waste Water System Revenue, 5.00%, 7/1/09, FGIC	1,227,246
1,000,000	Honolulu City & County Waste Water System Revenue, Series SR, 5.00%, 7/1/07, AMBAC	1,037,420
1,465,000	Maui County GO, 3.50%, 3/1/10, MBIA	1,479,811

		35,352,691

Illinois (1.5%)
950,000	Du Page, Cook & Will Counties, Community College District #502 GO, 5.00%, Series A 6/1/13	1,037,951

Kansas (1.6%)
1,075,000	Johnson County, Unified School District #233 GO, Series C, 5.00%, 9/1/05, FGIC	1,077,081

Michigan (6.1%)
1,000,000	Detroit Convention Facilities Revenue, Cobo Hall, 5.00%, 9/30/12, MBIA	1,092,220
1,500,000	Detroit Convention Facilities Revenue, Cobo Hall Expansion Project, 5.25%, 9/30/06, FSA	1,540,845
1,500,000	Michigan State Building Authority Revenue, Series II, 5.00%, 10/15/12, Prerefunded 10/15/07 @ 101	1,580,355

		4,213,420

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Tax-Free Short Intermediate Securities Fund

Schedule of Portfolio Investments, Continued

July 31, 2005

Principal Amount	Security Description	Value
Municipal Bonds, continued
Mississippi (1.9%)
$1,200,000	Mississippi State GO, 5.50%, 9/1/09	$1,304,220

Nevada (4.4%)
3,000,000	Clark County Nevada Airport Revenue, Series C, 2.33%*, 7/1/29, FGIC	2,999,999

New Jersey (1.7%)
1,160,000	New Jersey State Transportation Corp., Capital Grant Revenue Anticipation Notes, Series B, 5.50%, 2/1/11, Callable 2/1/06 @ 100, AMBAC	1,162,587

New York (1.6%)
1,000,000	New York State Thruway Authority Revenue, Highway & Bridge Trust Fund, Series B, 5.25%, 4/1/12, AMBAC	1,104,380

North Carolina (2.8%)
1,900,000	Charlotte Airport Revenue, Series A, 2.33%*, 7/1/16, MBIA	1,900,000

Pennsylvania (1.7%)
1,030,000	Philadelphia Water & Wastewater Revenue, Series B, 5.50%, 11/1/11, FGIC	1,149,490

Texas (6.2%)
650,000	Mesquite Texas GO, 5.00%, 2/15/13	706,888
1,000,000	Pasadena Texas GO, 5.00%, 2/15/14	1,090,550

Shares or Principal Amount	Security Description	Value
Municipal Bonds, continued
Texas, continued
$2,500,000	Texas State Turnpike Authority Central Texas Turnpike System Revenue, Series B, 2.33%*, 8/15/42, AMBAC	$2,499,999

		4,297,437

Utah (1.5%)
1,000,000	Utah State GO, Series F, 5.00%, 7/1/12, Prerefunded 7/1/07 @ 100	1,039,500

Washington (3.1%)
2,000,000	Seattle Municipal Light & Power Revenue, 5.00%, 11/1/09, FSA	2,137,620

Total Municipal Bonds (Cost $58,187,528)		58,776,376

U.S. Government Agencies (7.7%)
Federal Home Loan Bank (7.7%)
1,350,000	3.125%, 9/15/06	1,335,407
2,000,000	3.125%, 11/15/06	1,973,840
2,000,000	3.375%, 2/15/07	1,976,800

Total U.S. Government Agencies (Cost $5,322,766)		5,286,047

Investment Company (0.1%)
72,438	Dreyfus Tax Exempt Cash Management Fund, Institutional Shares	72,438

Total Investment Company (Cost $72,438)		72,438

Total Investments (Cost $67,552,828) (a)—99.0%		68,150,133
Other assets in excess of liabilities—1.0%		713,531

Net Assets—100.0%		$68,863,664

*	Variable rate security. Rate presented represents rate in effect at July 31, 2005. Date presented reflects final maturity date.
(a)	Represents cost for federal income tax purpose and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation	$801,445
Unrealized depreciation	(204,140)

Net unrealized appreciation	$597,305

AMBAC—Insured by AMBAC Indemnity Corporation

FGIC—Insured by the Financial Guaranty Insurance Corporation

FSA—Insured by Financial Security Assurance

FNMA—Insured by Federal National Mortgage Association Collateral

GO—General Obligation

MBIA—Insured by Municipal Bond Insurance Association

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Ultra Short Government Fund

Schedule of Portfolio Investments

July 31, 2005

Principal Amount	Security Description	Value
U.S. Government Agencies (81.3%)
Federal Farm Credit Bank (11.0%)
$2,000,000	1.70%, 1/3/06	$1,982,888
2,000,000	2.48%, 2/27/06	1,983,578
1,385,000	2.10%, 3/17/06	1,369,103
2,000,000	2.88%, 6/29/06	1,978,964
2,000,000	2.95%, 9/8/06	1,974,970
2,000,000	3.35%, 1/19/07	1,977,632
304,000	2.74%, 2/2/07	297,837
3,475,000	2.75%, 6/18/07 (d)	3,385,637

		14,950,609

Federal Home Loan Bank (70.3%)
2,404,000	3.10%, 8/1/05 (b)	2,403,793
1,750,000	1.80%, 8/4/05	1,749,707
5,000,000	2.20%, 9/12/05	4,991,187
2,000,000	2.375%, 11/4/05	1,992,500
4,000,000	2.25%, 12/15/05	3,979,208
500,000	2.50%, 12/15/05	497,858
1,000,000	1.83%, 12/30/05	992,473
1,300,000	1.80%, 1/23/06	1,287,334
1,000,000	5.29%, 1/27/06	1,006,611
2,000,000	2.00%, 2/13/06	1,979,800
1,000,000	2.16%, 2/17/06	990,556
1,750,000	2.00%, 2/27/06	1,730,906
1,500,000	2.17%, 3/27/06	1,482,570
125,000	2.00%, 3/30/06	123,372
1,000,000	2.50%, 4/11/06	990,000
750,000	2.60%, 5/11/06, Callable 8/11/05 @ 100	741,845
1,940,000	2.21%, 5/12/06, Callable 8/12/05 @ 100	1,913,325
2,000,000	2.125%, 5/15/06	1,970,794
1,000,000	2.40%, 5/19/06	987,305
1,000,000	2.20%, 6/5/06	984,656
1,500,000	1.875%, 6/15/06	1,472,271
400,000	6.665%, 6/23/06	409,256
100,000	2.10%, 6/26/06	98,276
915,000	1.90%, 7/7/06	896,679
500,000	2.08%, 7/14/06	490,720
1,000,000	2.55%, 8/14/06	984,307
1,000,000	2.375%, 8/15/06	982,525
1,000,000	2.875%, 8/15/06	987,857
1,000,000	2.70%, 8/21/06	985,530
1,250,000	2.57%, 8/25/06	1,230,061
1,175,000	2.60%, 9/1/06	1,156,314
1,570,000	2.36%, 9/15/06	1,539,996
1,600,000	3.125%, 9/15/06	1,582,701
3,000,000	3.50%, 9/15/06	2,978,778
1,380,000	2.33%, 10/16/06	1,350,965
1,000,000	2.625%, 10/16/06	982,500
750,000	3.03%, 10/19/06, Callable 8/19/05 @ 100	740,256
1,750,000	3.00%, 10/20/06 (c)	1,726,583
5,000,000	4.01%, 10/27/06, Callable 10/27/05 @ 100	4,990,909
4,115,000	3.125%, 11/15/06	4,061,175
1,000,000	2.54%, 12/5/06	979,113

Principal Amount	Security Description	Value
U.S. Government Agencies, continued
Federal Home Loan Bank, continued
$1,550,000	2.72%, 12/8/06	$1,521,325
250,000	2.75%, 12/15/06	245,313
925,000	2.33%, 12/29/06	902,197
750,000	2.50%, 12/29/06, Callable 9/29/05 @ 100	733,187
1,690,000	2.875%, 12/29/06	1,660,570
500,000	2.30%, 1/12/07	487,132
200,000	3.50%, 1/18/07, Callable 1/18/06 @ 100	198,187
860,000	2.65%, 1/22/07	841,680
1,500,000	2.74%, 2/2/07	1,469,370
1,785,000	2.80%, 2/9/07	1,749,614
220,000	2.80%, 2/9/07	215,639
335,000	2.625%, 2/16/07	326,662
2,000,000	3.625%, 2/26/07, Callable 8/26/05 @ 100	1,983,616
500,000	2.65%, 4/5/07, Callable 9/5/05 @ 100	487,772
3,000,000	4.00%, 4/18/07, Callable 1/18/06 @ 100	2,989,653
675,000	2.75%, 4/27/07, Callable 8/27/05 @ 100	658,843
1,700,000	3.28%, 5/7/07 (d)	1,673,987
300,000	3.70%, 5/10/07 (d)	297,482
2,000,000	3.625%, 6/20/07	1,979,450
3,550,000	3.08%, 6/26/07, Callable 8/26/05 @ 100	3,477,520
200,000	3.70%, 8/10/07 (c)	196,524
5,000,000	3.875%, 9/14/07	4,960,319
90,000	6.20%, 10/10/07	93,669
755,000	3.385%, 11/6/07, Callable 11/6/05 @ 100	741,116
160,000	3.02%, 12/28/07, Callable 9/28/05 @ 100	155,511
470,000	3.70%, 3/12/08 (c)	463,064
1,185,000	4.25%, 4/21/08, Callable 10/21/05 @ 100	1,179,620

		95,111,594

Total U.S. Government Agencies (Cost $110,981,810)		110,062,203

U.S. Treasury Notes (13.6%)
9,000,000	2.00%, 8/31/05	8,992,499
5,000,000	1.625%, 10/31/05	4,978,910
500,000	2.00%, 5/15/06	493,086
250,000	2.25%, 2/15/07	243,731
3,750,000	3.125%, 5/15/07	3,695,216

Total U.S. Treasury Notes (Cost $18,476,175)		18,403,442

Total Investments (Cost $129,457,985) (a)—94.9%		128,465,645
Other assets in excess of liabilities—5.1%		6,877,648

Net Assets—100.0%		$135,343,293

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Ultra Short Government Fund

Schedule of Portfolio Investments, Continued

July 31, 2005

(a)	Represents cost for federal income tax purpose and differs from value by net unrealized depreciation of securities as follows:

Unrealized appreciation	$3,332
Unrealized depreciation	(995,672)

Net unrealized depreciation	$(992,340)

(b)	Rate represents the effective yield at purchase.
(c)	Security continuously callable with five days notice.
(d)	Security continuously callable with seven days notice.

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Notes to Financial Statements

July 31, 2005

1.	Organization

Pacific Capital Funds (the “Trust”) was organized as a Massachusetts business trust on October 30, 1992, and is registered under the Investment Company Act of 1940, as amended (“the 1940 Act”), as an open-end management investment company. The Trust currently consists of the following investment portfolios (individually, a “Fund” and collectively, the “Funds”): New Asia Growth Fund, International Stock Fund, Small Cap Fund, Mid-Cap Fund, Growth Stock Fund, Growth and Income Fund, Value Fund, Diversified Fixed Income Fund, Tax-Free Securities Fund, Short Intermediate U.S. Government Securities Fund, Tax-Free Short Intermediate Securities Fund and Ultra Short Government Fund. The Trust is authorized to issue an unlimited number of shares without par value in four classes of shares for each Fund: Class A, Class B, Class C and Class Y. Each class of shares for each Fund has identical rights and privileges except with respect to sales charges, distribution (12b-1) fees paid by Class A, B and C shares, voting rights on matters affecting a single class of shares, and the exchange privileges of each class of shares.

Effective June 1, 2003, investors are not able to make new purchases of Class B shares, except through dividend or distribution reinvestments in Class B shares and exchanges of Class B shares of a Fund for Class B shares of another Fund.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust may enter into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with United States generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation:

Investments in securities, the principal market for which is a securities exchange or an over-the-counter market are valued at their latest available sale price (except for those securities that are traded on NASDAQ, which are valued at the NASDAQ official closing price) or in the absence of such a price, by reference to the latest available mean of the bid and asked quotations in the principal market in which such securities are normally traded. Investments in securities, the principal market for which is not an exchange or an over-the-counter market, are valued using an independent pricing service. Such prices reflect fair values, which may be established through the use of electronic and matrix techniques. Short-term obligations that mature in 60 days or less are valued at either amortized cost or original cost plus interest, which approximates fair value. Investments in open-end investment companies are valued at their respective net asset values as reported by such companies. The differences between costs and fair values of investments are reflected as either unrealized appreciation or depreciation.

In cases where market prices for portfolio securities are not readily available, a Pricing Committee established and appointed by the Trust’s Board of Trustees determines in good faith, subject to Trust procedures, the fair value of portfolio securities held by a Fund (“good faith fair valuation”). In addition, if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Funds’ net asset value is calculated, such securities may be valued at fair value in accordance with procedures adopted by the Board of Trustees. Management identifies possible fluctuations in international securities by monitoring the increase or decrease

Continued

PACIFIC CAPITAL FUNDS

Notes to Financial Statements, Continued

July 31, 2005

in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the New Asia Growth Fund and the International Stock Fund may use a systematic valuation model provided by an independent third party to fair value their international equity securities.

Securities Transactions and Related Income:

Security transactions are accounted for no later than one business day after trade date. However, for financial reporting purposes, portfolio securities transactions are reported on trade date. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Foreign Currency Translation:

The accounting records of the Trust are maintained in U.S. dollars. Investment securities and other assets and liabilities of the New Asia Growth Fund and International Stock Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the date of the transactions.

The New Asia Growth Fund and International Stock Fund do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

Reported net realized foreign currency exchange gains or losses arise from sales and maturities of portfolio securities, sales of foreign currencies, currency exchange fluctuations between the trade and settlement dates of securities transactions, and the differences between the amounts of assets and liabilities recorded and the U.S. dollar equivalents of the amounts actually received or paid. Net unrealized foreign currency appreciation or depreciation arises from changes in the values of assets and liabilities, including investments in securities, resulting from changes in currency exchange rates.

Forward Currency Exchange Contracts:

The New Asia Growth Fund and International Stock Fund may enter into foreign currency exchange contracts to convert U.S. dollars to and from various foreign currencies. A foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific foreign currency at a future date at a price (in U.S. dollars) set at the time of the contract. The Funds do not engage in “cross-currency” foreign exchange contracts (i.e., contracts to purchase or sell one foreign currency in exchange for another foreign currency). The Funds’ foreign currency contracts might be considered spot (typically a contract of one week or less) contracts or forward (contract length over one week) contracts. Spot contracts are entered into for purposes of hedging against foreign currency fluctuations relating to a specific portfolio transaction, such as the delay between a security transaction trade date and settlement date. Forward contracts are entered into for purposes of hedging portfolio holdings or concentrations of such holdings. These Funds enter into foreign currency exchange contracts solely for spot or forward hedging purposes, and not for speculative purposes (i.e., the Funds do not enter into such contracts for the purpose of earning foreign currency gains). Foreign currency exchange contracts are adjusted daily by the prevailing spot or forward rate of the underlying currency, and any appreciation or depreciation is recorded for financial statement purposes as unrealized until the contract settlement date, at which time the Fund records realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward foreign exchange currency contract or if the value of the foreign currency changes unfavorably.

Continued

PACIFIC CAPITAL FUNDS

Notes to Financial Statements, Continued

July 31, 2005

Risks and Special Considerations of Investing in Foreign Securities:

Investing on an international basis involves certain risks not involved in domestic investments, including fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. In addition, with respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could effect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Certain foreign investments may also be subject to foreign withholding taxes.

Dividends to Shareholders:

Dividends from net investment income are declared daily and paid monthly for the Diversified Fixed Income Fund, Tax-Free Securities Fund, Short Intermediate U.S. Government Securities Fund, Tax-Free Short Intermediate Securities Fund and Ultra Short Government Fund. Dividends from net investment income are declared and paid quarterly for the New Asia Growth Fund, International Stock Fund, Small Cap Fund, Mid-Cap Fund, Growth Stock Fund, Growth and Income Fund and Value Fund. Distributable net realized capital gains, if any, are declared and distributed annually for all the Funds.

The characters of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. As a result, net investment income (loss) and net realized gains (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclassification of market discounts and premiums on bonds, paydown gain/(loss), security basis adjustments and foreign currency transactions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of Credit Risk:

The Tax-Free Securities Fund and the Tax-Free Short Intermediate Securities Fund have a majority of their investments in the securities of issuers in Hawaii. Such concentration may subject the Fund to the effects of economic changes occurring within Hawaii.

The New Asia Growth Fund has a majority of its investments in securities of the Far East Asia region. Such concentration may subject the Fund to the effects of economic changes occurring within that region.

Allocation Methodology:

Expenses directly related to one Fund are charged to that Fund. Other operating expenses for the Funds or the Trust are prorated to the Funds on the basis of relative net assets or other appropriate basis.

Income, expenses (other than expenses attributable to a specific share class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets or another appropriate basis. Class specific expenses are charged directly to the class incurring the expense.

Restricted Securities:

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant of guidelines established by the Board. Not all restricted securities are

Continued

PACIFIC CAPITAL FUNDS

Notes to Financial Statements, Continued

July 31, 2005

considered illiquid. The restricted securities held as of July 31, 2005 are identified on each Fund’s Schedule of Portfolio Investments.

3.	Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments and U.S. Government securities) for the year ended July 31, 2005 are as follows:

	Purchases	Sales
New Asia Growth Fund	$20,247,061	$16,776,952
International Stock Fund	49,415,657	28,381,047
Small Cap Fund	160,751,678	100,038,506
Mid-Cap Fund	97,271,548	60,421,050
Growth Stock Fund	419,537,294	448,518,183
Growth and Income Fund	254,048,208	257,645,895
Value Fund	231,730,652	260,038,856
Diversified Fixed Income Fund	31,890,773	39,300,700
Tax-Free Securities Fund	29,424,727	56,297,961
Short Intermediate U.S. Government Securities Fund	—	—
Tax-Free Short Intermediate Securities Fund	21,043,559	17,944,214
Ultra Short Government Fund	—	—

Purchases and sales of securities of long-term U.S. Government securities for the year ended July 31, 2005 are as follows:

	Purchases	Sales
Diversified Fixed Income Fund	$76,196,390	$38,076,672
Short Intermediate U.S. Government Securities Fund	37,091,463	30,278,121
Tax-Free Short Intermediate Securities Fund	5,314,399	—
Ultra Short Government Fund	88,491,004	86,424,456

4.	Transactions with Affiliates

Investment advisory services are provided to the Trust by The Asset Management Group of Bank of Hawaii (the “Adviser”). Under terms of an advisory agreement, the Funds are charged the following annual fees based upon average daily net assets which are computed daily and paid monthly:

	Maximum Annual Advisory Fee	Net Fees Paid
New Asia Growth Fund	0.40%	0.40%
International Stock Fund	0.45	0.35
Small Cap Fund	0.50	0.40
Mid-Cap Fund	0.60	0.29
Growth Stock Fund	0.80	0.80
Growth and Income Fund	0.80	0.80
Value Fund	0.80	0.80
Diversified Fixed Income Fund	0.60	0.45
Tax-Free Securities Fund	0.60	0.45
Short Intermediate U.S. Government Securities Fund	0.50	0.25
Tax-Free Short Intermediate Securities Fund	0.50	0.40
Ultra Short Government Fund	0.40	0.15

The Adviser has voluntarily agreed to waive a portion of its fees. Fee waivers are voluntary and may be terminated at any time.

Continued

PACIFIC CAPITAL FUNDS

Notes to Financial Statements, Continued

July 31, 2005

First State (Hong Kong) LLC is the Sub-Adviser to the New Asia Growth Fund. Hansberger Global Investors, Inc. is the Sub-Adviser to the International Stock Fund. Nicholas-Applegate Capital Management is the Sub-Adviser to the Small Cap Fund. Bankoh Investment Partners, LLC, a joint venture between Chicago Equity Partners and Bank of Hawaii, is the Sub-Adviser to the Mid-Cap Fund. For the Sub-Advisers’ services, the Funds pay their respective Sub-Advisers as follows: New Asia Growth Fund—0.50% of the Fund’s average daily net assets; International Stock Fund—0.60% of the first $75 million of the Fund’s average daily net assets, and 0.35% of its average daily net assets in excess of $75 million; Small Cap Fund—0.60% of the first $50 million of the Fund’s average daily net assets, and 0.55% of its average daily net assets in excess of $50 million, for all assets invested in the Fund before May 1, 2005 (and all earnings and reinvested dividends with respect to such shares), and 0.70% of assets invested in the Fund thereafter (this increase is offset by a reduction in the fee paid to the Adviser); Mid-Cap Fund—0.20% of the Fund’s average daily net assets.

BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services (“BISYS”), and BISYS Fund Services Ohio, Inc. (“BISYS Ohio”) are subsidiaries of The BISYS Group, Inc. BISYS serves the Trust as principal underwriter and distributor. BISYS Ohio serves the Trust as administrator. Under the terms of the administration agreement, BISYS Ohio is entitled to receive an annual fee of $60,000 from the Trust and an annual fee of 0.16% of the average daily net assets of each Fund. In addition, effective October 5, 2004, BISYS Ohio began providing an employee and staff to serve as Chief Compliance Officer for the Trust and provide certain related services, and receives an annual fee for this service of $150,000 allocated across the assets of the Trust, as shown on the Statements of Operations as “Compliance Services Fees.” Bank of Hawaii (“BOH”) has entered into a sub-administration agreement with BISYS Ohio to serve as sub-administrator to the Trust. The administrator is solely responsible for paying BOH any fees for such services. Through June 9, 2005, BISYS Ohio directly or through an affiliate, used a portion of its fee revenue, past profits, or other revenue sources, without limitation, to pay promotional, administrative, shareholder support and other expenses to third parties, including broker-dealers, in connection with the offer, sale and administration of shares of the Funds.

The Trust has adopted for the Class A, Class B and Class C shares of each of the Funds a Class A Distribution Plan, Class B Distribution Plan and Class C Distribution Plan (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plans each Fund pays BISYS a fee which will not exceed on an annual basis 0.75%, 1.00% and 1.00%, respectively, of the average daily net assets attributable to the Class A, Class B and Class C shares of each Fund. These fees are for payments BISYS makes to banks, including the Adviser or its affiliates, other institutions and broker/dealers, and for expenses BISYS and any of its affiliates or subsidiaries incur for providing distribution or shareholder service assistance.

For the year ended July 31, 2005, BISYS, as the Trust’s principal underwriter, received approximately $495,296 from commissions on sales of Class A, Class B and Class C shares, of which $100,472 was retained by the principal underwriter or other affiliated broker-dealer.

BISYS Ohio also serves the Trust as fund accountant and transfer agent. Under the terms of the fund accounting and transfer agency agreement, BISYS Ohio is entitled to receive fees and reimbursement for certain out-of-pocket expenses incurred in providing fund accounting and transfer agent services.

BISYS Ohio has voluntarily agreed to waive fees as disclosed on the Statements of Operations. These voluntary waivers may be terminated at any time.

Certain Officers and Trustees of the Trust are affiliated with Bank of Hawaii, the Adviser, BISYS or BISYS Ohio. Such Officers and Trustees, except the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles. During the year ended July 31, 2005, the five Independent Trustees were compensated a total of $135,000 in quarterly meeting and annual retainer fees, plus reimbursement for certain expenses incurred.

Continued

PACIFIC CAPITAL FUNDS

Notes to Financial Statements, Continued

July 31, 2005

5.	Capital Share Transactions

Transactions in capital shares for the Trust were as follows:

	New Asia Growth Fund		International Stock Fund
	Amount	Shares	Amount	Shares
	Year Ended July 31, 2005		Year Ended July 31, 2005
Class A:
Shares issued	$110,470	8,137	$120,641	14,104
Dividends reinvested	12,846	956	2,943	331
Shares redeemed	(213,232)	(15,943)	(231,690)	(27,702)

Net Change	$(89,916)	(6,850)	$(108,106)	(13,267)

Class B:
Shares issued	$10,739	833	$30,170	3,870
Dividends reinvested	2,049	161	8	1
Shares redeemed	(59,525)	(4,463)	(107,350)	(13,393)

Net Change	$(46,737)	(3,469)	$(77,172)	(9,522)

Class C:
Shares issued	$253,226	19,123	$511,484	62,738
Dividends reinvested	488	37	677	80
Shares redeemed	(24,439)	(1,821)	(50,873)	(6,200)

Net Change	$229,275	17,339	$461,288	56,618

Class Y:
Shares issued	$13,111,860	952,582	$35,231,284	4,071,785
Dividends reinvested	98,569	7,123	42,090	4,725
Shares redeemed	(9,914,936)	(725,540)	(14,604,354)	(1,715,358)

Net Change	$3,295,493	234,165	$20,669,020	2,361,152

	Period Ended July 31, 2004		Period Ended July 31, 2004
Class A:
Shares issued	$113,706	9,364	$97,417	12,695
Dividends reinvested	7,273	606	—	—
Shares redeemed	(220,616)	(18,456)	(222,467)	(28,768)

Net Change	$(99,637)	(8,486)	$(125,050)	(16,073)

Class B:
Shares issued	$6,972	573	$25,081	3,304
Dividends reinvested	825	71	—	—
Shares redeemed	(135,577)	(12,065)	(27,065)	(3,715)

Net Change	$(127,780)	(11,421)	$(1,984)	(411)

Class C (a):
Shares issued	$10,000	835	$10,000	1,337

Net Change	$10,000	835	$10,000	1,337

Class Y:
Shares issued	$15,793,661	1,311,359	$21,522,256	2,788,002
Dividends reinvested	59,426	4,902	—	—
Shares redeemed	(13,609,697)	(1,165,718)	(31,411,069)	(4,172,063)

Net Change	$2,243,390	150,543	$(9,888,813)	(1,384,061)

(a)	For the period from April 30, 2004 (commencement of operations) to July 31, 2004.

Continued

PACIFIC CAPITAL FUNDS

Notes to Financial Statements, Continued

July 31, 2005

5.	Capital Share Transactions (continued)

Transactions in capital shares for the Trust were as follows:

	Small Cap Fund		Mid-Cap Fund
	Amount	Shares	Amount	Shares
	Year Ended July 31, 2005		Year Ended July 31, 2005
Class A:
Shares issued	$87,222,098	5,261,910	$497,340	43,678
Dividends reinvested	3,190,344	196,271	1,226	104
Shares redeemed	(6,248,342)	(371,965)	(26,822)	(2,215)

Net Change	$84,164,100	5,086,216	$471,744	41,567

Class B:
Shares issued	$61,059	3,789
Dividends reinvested	501,620	32,279
Shares redeemed	(386,592)	(24,080)

Net Change	$176,087	11,988

Class C:
Shares issued	$5,418,148	338,763	$509,696	44,808
Dividends reinvested	48,571	3,124	—	—
Shares redeemed	(97,769)	(6,335)	(65,216)	(5,667)

Net Change	$5,368,950	335,552	$444,480	39,141

Class Y:
Shares issued	$47,475,047	2,813,070	$62,168,284	5,616,069
Dividends reinvested	14,791,147	901,899	7,973	665
Shares redeemed	(65,246,572)	(3,939,534)	(23,742,044)	(2,071,526)

Net Change	$(2,980,378)	(224,565)	$38,434,213	3,545,208

	Period Ended July 31, 2004		Period Ended July 31, 2004 (a)
Class A:
Shares issued	$9,212,600	561,644	$190,173	18,272
Dividends reinvested	62,098	4,030	244	24
Shares redeemed	(696,597)	(42,864)	(2,839)	(272)

Net Change	$8,578,101	522,810	$187,578	18,024

Class B:
Shares issued	$168,574	11,319
Dividends reinvested	63,891	4,276
Shares redeemed	(208,610)	(13,289)

Net Change	$23,855	2,306

Class C (b):
Shares issued	$46,889	2,904	$10,000	978

Net Change	$46,889	2,904	$10,000	978

Class Y:
Shares issued	$45,130,030	2,843,693	$34,811,884	3,404,108
Dividends reinvested	1,913,530	123,533	4,756	463
Shares redeemed	(36,912,495)	(2,321,905)	(4,520,688)	(435,832)

Net Change	$10,131,065	645,321	$30,295,952	2,968,739

(a)	For the period from December 30, 2003 (commencement of operations) to July 31, 2004.
(b)	For the period from April 30, 2004 (commencement of operations) to July 31, 2004.

Continued

PACIFIC CAPITAL FUNDS

Notes to Financial Statements, Continued

July 31, 2005

5.	Capital Share Transactions (continued)

Transactions in capital shares for the Trust were as follows:

	Growth Stock Fund		Growth and Income Fund
	Amount	Shares	Amount	Shares
	Year Ended July 31, 2005		Year Ended July 31, 2005
Class A:
Shares issued	$446,889	54,869	$351,776	27,625
Dividends reinvested	10,351	1,265	23,091	1,813
Shares redeemed	(2,346,787)	(285,341)	(1,087,566)	(87,861)

Net Change	$(1,889,547)	(229,207)	$(712,699)	(58,423)

Class B:
Shares issued	$14,195	1,835	$39,720	3,308
Dividends reinvested	—	—	18,326	1,503
Shares redeemed	(1,808,803)	(234,287)	(1,313,786)	(111,674)

Net Change	$(1,794,608)	(232,452)	$(1,255,740)	(106,863)

Class C:
Shares issued	$1,973,665	250,464	$1,864,821	155,299
Dividends reinvested	2,288	297	2,917	240
Shares redeemed	(62,014)	(7,908)	(50,696)	(4,241)

Net Change	$1,913,939	242,853	$1,817,042	151,298

Class Y:
Shares issued	$41,048,561	4,886,607	$28,302,401	2,252,011
Dividends reinvested	43,331	5,152	81,808	6,406
Shares redeemed	(82,448,830)	(9,781,134)	(37,556,188)	(3,002,102)

Net Change	$(41,356,938)	(4,889,375)	$(9,171,979)	(743,685)

	Period Ended July 31, 2004		Period Ended July 31, 2004
Class A:
Shares issued	$1,069,101	132,271	$594,010	51,703
Dividends reinvested	—	—	6,636	574
Shares redeemed	(1,853,417)	(228,385)	(1,117,748)	(95,892)

Net Change	$(784,316)	(96,114)	$(517,102)	(43,615)

Class B:
Shares issued	$97,684	12,451	$159,574	14,196
Shares redeemed	(1,343,820)	(174,777)	(777,661)	(70,441)

Net Change	$(1,246,136)	(162,326)	$(618,087)	(56,245)

Class C (a):
Shares issued	$11,653	1,511	$10,000	895

Net Change	$11,653	1,511	$10,000	895

Class Y:
Shares issued	$81,799,064	10,079,824	$27,371,710	2,387,553
Dividends reinvested	—	—	45,043	3,859
Shares redeemed	(107,489,808)	(12,938,771)	(49,882,830)	(4,317,913)

Net Change	$(25,690,744)	(2,858,947)	$(22,466,077)	(1,926,501)

(a)	For the period from April 30, 2004 (commencement of operations) to July 31, 2004.

Continued

PACIFIC CAPITAL FUNDS

Notes to Financial Statements, Continued

July 31, 2005

5.	Capital Share Transactions (continued)

Transactions in capital shares for the Trust were as follows:

	Value Fund		Diversified Fixed Income Fund
	Amount	Shares	Amount	Shares
	Year Ended July 31, 2005		Year Ended July 31, 2005
Class A:
Shares issued	$465,501	50,251	$423,285	38,242
Dividends reinvested	12,080	1,310	133,586	12,021
Shares redeemed	(482,258)	(52,552)	(1,194,430)	(107,605)

Net Change	$(4,677)	(991)	$(637,559)	(57,342)

Class B:
Shares issued	$40,800	4,462	$112,161	10,041
Dividends reinvested	5,027	553	116,795	10,530
Shares redeemed	(158,300)	(17,920)	(599,157)	(53,979)

Net Change	$(112,473)	(12,905)	$(370,201)	(33,408)

Class C:
Shares issued	$1,793,426	195,778	$1,325,473	119,790
Dividends reinvested	74	8	19,803	1,791
Shares redeemed	(81,412)	(8,728)	(160,222)	(14,525)

Net Change	$1,712,088	187,058	$1,185,054	107,056

Class Y:
Shares issued	$31,949,876	3,461,432	$90,979,692	8,139,234
Dividends reinvested	48,275	5,235	1,643,366	146,760
Shares redeemed	(58,021,411)	(6,300,163)	(65,626,363)	(5,872,449)

Net Change	$(26,023,260)	(2,833,496)	$26,996,695	2,413,545

	Period Ended July 31, 2004		Period Ended July 31, 2004
Class A:
Shares issued	$476,704	58,832	$359,010	31,834
Dividends reinvested	13,253	1,621	254,926	22,711
Shares redeemed	(460,742)	(55,798)	(4,157,216)	(365,534)

Net Change	$29,215	4,655	$(3,543,280)	(310,989)

Class B:
Shares issued	$71,917	8,942	$104,140	9,223
Dividends reinvested	867	106	201,087	17,965
Shares redeemed	(187,024)	(23,231)	(1,004,322)	(89,443)

Net Change	$(114,240)	(14,183)	$(699,095)	(62,255)

Class C (a):
Shares issued	$10,000	1,221	$10,000	907
Dividends reinvested	1	—	74	7

Net Change	$10,001	1,221	$10,074	914

Class Y:
Shares issued	$35,788,762	4,479,331	$97,204,316	8,539,583
Dividends reinvested	40,229	4,895	4,788,259	425,383
Shares redeemed	(94,657,396)	(11,794,159)	(63,769,989)	(5,623,736)

Net Change	$(58,828,405)	(7,309,933)	$38,222,586	3,341,230

(a)	For the period from April 30, 2004 (commencement of operations) to July 31, 2004.

Continued

PACIFIC CAPITAL FUNDS

Notes to Financial Statements, Continued

July 31, 2005

5.	Capital Share Transactions (continued)

Transactions in capital shares for the Trust were as follows:

	Tax-Free Securities Fund		Short Intermediate U.S. Government Securities Fund
	Amount	Shares	Amount	Shares
	Year Ended July 31, 2005		Year Ended July 31, 2005
Class A:
Shares issued	$807,895	75,198	$293,228	30,112
Dividends reinvested	219,060	20,481	34,677	3,550
Shares redeemed	(1,807,577)	(168,914)	(246,451)	(25,129)

Net Change	$(780,622)	(73,235)	$81,454	8,533

Class B:
Dividends reinvested	$99,929	9,347
Shares redeemed	(747,598)	(69,726)

Net Change	$(647,669)	(60,379)

Class C:
Shares issued	$70	7	$689,422	70,465
Dividends reinvested	470	44	7,520	774
Shares redeemed	(70)	(7)	(66,960)	(6,896)

Net Change	$470	44	$629,982	64,343

Class Y:
Shares issued	$35,715,265	3,335,237	$37,424,651	3,823,881
Dividends reinvested	4,788,015	446,226	260,539	26,651
Shares redeemed	(62,827,905)	(5,835,291)	(31,705,410)	(3,246,236)

Net Change	$(22,324,625)	(2,053,828)	$5,979,780	604,296

	Period Ended July 31, 2004		Period Ended July 31, 2004
Class A:
Shares issued	$1,458,277	135,248	$3,026,635	303,458
Dividends reinvested	346,078	31,825	54,321	5,466
Shares redeemed	(3,671,095)	(341,990)	(6,595,358)	(667,224)

Net Change	$(1,866,740)	(174,917)	$(3,514,402)	(358,300)

Class B:
Shares issued	$120,421	11,340
Dividends reinvested	85,089	7,844
Shares redeemed	(779,017)	(73,103)

Net Change	$(573,507)	(53,919)

Class C (a):
Shares issued	$10,000	933	$10,000	1,017
Dividends reinvested	80	7	43	4

Net Change	$10,080	940	$10,043	1,021

Class Y:
Shares issued	$23,814,661	2,184,198	$48,015,908	4,806,146
Dividends reinvested	1,915,995	175,611	383,869	38,626
Shares redeemed	(78,652,110)	(7,227,566)	(54,292,376)	(5,453,065)

Net Change	$(52,921,454)	(4,867,757)	$(5,892,599)	(608,293)

(a)	For the period from April 30, 2004 (commencement of operations) to July 31, 2004.

Continued

PACIFIC CAPITAL FUNDS

Notes to Financial Statements, Continued

July 31, 2005

5.	Capital Share Transactions (continued)

Transactions in capital shares for the Trust were as follows:

	Tax-Free Short Intermediate Securities Fund		Ultra Short Government Fund
	Amount	Shares	Amount	Shares
	Year Ended July 31, 2005		Year Ended July 31, 2005
Class A:
Shares issued	$546,100	52,729	$7,255	722
Dividends reinvested	87,925	8,534	33,286	3,305
Shares redeemed	(1,591,226)	(154,728)	(2,188,736)	(216,967)

Net Change	$(957,201)	(93,465)	$(2,148,195)	(212,940)

Class B:
Shares issued			$97,737	9,664
Dividends reinvested			17,513	1,740
Shares redeemed			(460,531)	(45,699)

Net Change			$(345,281)	(34,295)

Class C:
Shares issued	$70	7	$2,009,183	199,590
Dividends reinvested	152	15	11,825	1,176
Shares redeemed	(70)	(7)	(191,257)	(19,041)

Net Change	$152	15	$1,829,751	181,725

Class Y:
Shares issued	$16,459,279	1,588,466	$60,660,048	6,017,407
Dividends reinvested	35,533	3,413	534,341	53,033
Shares redeemed	(18,451,089)	(1,779,569)	(149,935,501)	(14,879,103)

Net Change	$(1,956,277)	(187,690)	$(88,741,112)	(8,808,663)

	Period Ended July 31, 2004		Period Ended July 31, 2004
Class A:
Shares issued	$3,426,667	329,834	$1,222,937	120,375
Dividends reinvested	77,749	7,474	117,454	11,501
Shares redeemed	(1,017,836)	(97,501)	(5,254,542)	(514,736)

Net Change	$2,486,580	239,807	$(3,914,151)	(382,860)

Class B:
Shares issued			$488,732	47,904
Dividends reinvested			19,846	1,948
Shares redeemed			(509,841)	(50,012)

Net Change			$(1,263)	(160)

Class C (a):
Shares issued	$10,000	969	$10,000	985
Dividends reinvested	35	3	23	2

Net Change	$10,035	972	$10,023	987

Class Y:
Shares issued	$21,189,950	2,021,315	$224,769,043	22,007,203
Dividends reinvested	74,110	7,084	883,982	86,679
Shares redeemed	(16,721,236)	(1,596,356)	(247,592,097)	(24,317,646)

Net Change	$4,542,824	432,043	$(21,939,072)	(2,223,764)

(a)	For the period from April 30, 2004 (commencement of operations) to July 31, 2004.

Continued

PACIFIC CAPITAL FUNDS

Notes to Financial Statements, Continued

July 31, 2005

6.	Redemption Fees

The New Asia Growth Fund and International Stock Fund may impose a redemption fee. This fee can be assessed on redemptions and exchanges of Fund shares within 90 days from the date the Fund shares were acquired. For the year ended July 31, 2005, the New Asia Growth Fund and the International Stock Fund collected redemption fees during the year which are disclosed in the Statements of Changes in Net Assets. Redemption fees are recorded as an addition to paid-in-capital.

7.	Federal Income Tax Information

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies as defined in applicable sections of the Internal Revenue Code, and to make distributions from net investment income and from net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Withholding taxes on foreign dividends have been paid or provided for in accordance with applicable country’s tax rules and rates.

The tax character of distributions paid during the year ended July 31, 2005 were as follows (amounts in thousands):

	Distribution Paid From		Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid
	Net Investment Income	Net Long-Term Capital Gains
New Asia Growth Fund	$431	$—	$431	$—	$431
International Stock Fund	508	—	508	—	508
Small Cap Fund	9,961	12,613	22,574	—	22,574
Mid-Cap Fund	296	—	296	—	296
Growth Stock Fund	513	—	513	—	513
Growth and Income Fund	870	—	870	—	870
Value Fund	1,913	—	1,913	—	1,913
Diversified Fixed Income Fund	10,851	804	11,655	—	11,655
Tax-Free Securities Fund	92	5,021	5,113	13,715	18,828
Short Intermediate U.S. Government Securities Fund	2,604	12	2,616	—	2,616
Tax-Free Short Intermediate Securities Fund	7	—	7	1,741	1,748
Ultra Short Government Fund	3,623	—	3,623	—	3,623

The tax character of distributions during the fiscal year ended July 31, 2004 were as follows (amounts in thousands):

	Distribution Paid From		Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid
	Net Investment Income	Net Long-Term Capital Gains
New Asia Growth Fund	$239	$—	$239	$—	$239
Small Cap Fund	1,560	853	2,413	—	2,413
Mid-Cap Fund	81	—	81	—	81
Growth and Income Fund	479	—	479	—	479
Value Fund	1,820	—	1,820	—	1,820
Diversified Fixed Income Fund	12,143	3,724	15,867	—	15,867
Tax-Free Securities Fund	110	1,979	2,089	16,461	18,550
Short Intermediate U.S. Government Securities Fund	2,592	301	2,893	—	2,893
Tax-Free Short Intermediate Securities Fund	1	—	1	1,661	1,662
Ultra Short Government Fund	5,306	—	5,306	—	5,306

Continued

PACIFIC CAPITAL FUNDS

Notes to Financial Statements, Continued

July 31, 2005

As of July 31, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital & Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
New Asia Growth Fund	$8	$819	$827	$—	$—	$11,484	$12,311
International Stock Fund	—	—	—	—	(26,395)	9,984	(16,411)
Small Cap Fund	5,369	11,187	16,556	—	—	41,536	58,092
Mid-Cap Fund	1,314	1,128	2,442	—	—	12,124	14,566
Growth Stock Fund	—	—	—	—	(107,519)	16,288	(91,231)
Growth and Income Fund	2	—	2	—	(19,657)	13,255	(6,400)
Value Fund	40	—	40	—	(7,123)	23,107	16,024
Diversified Fixed Income Fund	44	46	90	(99)	(21)	6,740	6,710
Short Intermediate U.S. Government Securities Fund	23	—	23	(23)	(358)	(1,160)	(1,518)
Ultra Short Government Fund	35	—	35	(27)	(1,996)	(992)	(2,980)

*	Any differences between book-basis and tax basis unrealized appreciation/(depreciation) are attributable to the tax deferral of losses on wash sales and/or passive foreign investment companies.

	Undistributed			Accumulated Earnings	Distributions Payable	Accumulated Capital & Other Losses	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/ (Deficit)
	Tax Exempt Income	Ordinary Income	Long-Term Capital Gains
Tax-Free Securities Fund	$110	$187	$1,724	$2,021	$(110)	$—	$24,074	$25,985
Tax-Free Short Intermediate Securities Fund	16	—	—	16	(16)	(62)	597	535

Capital Loss Carryforward

As of July 31, 2005, the Funds’ most recent fiscal year end for tax purposes, the following Funds had net capital loss carryforwards to offset future net capital gains, if any. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders:

	Expires
	2010	2011	2012	2013
International Stock Fund	$16,537,800	$9,834,840	$—	$—
Growth Stock Fund	25,497,442	82,021,934	—	—
Growth and Income Fund	—	19,656,110	—	—
Value Fund	—	7,122,632	—	—
Short Intermediate U.S. Government Securities Fund	—	—	—	55,178
Tax-Free Short Intermediate Securities Fund	—	—	—	14,258
Ultra Short Government Fund	—	—	32,741	1,268,106

Continued

PACIFIC CAPITAL FUNDS

Notes to Financial Statements, Concluded

July 31, 2005

Post October Loss Deferral

Capital (and foreign currency) losses incurred after October 31 within a Fund’s fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. For the year ended July 31, 2005, the following Funds deferred to August 1, 2005 post October capital losses (and foreign currency losses) (amounts in thousands):

	Post October Capital Losses	Foreign Currency Losses
International Stock Fund	$—	$22
Diversified Fixed Income Fund	20	—
Short Intermediate U.S. Government Securities Fund	302	—
Tax-Free Short Intermediate Securities Fund	49	—
Ultra Short Government Fund	694	—

Legal and Regulatory Matters

Management of the Funds has reported to the Funds’ Board of Trustees (the “Board”) that, like many U.S. financial services companies, the Funds and certain of its affiliates have from time to time received formal requests for information from various governmental and self-regulatory agencies in connection with investigations related to mutual funds. Management has advised the Board that the Funds and its affiliates have cooperated fully with each request. Each of the Funds, The Asset Management Group of Bank of Hawaii, the Bank’s parent company, and four present or former officers of the Bank three of whom also are serving or have served as officers or Trustees of the Funds, has received a letter (generally referred to as a “Wells Notice”) from a member of the staff of the Pacific Regional Office of the Securities and Exchange Commission (“SEC”), indicating that the staff intends to recommend to the SEC institution of a civil enforcement action against the recipient related to the SEC’s investigation of alleged market timing and/or excessive trading in shares of the Funds (primarily the New Asia Growth Fund) by a former shareholder of the Funds who was at the time an employee of the Bank. Each of these recipients has submitted a response (generally referred to as a “Wells Submission”) to the SEC staff related to this matter asserting that none of them engaged in wrongdoing. Under the direction of the Funds’ Audit Committee, management has conducted an investigation of this matter with the assistance of outside counsel. Based on this investigation, the Audit Committee and management believe that the trading by such former shareholder was not material to the Funds, that there is no evidence of other material market timing activities with respect to the Funds by employees of the Bank or its affiliates or of any arrangements to permit any “market timing” or “late trading” with respect to the Funds, and that no other similar wrongdoing occurred. Management and the Audit Committee further believe that appropriate administrative arrangements have been put in place and are being implemented to deter market timing with respect to the Funds. It is uncertain whether the SEC staff will make such a recommendation to the SEC or whether the SEC will bring an enforcement action against any individual or entity in connection with its investigation. The Bank has agreed to reimburse the Funds for the loss caused by such former shareholder’s market timing activities and for expenses incurred by the Funds in connection with responding to the SEC’s inquiries. Based on management’s review and consideration of the matter to date, management does not believe the Funds’ financial statements would be adversely impacted as a result of this investigation.

In addition, the Funds’ administrator, BISYS Fund Services Ohio, Inc., is currently the subject of an SEC investigation related to its past payment of certain marketing and other expenses with respect to certain of its mutual fund clients, including the Funds. Based on management’s review and consideration of the matter to date, management does not believe the Funds’ financial statements would be adversely impacted as a result of this investigation.

PACIFIC CAPITAL FUNDS — NEW ASIA GROWTH FUND

Financial Highlights

(Selected data for a share of capital stock outstanding throughout the period)

		Investment Activities			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments and Foreign Currency Transactions	Total from Investment Activities	Net Investment Income	Net Realized Gains on Investments and Foreign Currencies	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses to Average Net Assets (c)(d)	Portfolio Turnover (e)
CLASS A
Year Ended July 31, 2005	$11.46	$0.11 (f)	$4.07	$4.18	$(0.12)	$—	$(0.12)	$15.52	36.68%		$1,770	1.96%	0.84%		2.48%	44.06%
Year Ended July 31, 2004	9.77	0.08	1.68	1.76	(0.07)	—	(0.07)	11.46	17.94%		1,386	1.88%	0.52%		2.39%	78.13%
Year Ended July 31, 2003	9.83	0.02	(0.07)	(0.05)	(0.01)	—	(0.01)	9.77	(0.47%	)	1,264	2.10%	0.22%		2.61%	110.44%
Year Ended July 31, 2002	9.42	(0.01)	0.42	0.41	—	—	—	9.83	4.35%		1,530	1.96%	(0.07%	)	2.48%	70.55%
Year Ended July 31, 2001	12.50	(0.05)	(3.03)	(3.08)	—	—	—	9.42	(24.64%	)	1,673	1.98%	(0.40%	)	2.53%	115.95%
CLASS B
Year Ended July 31, 2005	$11.09	$0.01 (f)	$3.93	$3.94	$(0.06)	$—	$(0.06)	$14.97	35.66%		$446	2.71%	0.09%		2.73%	44.06%
Year Ended July 31, 2004	9.48	(0.02)	1.65	1.63	(0.02)	—	(0.02)	11.09	17.18%		369	2.64%	(0.23%	)	2.65%	78.13%
Year Ended July 31, 2003	9.60	(0.04)	(0.08)	(0.12)	—	—	—	9.48	(1.25%	)	424	2.85%	(0.51%	)	2.86%	110.44%
Year Ended July 31, 2002	9.22	(0.10)	0.48	0.38	—	—	—	9.60	4.12%		426	2.71%	(0.91%	)	2.74%	70.55%
Year Ended July 31, 2001	12.34	(0.15)	(2.97)	(3.12)	—	—	—	9.22	(25.28%	)	473	2.73%	(1.16%	)	2.78%	115.95%
CLASS C
Year Ended July 31, 2005	$11.09	$0.04 (f)	$3.91	$3.95	$(0.08)	$—	$(0.08)	$14.96	35.73%		$272	2.70%	0.27%		2.74%	44.06%
Period Ended July 31, 2004*	11.98	(0.01)	(0.88)	(0.89)	—	—	—	11.09	(7.43%	)	9	2.53%	(0.66%	)	2.53%	78.13%
CLASS Y
Year Ended July 31, 2005	$11.60	$0.15 (f)	$4.13	$4.28	$(0.16)	$—	$(0.16)	$15.72	37.07%		$44,092	1.71%	1.13%		1.73%	44.06%
Year Ended July 31, 2004	9.89	0.11	1.70	1.81	(0.10)	—	(0.10)	11.60	18.21%		29,827	1.63%	0.80%		1.64%	78.13%
Year Ended July 31, 2003	9.93	0.05	(0.06)	(0.01)	(0.03)	—	(0.03)	9.89	(0.13%	)	23,937	1.85%	0.59%		1.86%	110.44%
Year Ended July 31, 2002	9.49	0.01	0.43	0.44	— (g)	—	— (g)	9.93	4.64%		19,870	1.71%	0.13%		1.73%	70.55%
Year Ended July 31, 2001	12.58	(0.02)	(3.07)	(3.09)	—	—	—	9.49	(24.56%	)	20,512	1.73%	(0.17%	)	1.78%	115.95%

*	For the period from April 30, 2004 (commencement of operations) to July 31, 2004.
(a)	Excludes sales charge and/or redemption fees, if applicable.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred the ratios would have been as indicated. Voluntary fee reductions may be terminated at any time.
(e)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(f)	Amounts have been calculated using the average daily shares method.
(g)	Less than $0.01 per share.

See notes to financial statements.

PACIFIC CAPITAL FUNDS — INTERNATIONAL STOCK FUND

Financial Highlights

(Selected data for a share of capital stock outstanding throughout the period)

		Investment Activities				Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments and Foreign Currency Transactions	Total from Investment Activities	Net Investment Income	Net Realized Gains on Investments and Foreign Currencies	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses to Average Net Assets (c)(d)	Portfolio Turnover (e)
CLASS A
Year Ended July 31, 2005	$7.41	$0.05	(f)	$1.52	$1.57	$(0.03)	$—	$(0.03)	$8.95	21.17%		$949	1.73%	0.60%		2.35%	37.98%
Year Ended July 31, 2004	6.46	(0.01)		0.96	0.95	—	—	—	7.41	14.71%		884	1.78%	(0.05%	)	2.38%	237.06%
Year Ended July 31, 2003	6.37	0.03		0.06	0.09	—	—	—	6.46	1.41%		874	1.84%	0.43%		2.44%	178.04%
Year Ended July 31, 2002	8.15	(0.04)		(1.74)	(1.78)	—	—	—	6.37	(21.84%	)	1,137	1.81%	(0.15%	)	2.44%	244.40%
Year Ended July 31, 2001	14.55	(0.05)		(3.77)	(3.82)	—	(2.58)	(2.58)	8.15	(29.92%	)	2,210	1.75%	(0.41%	)	2.39%	213.53%
CLASS B
Year Ended July 31, 2005	$7.10	$(0.01	)(f)	$1.46	$1.45	$(0.01)	$—	$(0.01)	$8.54	20.43%		$649	2.48%	(0.16%	)	2.60%	37.98%
Year Ended July 31, 2004	6.24	(0.05)		0.91	0.86	—	—	—	7.10	13.78%		608	2.53%	(0.80%	)	2.63%	237.06%
Year Ended July 31, 2003	6.18	(0.03)		0.09	0.06	—	—	—	6.24	0.97%		536	2.59%	(0.36%	)	2.69%	178.04%
Year Ended July 31, 2002	7.94	(0.07)		(1.69)	(1.76)	—	—	—	6.18	(22.17%	)	612	2.56%	(0.95%	)	2.69%	244.40%
Year Ended July 31, 2001	14.35	(0.11)		(3.72)	(3.83)	—	(2.58)	(2.58)	7.94	(30.48%	)	860	2.50%	(1.15%	)	2.64%	213.53%
CLASS C
Year Ended July 31, 2005	$7.10	$0.05	(f)	$1.39	$1.44	$(0.01)	$—	$(0.01)	$8.53	20.30%		$494	2.42%	0.57%		2.55%	37.98%
Period Ended July 31, 2004*	7.48	(0.01)		(0.37)	(0.38)	—	—	—	7.10	(5.08%	)	9	2.60%	(0.45%	)	2.71%	237.06%
CLASS Y
Year Ended July 31, 2005	$7.55	$0.08	(f)	$1.55	$1.63	$(0.05)	$—	$(0.05)	$9.13	21.61%		$93,049	1.47%	0.97%		1.59%	37.98%
Year Ended July 31, 2004	6.57	0.01		0.97	0.98	—	—	—	7.55	14.92%		59,165	1.53%	0.20%		1.63%	237.06%
Year Ended July 31, 2003	6.44	0.05		0.08	0.13	—	—	—	6.57	2.02%		60,558	1.59%	0.74%		1.69%	178.04%
Year Ended July 31, 2002	8.19	(0.01)		(1.74)	(1.75)	—	—	—	6.44	(21.37%	)	50,422	1.56%	0.03%		1.69%	244.40%
Year Ended July 31, 2001	14.59	(0.02)		(3.80)	(3.82)	—	(2.58)	(2.58)	8.19	(29.82%	)	79,177	1.50%	(0.14%	)	1.64%	213.53%

*	For the period from April 30, 2004 (commencement of operations) to July 31, 2004.
(a)	Excludes sales charge and/or redemption fees, if applicable.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred the ratios would have been as indicated. Voluntary fee reductions may be terminated at any time.
(e)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(f)	Amounts have been calculated using the average daily shares method.

See notes to financial statements.

PACIFIC CAPITAL FUNDS — SMALL CAP FUND

Financial Highlights

(Selected data for a share of capital stock outstanding throughout the period)

		Investment Activities				Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses to Average Net Assets (c)(d)	Portfolio Turnover (e)
CLASS A
Year Ended July 31, 2005	$16.52	$(0.08	)(f)	$4.39	$4.31	$—	$(2.73)	$(2.73)	$18.10	27.98%		$103,700	1.63%	(0.49%	)	2.26%	67.75%
Year Ended July 31, 2004	13.24	(0.02)		3.64	3.62	—	(0.34)	(0.34)	16.52	27.53%		10,625	1.55%	(0.37%	)	2.15%	90.26%
Year Ended July 31, 2003	12.15	(0.01)		2.59	2.58	(0.02)	(1.47)	(1.49)	13.24	24.62%		1,595	1.60%	(0.08%	)	2.20%	105.27%
Year Ended July 31, 2002	13.47	0.03		(0.36)	(0.33)	(0.03)	(0.96)	(0.99)	12.15	(2.72%	)	1,265	1.58%	0.20%		2.20%	81.67%
Year Ended July 31, 2001	10.40	0.05		3.90	3.95	(0.08)	(0.80)	(0.88)	13.47	40.28%		1,245	1.65%	0.31%		2.29%	90.31%
CLASS B
Year Ended July 31, 2005	$15.94	$(0.21)		$4.22	$4.01	$—	$(2.73)	$(2.73)	$17.22	27.09%		$3,555	2.35%	(1.29%	)	2.46%	67.75%
Year Ended July 31, 2004	12.89	(0.17)		3.56	3.39	—	(0.34)	(0.34)	15.94	26.48%		3,099	2.29%	(1.12%	)	2.39%	90.26%
Year Ended July 31, 2003	11.92	(0.08)		2.52	2.44	—	(1.47)	(1.47)	12.89	23.74%		2,476	2.35%	(0.83%	)	2.45%	105.27%
Year Ended July 31, 2002	13.29	(0.06)		(0.35)	(0.41)	— (g)	(0.96)	(0.96)	11.92	(3.38%	)	2,013	2.33%	(0.61%	)	2.44%	81.67%
Year Ended July 31, 2001	10.31	(0.03)		3.82	3.79	(0.01)	(0.80)	(0.81)	13.29	38.92%		890	2.40%	(0.46%	)	2.54%	90.31%
CLASS C
Year Ended July 31, 2005	$15.95	$(0.21	)(f)	$4.22	$4.01	$—	$(2.73)	$(2.73)	$17.23	27.00%		$5,832	2.40%	(1.33%	)	2.54%	67.75%
Period Ended July 31, 2004 (c)*	15.84	(0.03)		0.14	0.11	—	—	—	15.95	0.69%		46	2.32%	(1.27%	)	2.42%	90.26%
CLASS Y
Year Ended July 31, 2005	$16.63	$(0.05)		$4.44	$4.39	$—	$(2.73)	$(2.73)	$18.29	28.30%		$125,299	1.35%	(0.29%	)	1.46%	67.75%
Year Ended July 31, 2004	13.30	(0.02)		3.69	3.67	—	(0.34)	(0.34)	16.63	27.78%		117,641	1.29%	(0.12%	)	1.39%	90.26%
Year Ended July 31, 2003	12.18	0.03		2.60	2.63	(0.04)	(1.47)	(1.51)	13.30	24.96%		85,520	1.35%	0.19%		1.45%	105.27%
Year Ended July 31, 2002	13.49	0.06		(0.35)	(0.29)	(0.06)	(0.96)	(1.02)	12.18	(2.47%	)	68,001	1.33%	0.47%		1.45%	81.67%
Year Ended July 31, 2001	10.42	0.08		3.88	3.96	(0.09)	(0.80)	(0.89)	13.49	40.34%		53,558	1.40%	0.67%		1.54%	90.31%

*	For the period from April 30, 2004 (commencement of operations) to July 31, 2004.
(a)	Excludes sales charge, if applicable.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred the ratios would have been as indicated. Voluntary fee reductions may be terminated at any time.
(e)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(f)	Amounts have been calculated using the average daily shares method.
(g)	Less than $0.01 per share.

See notes to financial statements.

PACIFIC CAPITAL FUNDS — MID-CAP FUND

Financial Highlights

(Selected data for a share of capital stock outstanding throughout the period)

		Investment Activities			Distributions				Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses to Average Net Assets (c)(d)	Portfolio Turnover (e)
CLASS A
Year Ended July 31, 2005	$10.33	$0.03	$2.42	$2.45	$(0.03)	$(0.03)	$12.75	23.69%	$760	1.05%	0.25%		1.95%	97.23%
Period Ended July 31, 2004*	10.00	0.02	0.33	0.35	(0.02)	(0.02)	10.33	3.50%	186	1.05%	0.34%		2.08%	47.75%
CLASS C
Year Ended July 31, 2005	$10.32	$(0.03)	$2.39	$2.36	$—	$—	$12.68	22.87%	$509	1.80%	(0.50%	)	2.21%	97.23%
Period Ended July 31, 2004**	10.23	(0.01)	0.10	0.09	—	—	10.32	0.88%	10	1.80%	(0.52%	)	2.35%	47.75%
CLASS Y
Year Ended July 31, 2005	$10.34	$0.05	$2.42	$2.47	$(0.05)	$(0.05)	$12.76	23.92%	$83,141	0.80%	0.47%		1.19%	97.23%
Period Ended July 31, 2004*	10.00	0.03	0.34	0.37	(0.03)	(0.03)	10.34	3.69%	30,689	0.80%	0.60%		1.35%	47.75%

*	For the period from December 30, 2003 (commencement of operations) to July 31, 2004.
**	For the period from April 30, 2004 (commencement of operations) to July 31, 2004.
(a)	Excludes sales charge, if applicable.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred the ratios would have been as indicated. Voluntary fee reductions may be terminated at any time.
(e)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

See notes to financial statements.

PACIFIC CAPITAL FUNDS — GROWTH STOCK FUND

Financial Highlights

(Selected data for a share of capital stock outstanding throughout the period)

		Investment Activities			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses to Average Net Assets (c)(d)	Portfolio Turnover (e)
CLASS A
Year Ended July 31, 2005	$7.87	$—	$0.81	$0.81	$(0.01)	$—	$(0.01)	$8.67	10.29%		$9,997	1.40%	(0.06%	)	1.91%	174.37%
Year Ended July 31, 2004	7.60	(0.05)	0.32	0.27	—	—	—	7.87	3.55%		10,875	1.35%	(0.56%	)	1.85%	60.70%
Year Ended July 31, 2003	6.90	(0.04)	0.74	0.70	—	—	—	7.60	10.14%		11,231	1.35%	(0.58%	)	1.85%	33.11%
Year Ended July 31, 2002	10.25	(0.08)	(3.27)	(3.35)	—	—	—	6.90	(32.68%	)	11,701	1.34%	(0.80%	)	1.86%	36.85%
Year Ended July 31, 2001	19.73	(0.09)	(4.67)	(4.76)	—	(4.72)	(4.72)	10.25	(30.04%	)	22,182	1.33%	(0.69%	)	1.87%	97.27%
CLASS B
Year Ended July 31, 2005	$7.43	$(0.07)	$0.78	$0.71	$—	$—	$—	$8.14	9.56%		$12,127	2.15%	(0.82%	)	2.16%	174.37%
Year Ended July 31, 2004	7.23	(0.11)	0.31	0.20	—	—	—	7.43	2.77%		12,804	2.10%	(1.31%	)	2.10%	60.70%
Year Ended July 31, 2003	6.62	(0.09)	0.70	0.61	—	—	—	7.23	9.21%		13,630	2.10%	(1.33%	)	2.10%	33.11%
Year Ended July 31, 2002	9.89	(0.14)	(3.13)	(3.27)	—	—	—	6.62	(33.06%	)	14,431	2.09%	(1.55%	)	2.11%	36.85%
Year Ended July 31, 2001	19.32	(0.16)	(4.55)	(4.71)	—	(4.72)	(4.72)	9.89	(30.51%	)	24,084	2.08%	(1.45%	)	2.12%	97.27%
CLASS C
Year Ended July 31, 2005	$7.43	$(0.05)	$0.76	$0.71	$(0.01)	$—	$(0.01)	$8.13	9.59%		$1,987	2.15%	(1.15%	)	2.18%	174.37%
Period Ended July 31, 2004*	7.69	(0.02)	(0.24)	(0.26)	—	—	—	7.43	(3.38%	)	11	2.13%	(1.24%	)	2.13%	60.70%
CLASS Y
Year Ended July 31, 2005	$8.09	$0.02	$0.83	$0.85	$(0.02)	$—	$(0.02)	$8.92	10.50%		$218,750	1.15%	0.19%		1.16%	174.37%
Year Ended July 31, 2004	7.79	(0.03)	0.33	0.30	—	—	—	8.09	3.85%		237,799	1.10%	(0.31%	)	1.10%	60.70%
Year Ended July 31, 2003	7.06	(0.02)	0.75	0.73	—	—	—	7.79	10.34%		251,310	1.10%	(0.33%	)	1.10%	33.11%
Year Ended July 31, 2002	10.44	(0.05)	(3.33)	(3.38)	—	—	—	7.06	(32.38%	)	195,252	1.09%	(0.55%	)	1.11%	36.85%
Year Ended July 31, 2001	19.95	(0.06)	(4.73)	(4.79)	—	(4.72)	(4.72)	10.44	(29.84%	)	329,572	1.08%	(0.44%	)	1.12%	97.27%

*	For the period from April 30, 2004 (commencement of operations) to July 31, 2004.
(a)	Excludes sales charge, if applicable.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred the ratios would have been as indicated. Voluntary fee reductions may be terminated at any time.
(e)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

See notes to financial statements.

PACIFIC CAPITAL FUNDS — GROWTH AND INCOME FUND

Financial Highlights

(Selected data for a share of capital stock outstanding throughout the period)

		Investment Activities			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses to Average Net Assets (c)(d)	Portfolio Turnover (e)
CLASS A
Year Ended July 31, 2005	$11.65	$0.06	$1.67	$1.73	$(0.06)	$—	$(0.06)	$13.32	14.83%		$5,554	1.42%	0.42%		1.94%	181.04%
Year Ended July 31, 2004	10.69	0.01	0.96	0.97	(0.01)	—	(0.01)	11.65	9.11%		5,539	1.38%	0.12%		1.88%	48.46%
Year Ended July 31, 2003	9.89	0.02	0.80	0.82	(0.02)	—	(0.02)	10.69	8.31%		5,548	1.37%	0.24%		1.87%	46.92%
Year Ended July 31, 2002	13.89	—	(4.00)	(4.00)	—	—	—	9.89	(28.80%	)	5,696	1.35%	(0.03%	)	1.88%	43.28%
Year Ended July 31, 2001	21.33	(0.03)	(4.72)	(4.75)	—	(2.69)	(2.69)	13.89	(24.39%	)	9,669	1.35%	(0.16%	)	1.89%	43.24%
CLASS B
Year Ended July 31, 2005	$11.06	$(0.04)	$1.58	$1.54	$(0.03)	$—	$(0.03)	$12.57	13.93%		$7,193	2.17%	(0.33%	)	2.19%	181.04%
Year Ended July 31, 2004	10.21	(0.07)	0.92	0.85	—	—	—	11.06	8.33%		7,509	2.13%	(0.63%	)	2.13%	48.46%
Year Ended July 31, 2003	9.50	(0.05)	0.76	0.71	—	—	—	10.21	7.47%		7,507	2.12%	(0.51%	)	2.12%	46.92%
Year Ended July 31, 2002	13.44	(0.10)	(3.84)	(3.94)	—	—	—	9.50	(29.32%	)	8,222	2.10%	(0.79%	)	2.13%	43.28%
Year Ended July 31, 2001	20.88	(0.14)	(4.61)	(4.75)	—	(2.69)	(2.69)	13.44	(24.97%	)	13,282	2.10%	(0.92%	)	2.14%	43.24%
CLASS C
Year Ended July 31, 2005	$11.06	$(0.02)	$1.57	$1.55	$(0.05)	$—	$(0.05)	$12.56	14.00%		$1,911	2.17%	(0.74%	)	2.20%	181.04%
Period Ended July 31, 2004*	11.17	(0.02)	(0.09)	(0.11)	—	—	—	11.06	(0.98%	)	10	2.17%	(0.78%	)	2.17%	48.46%
CLASS Y
Year Ended July 31, 2005	$11.73	$0.09	$1.68	$1.77	$(0.08)	$—	$(0.08)	$13.42	15.12%		$136,311	1.17%	0.67%		1.19%	181.04%
Year Ended July 31, 2004	10.76	0.05	0.96	1.01	(0.04)	—	(0.04)	11.73	9.39%		127,883	1.13%	0.38%		1.13%	48.46%
Year Ended July 31, 2003	9.96	0.04	0.80	0.84	(0.04)	—	(0.04)	10.76	8.52%		138,027	1.12%	0.49%		1.12%	46.92%
Year Ended July 31, 2002	13.97	0.03	(4.02)	(3.99)	(0.02)	—	(0.02)	9.96	(28.60%	)	116,719	1.10%	0.20%		1.13%	43.28%
Year Ended July 31, 2001	21.39	0.01	(4.74)	(4.73)	— (f)	(2.69)	(2.69)	13.97	(24.19%	)	162,138	1.10%	0.09%		1.14%	43.24%

*	For the period from April 30, 2004 (commencement of operations) to July 31, 2004.
(a)	Excludes sales charge, if applicable.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred the ratios would have been as indicated. Voluntary fee reductions may be terminated at any time.
(e)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(f)	Less than $0.01 per share.

See notes to financial statements.

PACIFIC CAPITAL FUNDS — VALUE FUND

Financial Highlights

(Selected data for a share of capital stock outstanding throughout the period)

		Investment Activities			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses to Average Net Assets (c)(d)	Portfolio Turnover (e)
CLASS A
Year Ended July 31, 2005	$8.37	$0.08	$1.50	$1.58	$(0.08)	$—	$(0.08)	$9.87	18.75%		$2,910	1.36%	0.78%		1.87%	129.24%
Year Ended July 31, 2004	7.37	0.06	1.00	1.06	(0.06)	—	(0.06)	8.37	14.52%		2,477	1.33%	0.63%		1.83%	73.48%
Year Ended July 31, 2003	7.02	0.07	0.35	0.42	(0.07)	—	(0.07)	7.37	6.07%		2,146	1.32%	1.05%		1.82%	77.62%
Year Ended July 31, 2002	9.13	0.04	(2.11)	(2.07)	(0.04)	—	(0.04)	7.02	(22.74%	)	2,032	1.30%	0.48%		1.82%	48.18%
Year Ended July 31, 2001	10.73	0.04	(0.22)	(0.18)	(0.05)	(1.37)	(1.42)	9.13	(1.66%	)	2,504	1.31%	0.49%		1.85%	79.05%
CLASS B
Year Ended July 31, 2005	$8.25	$—	$1.48	$1.48	$(0.03)	$—	$(0.03)	$9.70	18.00%		$1,460	2.11%	0.04%		2.12%	129.24%
Year Ended July 31, 2004	7.27	—	0.99	0.99	(0.01)	—	(0.01)	8.25	13.55%		1,349	2.08%	(0.11%	)	2.08%	73.48%
Year Ended July 31, 2003	6.93	0.02	0.34	0.36	(0.02)	—	(0.02)	7.27	5.22%		1,291	2.07%	0.31%		2.07%	77.62%
Year Ended July 31, 2002	9.04	(0.02)	(2.09)	(2.11)	—	—	—	6.93	(23.34%	)	1,427	2.05%	(0.28%	)	2.07%	48.18%
Year Ended July 31, 2001	10.65	(0.02)	(0.22)	(0.24)	— (f)	(1.37)	(1.37)	9.04	(2.25%	)	1,544	2.06%	(0.26%	)	2.10%	79.05%
CLASS C
Year Ended July 31, 2005	$8.25	$—	$1.50	$1.50	$(0.01)	$—	$(0.01)	$9.74	18.00%		$1,833	2.11%	(0.19%	)	2.14%	129.24%
Period Ended July 31, 2004*	8.19	—	0.06	0.06	—	—	—	8.25	0.87%		10	2.11%	(0.05%	)	2.11%	73.48%
CLASS Y
Year Ended July 31, 2005	$8.39	$0.10	$1.50	$1.60	$(0.10)	$—	$(0.10)	$9.89	19.12%		$182,279	1.11%	1.05%		1.12%	129.24%
Year Ended July 31, 2004	7.38	0.08	1.01	1.09	(0.08)	—	(0.08)	8.39	14.76%		178,389	1.08%	0.89%		1.08%	73.48%
Year Ended July 31, 2003	7.03	0.09	0.35	0.44	(0.09)	—	(0.09)	7.38	6.32%		210,881	1.07%	1.30%		1.07%	77.62%
Year Ended July 31, 2002	9.15	0.06	(2.12)	(2.06)	(0.06)	—	(0.06)	7.03	(22.59%	)	198,862	1.05%	0.71%		1.07%	48.18%
Year Ended July 31, 2001	10.74	0.07	(0.22)	(0.15)	(0.07)	(1.37)	(1.44)	9.15	(1.34%	)	231,106	1.06%	0.76%		1.10%	79.05%

*	For the period from April 30, 2004 (commencement of operations) to July 31, 2004.
(a)	Excludes sales charge, if applicable.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred the ratios would have been as indicated. Voluntary fee reductions may be terminated at any time.
(e)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(f)	Less than $0.01 per share.

See notes to financial statements.

PACIFIC CAPITAL FUNDS — DIVERSIFIED FIXED INCOME FUND

Financial Highlights

(Selected data for a share of capital stock outstanding throughout the period)

		Investment Activities			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses to Average Net Assets (c)(d)	Portfolio Turnover (e)
CLASS A
Year Ended July 31, 2005	$11.05	$0.40	$—	$0.40	$(0.40)	$(0.03)	$(0.43)	$11.02	3.67%	$4,577	1.00%	3.58%	1.67%	27.95%
Year Ended July 31, 2004	11.28	0.42	(0.03)	0.39	(0.42)	(0.20)	(0.62)	11.05	3.46%	5,222	0.98%	3.72%	1.63%	48.55%
Year Ended July 31, 2003	11.22	0.47	0.17	0.64	(0.47)	(0.11)	(0.58)	11.28	5.76%	8,841	0.97%	4.04%	1.62%	52.53%
Year Ended July 31, 2002	10.89	0.53	0.33	0.86	(0.53)	—	(0.53)	11.22	8.13%	6,755	0.96%	4.86%	1.63%	71.59%
Year Ended July 31, 2001	10.22	0.58	0.67	1.25	(0.58)	—	(0.58)	10.89	12.48%	7,702	0.95%	5.43%	1.65%	58.91%
CLASS B
Year Ended July 31, 2005	$11.03	$0.32	$0.00	$0.32	$(0.32)	$(0.03)	$(0.35)	$11.00	2.90%	$4,019	1.75%	2.83%	1.92%	27.95%
Year Ended July 31, 2004	11.26	0.33	(0.03)	0.30	(0.33)	(0.20)	(0.53)	11.03	2.70%	4,397	1.73%	2.97%	1.88%	48.55%
Year Ended July 31, 2003	11.20	0.38	0.17	0.55	(0.38)	(0.11)	(0.49)	11.26	4.96%	5,193	1.72%	3.30%	1.87%	52.53%
Year Ended July 31, 2002	10.87	0.45	0.33	0.78	(0.45)	—	(0.45)	11.20	7.34%	4,997	1.71%	4.11%	1.88%	71.59%
Year Ended July 31, 2001	10.20	0.50	0.67	1.17	(0.50)	—	(0.50)	10.87	11.68%	4,367	1.70%	4.67%	1.90%	58.91%
CLASS C
Year Ended July 31, 2005	$11.02	$0.32	$0.01	$0.33	$(0.32)	$(0.03)	$(0.35)	$11.00	3.00%	$1,188	1.75%	2.90%	1.93%	27.95%
Period Ended July 31, 2004*	11.02	0.08	(0.00)	0.08	(0.08)	—	(0.08)	11.02	0.76%	10	1.75%	2.98%	1.90%	48.55%
CLASS Y
Year Ended July 31, 2005	$11.12	$0.43	$0.00	$0.43	$(0.43)	$(0.03)	$(0.46)	$11.09	3.90%	$294,240	0.74%	3.81%	0.91%	27.95%
Year Ended July 31, 2004	11.35	0.45	(0.03)	0.42	(0.45)	(0.20)	(0.65)	11.12	3.73%	268,129	0.73%	3.97%	0.88%	48.55%
Year Ended July 31, 2003	11.29	0.50	0.17	0.67	(0.50)	(0.11)	(0.61)	11.35	6.00%	235,902	0.72%	4.30%	0.87%	52.53%
Year Ended July 31, 2002	10.96	0.56	0.33	0.89	(0.56)	—	(0.56)	11.29	8.38%	222,500	0.71%	5.11%	0.88%	71.59%
Year Ended July 31, 2001	10.28	0.61	0.68	1.29	(0.61)	—	(0.61)	10.96	12.83%	230,523	0.70%	5.70%	0.90%	58.91%

*	For the period from April 30, 2004 (commencement of operations) to July 31, 2004.
(a)	Excludes sales charge, if applicable.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred the ratios would have been as indicated. Voluntary fee reductions may be terminated at any time.
(e)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

See notes to financial statements.

PACIFIC CAPITAL FUNDS — TAX-FREE SECURITIES FUND

Financial Highlights

(Selected data for a share of capital stock outstanding throughout the period)

		Investment Activities			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses to Average Net Assets (c)(d)	Portfolio Turnover (e)
CLASS A
Year Ended July 31, 2005	$10.72	$0.41	$(0.04)	$0.37	$(0.41)	$(0.16)	$(0.57)	$10.52	3.49%	$8,973	1.00%	3.83%	1.67%	8.65%
Year Ended July 31, 2004	10.75	0.44	0.02	0.46	(0.44)	(0.05)	(0.49)	10.72	4.32%	9,928	0.97%	4.03%	1.62%	8.87%
Year Ended July 31, 2003	10.86	0.43	(0.05)	0.38	(0.43)	(0.06)	(0.49)	10.75	3.54%	11,829	0.96%	3.93%	1.61%	1.24%
Year Ended July 31, 2002	10.74	0.45	0.23	0.68	(0.45)	(0.11)	(0.56)	10.86	6.47%	11,765	0.94%	4.17%	1.61%	13.40%
Year Ended July 31, 2001	10.29	0.47	0.45	0.92	(0.47)	—	(0.47)	10.74	9.07%	8,413	0.95%	4.41%	1.64%	19.05%
CLASS B
Year Ended July 31, 2005	$10.72	$0.33	$(0.04)	$0.29	$(0.33)	$(0.16)	$(0.49)	$10.52	2.71%	$3,344	1.75%	3.08%	1.92%	8.65%
Year Ended July 31, 2004	10.75	0.35	0.02	0.37	(0.35)	(0.05)	(0.40)	10.72	3.55%	4,054	1.72%	3.28%	1.87%	8.87%
Year Ended July 31, 2003	10.85	0.35	(0.04)	0.31	(0.35)	(0.06)	(0.41)	10.75	2.86%	4,643	1.71%	3.18%	1.86%	1.24%
Year Ended July 31, 2002	10.74	0.37	0.22	0.59	(0.37)	(0.11)	(0.48)	10.85	5.58%	5,458	1.69%	3.42%	1.86%	13.40%
Year Ended July 31, 2001	10.29	0.39	0.45	0.84	(0.39)	—	(0.39)	10.74	8.28%	5,019	1.70%	3.65%	1.89%	19.05%
CLASS C
Year Ended July 31, 2005	$10.72	$0.33	$(0.03)	$0.30	$(0.33)	$(0.16)	$(0.49)	$10.53	2.83%	$10	1.74%	3.09%	1.90%	8.65%
Period Ended July 31, 2004*	10.72	0.09	—	0.09	(0.09)	—	(0.09)	10.72	0.82%	10	1.74%	3.22%	1.89%	8.87%
CLASS Y
Year Ended July 31, 2005	$10.76	$0.44	$(0.03)	$0.41	$(0.44)	$(0.16)	$(0.60)	$10.57	3.83%	$315,854	0.75%	4.06%	0.92%	8.65%
Year Ended July 31, 2004	10.79	0.47	0.02	0.49	(0.47)	(0.05)	(0.52)	10.76	4.59%	343,890	0.72%	4.28%	0.87%	8.87%
Year Ended July 31, 2003	10.90	0.46	(0.05)	0.41	(0.46)	(0.06)	(0.52)	10.79	3.80%	397,157	0.71%	4.18%	0.86%	1.24%
Year Ended July 31, 2002	10.78	0.47	0.23	0.70	(0.47)	(0.11)	(0.58)	10.90	6.73%	445,733	0.69%	4.42%	0.86%	13.40%
Year Ended July 31, 2001	10.33	0.49	0.45	0.94	(0.49)	—	(0.49)	10.78	9.33%	463,426	0.70%	4.66%	0.89%	19.05%

*	For the period from April 30, 2004 (commencement of operations) to July 31, 2004.
(a)	Excludes sales charge, if applicable.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred the ratios would have been as indicated. Voluntary fee reductions may be terminated at any time.
(e)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

See notes to financial statements.

PACIFIC CAPITAL FUNDS — SHORT INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND

Financial Highlights

(Selected data for a share of capital stock outstanding throughout the period)

		Investment Activities			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses to Average Net Assets (c)(d)	Portfolio Turnover (e)
CLASS A
Year Ended July 31, 2005	$9.80	$0.26	$(0.14)	$0.12	$(0.26)	$— (f)	$(0.26)	$9.66	1.27%	$1,781	0.80%	2.69%	1.59%	35.32%
Year Ended July 31, 2004	9.97	0.25	(0.13)	0.12	(0.25)	(0.04)	(0.29)	9.80	1.11%	1,724	0.80%	2.48%	1.55%	49.42%
Year Ended July 31, 2003	10.06	0.31	0.02	0.33	(0.31)	(0.11)	(0.42)	9.97	3.28%	5,327	0.80%	2.93%	1.55%	17.50%
Year Ended July 31, 2002	9.81	0.34	0.30	0.64	(0.34)	(0.05)	(0.39)	10.06	6.68%	2,148	0.81%	3.44%	1.57%	62.60%
Year Ended July 31, 2001	9.30	0.45	0.51	0.96	(0.45)	—	(0.45)	9.81	10.58%	1,090	0.90%	4.66%	1.65%	107.46%
CLASS C
Year Ended July 31, 2005	$9.80	$0.19	$(0.15)	$0.04	$(0.19)	$— (f)	$(0.19)	$9.65	0.40%	$631	1.55%	1.99%	1.84%	35.32%
Period Ended July 31, 2004*	9.84	0.04	(0.04)	—	(0.04)	—	(0.04)	9.80	0.04%	10	1.55%	1.75%	1.82%	49.42%
CLASS Y
Year Ended July 31, 2005	$9.82	$0.29	$(0.14)	$0.15	$(0.29)	$— (f)	$(0.29)	$9.68	1.52%	$85,991	0.55%	2.93%	0.84%	35.32%
Year Ended July 31, 2004	9.99	0.27	(0.13)	0.14	(0.27)	(0.04)	(0.31)	9.82	1.38%	81,346	0.55%	2.73%	0.81%	49.42%
Year Ended July 31, 2003	10.09	0.33	0.01	0.34	(0.33)	(0.11)	(0.44)	9.99	3.41%	88,824	0.55%	3.23%	0.80%	17.50%
Year Ended July 31, 2002	9.83	0.37	0.31	0.68	(0.37)	(0.05)	(0.42)	10.09	7.03%	62,156	0.56%	3.69%	0.82%	62.60%
Year Ended July 31, 2001	9.32	0.48	0.51	0.99	(0.48)	—	(0.48)	9.83	10.84%	47,000	0.65%	4.96%	0.90%	107.46%

*	For the period from April 30, 2004 (commencement of operations) to July 31, 2004.
(a)	Excludes sales charge, if applicable.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred the ratios would have been as indicated. Voluntary fee reductions may be terminated at any time.
(e)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(f)	Less than $0.01 per share.

See notes to financial statements.

PACIFIC CAPITAL FUNDS — TAX-FREE SHORT INTERMEDIATE SECURITIES FUND

Financial Highlights

(Selected data for a share of capital stock outstanding throughout the period)

		Investment Activities			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses to Average Net Assets (c)(d)	Portfolio Turnover (e)
CLASS A
Year Ended July 31, 2005	$10.30	$0.23	$(0.09)	$0.14	$(0.23)	$—	$(0.23)	$10.21	1.40%	$3,784	1.00%	2.26%	1.62%	28.31%
Year Ended July 31, 2004	10.36	0.22	(0.06)	0.16	(0.22)	—	(0.22)	10.30	1.53%	4,781	0.97%	2.09%	1.58%	11.30%
Year Ended July 31, 2003	10.39	0.25	0.02	0.27	(0.25)	(0.05)	(0.30)	10.36	2.62%	2,322	0.97%	2.40%	1.58%	6.01%
Year Ended July 31, 2002	10.18	0.29	0.21	0.50	(0.29)	—	(0.29)	10.39	4.98%	2,157	0.98%	2.82%	1.61%	37.24%
Year Ended July 31, 2001	9.86	0.35	0.32	0.67	(0.35)	—	(0.35)	10.18	6.89%	1,732	0.98%	3.48%	1.63%	73.06%
CLASS C
Year Ended July 31, 2005	$10.31	$0.16	$(0.10)	$0.06	$(0.16)	$—	$(0.16)	$10.21	0.54%	$10	1.75%	1.52%	1.87%	28.31%
Period Ended July 31, 2004*	10.32	0.04	(0.01)	0.03	(0.04)	—	(0.04)	10.31	0.26%	10	1.72%	1.41%	1.83%	11.30%
CLASS Y
Year Ended July 31, 2005	$10.36	$0.26	$(0.09)	$0.17	$(0.26)	$—	$(0.26)	$10.27	1.65%	$65,070	0.74%	2.51%	0.86%	28.31%
Year Ended July 31, 2004	10.41	0.24	(0.05)	0.19	(0.24)	—	(0.24)	10.36	1.87%	67,606	0.72%	2.34%	0.83%	11.30%
Year Ended July 31, 2003	10.45	0.28	0.01	0.29	(0.28)	(0.05)	(0.33)	10.41	2.78%	63,449	0.72%	2.64%	0.83%	6.01%
Year Ended July 31, 2002	10.23	0.32	0.22	0.54	(0.32)	—	(0.32)	10.45	5.33%	49,599	0.73%	3.06%	0.86%	37.24%
Year Ended July 31, 2001	9.91	0.38	0.32	0.70	(0.38)	—	(0.38)	10.23	7.15%	39,857	0.73%	3.73%	0.88%	73.06%

*	For the period from April 30, 2004 (commencement of operations) to July 31, 2004.
(a)	Excludes sales charge, if applicable.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred the ratios would have been as indicated. Voluntary fee reductions may be terminated at any time.
(e)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

See notes to financial statements.

PACIFIC CAPITAL FUNDS — ULTRA SHORT GOVERNMENT FUND

Financial Highlights

(Selected data for a share of capital stock outstanding throughout the period)

		Investment Activities			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains		Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses to Average Net Assets (c)(d)	Portfolio Turnover (e)
CLASS A
Year Ended July 31, 2005	$10.10	$0.18	$(0.06)	$0.12	$(0.18)	$—		$(0.18)	$10.04	1.19%		$6,552	0.62%	1.76%	1.47%	64.16%
Year Ended July 31, 2004	10.24	0.18	(0.14)	0.04	(0.18)	—		(0.18)	10.10	0.36%		8,743	0.62%	1.74%	1.43%	111.13%
Year Ended July 31, 2003	10.31	0.23	(0.06)	0.17	(0.23)	(0.01)		(0.24)	10.24	1.67%		12,787	0.62%	2.23%	1.42%	17.41%
Year Ended July 31, 2002	10.20	0.30	0.11	0.41	(0.30)	—	(f)	(0.30)	10.31	4.10%		14,116	0.62%	2.93%	1.42%	26.15%
Year Ended July 31, 2001	10.02	0.55	0.18	0.73	(0.55)	—		(0.55)	10.20	7.46%		15,002	0.64%	5.20%	1.51%	8.22%
CLASS B
Year Ended July 31, 2005	$10.10	$0.10	$(0.06)	$0.04	$(0.10)	$—		$(0.10)	$10.04	0.43%		$1,609	1.37%	1.01%	1.72%	64.16%
Year Ended July 31, 2004	10.24	0.10	(0.14)	(0.04)	(0.10)	—		(0.10)	10.10	(0.38%	)	1,965	1.37%	0.99%	1.68%	111.13%
Year Ended July 31, 2003	10.31	0.15	(0.06)	0.09	(0.15)	(0.01)		(0.16)	10.24	0.91%		1,994	1.37%	1.46%	1.67%	17.41%
Year Ended July 31, 2002	10.21	0.22	0.10	0.32	(0.22)	—	(f)	(0.22)	10.31	3.22%		1,403	1.37%	2.14%	1.67%	26.15%
Year Ended July 31, 2001	10.02	0.48	0.19	0.67	(0.48)	—		(0.48)	10.21	6.79%		858	1.39%	4.48%	1.76%	8.22%
CLASS C
Year Ended July 31, 2005	$10.10	$0.10	$(0.06)	$0.04	$(0.10)	$—		$(0.10)	$10.04	0.43%		$1,834	1.37%	1.20%	1.72%	64.16%
Period Ended July 31, 2004*	10.15	0.02	(0.05)	(0.03)	(0.02)	—		(0.02)	10.10	(0.26%	)	10	1.37%	0.85%	1.58%	111.13%
CLASS Y
Year Ended July 31, 2005	$10.11	$0.20	$(0.06)	$0.14	$(0.20)	$—		$(0.20)	$10.05	1.44%		$125,349	0.37%	1.98%	0.71%	64.16%
Year Ended July 31, 2004	10.25	0.20	(0.14)	0.06	(0.20)	—		(0.20)	10.11	0.61%		215,124	0.37%	1.99%	0.68%	111.13%
Year Ended July 31, 2003	10.32	0.26	(0.06)	0.20	(0.26)	(0.01)		(0.27)	10.25	1.92%		240,916	0.37%	2.47%	0.67%	17.41%
Year Ended July 31, 2002	10.21	0.33	0.11	0.44	(0.33)	—	(f)	(0.33)	10.32	4.35%		185,806	0.37%	3.16%	0.67%	26.15%
Year Ended July 31, 2001	10.02	0.58	0.19	0.77	(0.58)	—		(0.58)	10.21	7.85%		149,445	0.39%	5.56%	0.76%	8.22%

*	For the period from April 30, 2004 (commencement of operations) to July 31, 2004.
(a)	Excludes sales charge, if applicable.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred the ratios would have been as indicated. Voluntary fee reductions may be terminated at any time.
(e)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(f)	Less than $0.01 per share.

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

Pacific Capital Funds:

We have audited the accompanying statements of assets and liabilities of Pacific Capital Funds—New Asia Growth Fund, International Stock Fund, Small Cap Fund, Mid-Cap Fund, Growth Stock Fund, Growth and Income Fund, Value Fund, Diversified Fixed Income Fund, Tax-Free Securities Fund, Short Intermediate U.S. Government Securities Fund, Tax-Free Short Intermediate Securities Fund and Ultra Short Government Fund (collectively, the Funds), including the schedules of portfolio investments, as of July 31, 2005, and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying statements of changes in net assets and financial highlights for the periods ended July 31, 2004 and prior were audited by other auditors whose report thereon dated September 1, 2004, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of July 31, 2005, and the results of their operations, changes in their net assets and financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Columbus, Ohio

September 28, 2005

PACIFIC CAPITAL FUNDS

Trustees and Executive Officers of the Pacific Capital Funds (unaudited)

Interested Trustees.    The table below sets forth certain information about each of the Trustees of the Trust who are “interested persons” of the Trust as defined by the Investment Company Act of 1940, as amended (“1940 Act”).

Name, Address and Age	Position(s) Held with Trust	Term of Office; Term Served in Office	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee
Peter S. Ho* 111 South King Street Honolulu, Hawaii 96813 Age: 40	Trustee	Indefinite; Since: 5/04	Vice Chairman, Bank of Hawaii—Investment Services Group (since 2004); Executive Vice President, Bank of Hawaii—Commercial Group (2003-2004); Executive Vice President/Senior Vice President/Vice President, Bank of Hawaii—Corporate Banking (1996-2003)	12	Member of the Board of: Rehabilitation Hospital Foundation, Hawaii Chapter of the American Red Cross, the Hawaii Foodbank, Hawaii Dental Service, Special Olympics of Hawaii, Oceanic Institute and Hawaii Pacific University.

*	Mr. Ho is an “interested person” of the Trust, as defined by the 1940 Act, because of his employment with The Asset Management Group of Bank of Hawaii, the investment adviser to the Trust.

Independent Trustees.    The table below sets forth certain information about the Trustees of the Trust who are not “interested persons” of the Trust as defined in the 1940 Act.

Name, Address and Age	Position(s) Held with Trust	Term of Office; Term Served in Office	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee
Richard L. Humphreys 130 Merchant Street Suite 240 Honolulu, Hawaii 96813 Age: 61	Trustee	Indefinite; Since: 3/05	President of Hawaii Receivables Management LLC (since 2001); President of Lynk Payment Systems Hawaii LLC (since 2002).	12	Board member of Pantheon Corporation, The Castle Group, Inc., and other charitable and civic organizations.

Stanley W. Hong 4976 Poola Street Honolulu, Hawaii 96821 Age: 69	Trustee	Indefinite; Since: 10/92	President of Waste Management of Hawaii, Inc. (landfill management) ( 2002-2005); Trustee of The King Williams Charles Lunalilo Trust Estate (since 2001); President and Chief Executive Officer of The Chamber of Commerce of Hawaii (1996-2002)	12	Trustee of Cash Assets Trust and Hawaiian Tax-Free Trust (registered investment companies) (since 1993); Member of the Board of: First Insurance Co. of Hawaii, Ltd., Lanihau Properties, Ltd., Diagnostic Lab Services, Inc., WESTYE Group—West, Inc.; Member of the Board of the following non-profit organizations: Chaminade University of Honolulu, The Nature Conservancy of Hawaii, PBS Hawaii Foundation, Heald College of Business & Technology, Katuro Watanabe Charitable Foundation, and Honolulu Festival Foundation.

PACIFIC CAPITAL FUNDS

Name, Address and Age	Position(s) Held with Trust	Term of Office; Term Served in Office	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee
Russell K. Okata 1015 Wilder Avenue, #203 Honolulu, Hawaii 96822 Age: 61	Trustee and (Since 3/05) Chairman	Indefinite; Since: 10/92	Executive Director of the Hawaii Government Employees Association (since 1981)	12	Trustee of Cash Assets Trust and Hawaiian Tax-Free Trust (registered investment companies) (since 1993); Vice President of the Hawaii State AFL-CIO (since 1972) and the American Federation of State, County & Municipal Employees, AFL-CIO (since 1981); Chairman of the Royal State Group (since 1988); Member of the Boards of Blood Bank of Hawaii, Public Schools of Hawaii Foundation, and other community organizations.

Douglas Philpotts 55 Dowsett Avenue Honolulu, Hawaii 96817 Age: 73	Trustee	Indefinite; Since: 10/92	Retired. Formerly Director, Chairman of the Board and President of Hawaiian Trust Co., Ltd. (until 1994), a predecessor of The Asset Management Group of Bank of Hawaii.	12	Trustee of Cash Assets Trust and Hawaiian Tax-Free Trust (registered investment companies) (since 1993); Trustee of The Strong Foundation (support of programs for Hawaiian youth) (since 1974).

Oswald K. Stender 1056 Maunawili Kailua, Hawaii 96734 Age: 73	Trustee	Indefinite; Since: 10/92	Trustee, Office of Hawaiian Affairs (since 2000). Previously Retired.	12	Trustee of Cash Assets Trust and Hawaiian Tax-Free Trust (registered investment companies) (since 1993); Director of Grace Pacific Ltd.; Member of Advisory Board of Hawaiian Telecom; former Trustee of the Bernice Pauahi Bishop Estate (operation of school for children of Hawaiian ancestry) (1990-1999); Board member of various housing and real estate associations and community organizations.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling (800) 258-9232.

PACIFIC CAPITAL FUNDS

Executive Officers.    The table below sets forth certain information about each of the Trust’s executive officers.

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*
William P. Henry, Jr. 130 Merchant Street Suite 240 Honolulu, Hawaii 96813 Age: 40	President	Indefinite; Since 12/02	Executive Vice President of Bank of Hawaii (2003); President of Trinity Solutions, Inc. and advisor to CEO of Bank of Hawaii (2001-2002); Senior Vice President, Strategic Business Development of Jubilee Tech International (2000); Senior Manager of Marakon Associates (1991-1998).

Irimga McKay 3435 Stelzer Road Columbus, Ohio 43219 Age: 45	Executive Vice President	Indefinite; Since: 12/02	Senior Vice President, Client Services of BISYS Fund Services (since 1988).

Andrew Spencer 130 Merchant Street Suite 240 Honolulu, Hawaii 96813 Age: 40	Executive Vice President	Indefinite; Since: 6/01	Vice President and Manager of Bank of Hawaii—Investment Products Division (since 2001); Assistant Vice President of M&T Bank (1998-2001); Manager of Xerox Corporation—Product Development (1988-1998).

Frank Pavlak 3435 Stelzer Road Columbus, Ohio 43219 Age: 57	Chief Compliance Officer	Indefinite; Since: 9/04	Senior Vice President, BISYS Fund Services (since 2004); Vice President, OppenheimerFunds, Inc. (1999-2004).

Alaina Metz 3435 Stelzer Road Columbus, Ohio 43219 Age: 38	Vice President	Indefinite; Since: 9/96	Vice President, Regulatory Services of BISYS Fund Services—Blue Sky Compliance (since 1995).

Mark Sichley 3435 Stelzer Road Columbus, Ohio 43219 Age: 47	Vice President	Indefinite; Since: 6/02	Director, Client Services of BISYS Fund Services (since 1987).

Christopher E. Sabato 3435 Stelzer Road Columbus, Ohio 43219 Age: 36	Treasurer	Indefinite; Since: 9/05	Director, Fund Administration of BISYS Fund Services (since 1993).

Patrick Keniston 100 Summer Street, Suite 1500 Boston, Massachusetts 02110 Age: 41	Secretary	Indefinite; Since: 3/05	Counsel, Legal Services of BISYS Fund Services (since 2005); Attorney, Citigroup GTS Fund Services (2001-2005); Senior Tax Consultant, PricewaterhouseCoopers LLP (1998-2001).

*	Each officer may have served in various other capacities for the same organization during the length of time served.

PACIFIC CAPITAL FUNDS

Additional Tax Information (unaudited)

For the fiscal year ended July 31, 2005, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2005 Form 1099-DIV.

For the year ended July 31, 2005, the following Funds paid qualified dividend income of (amounts in thousands):

Amount
New Asia Growth Fund	$542
International Stock Fund	675
Small Cap Fund	1,105
Mid-Cap Fund	139
Growth Stock Fund	513
Growth and Income Fund	870
Value Fund	1,913

For corporate shareholders, the following percentages of the total ordinary income distributions paid during the fiscal year ended July 31, 2005 qualify for the corporate dividends received deduction for the following Funds:

Percentage
International Stock Fund	3.57%
Small Cap Fund	11.14%
Mid-Cap Fund	47.62%
Growth Stock Fund	100.00%
Growth and Income Fund	100.00%
Value Fund	100.00%

The Funds may elect to pass through foreign taxes paid by the Funds to its shareholders under Code 853 of the Internal Revenue Code. The following Funds intend to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per share outstanding on July 31, 2005 are as follows:

	Foreign Source Income	Foreign Tax Expense
New Asia Growth Fund	$0.36	$0.04
International Stock Fund	0.17	0.02

The pass through of the foreign tax credit will only affect those persons who are shareholders on the dividend record date in December 2005. These shareholders will receive more detailed information along with their 2005 Form 1099-DIV.

The Tax-Free Securities Fund and the Tax-Free Short Intermediate Securities Fund designate 100% of its income dividends as exempt-interest dividends.

The accompanying table below details distributions designated from long-term capital gains for the following funds for the fiscal year ended July 31, 2005 (amounts in thousands):

Amount
Small Cap Fund	$12,613
Diversified Fixed Income Fund	804
Tax-Free Securities Fund	5,021
Short Intermediate U.S. Government Securities Fund	12

PACIFIC CAPITAL FUNDS

Expense Examples (unaudited)

As a shareholder of the Pacific Capital Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and redemption fees; (2) ongoing costs, including management fees; distribution 12b-1 fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Pacific Capital Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2005 through July 31, 2005.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning Account Value 2/1/05	Ending Account Value 7/31/05	Expense Paid During Period* 2/1/05 - 7/31/05	Expense Ratio During Period** 2/1/05 - 7/31/05
New Asia Growth Fund	Class A	$1,000.00	$1,131.20	$10.25	1.94%
	Class B	1,000.00	1,127.30	14.19	2.69%
	Class C	1,000.00	1,127.40	14.14	2.68%
	Class Y	1,000.00	1,132.50	8.94	1.69%

International Stock Fund	Class A	1,000.00	1,058.80	8.42	1.65%
	Class B	1,000.00	1,055.60	12.23	2.40%
	Class C	1,000.00	1,054.50	12.23	2.40%
	Class Y	1,000.00	1,060.20	7.15	1.40%

Small Cap Fund	Class A	1,000.00	1,111.80	8.64	1.65%
	Class B	1,000.00	1,108.80	12.44	2.38%
	Class C	1,000.00	1,108.00	12.60	2.41%
	Class Y	1,000.00	1,113.20	7.23	1.38%

Mid-Cap Fund	Class A	1,000.00	1,113.50	5.50	1.05%
	Class C	1,000.00	1,109.40	9.41	1.80%
	Class Y	1,000.00	1,114.70	4.19	0.80%

Growth Stock Fund	Class A	1,000.00	1,052.20	7.12	1.40%
	Class B	1,000.00	1,049.00	10.92	2.15%
	Class C	1,000.00	1,047.70	10.87	2.14%
	Class Y	1,000.00	1,053.10	5.85	1.15%

Growth and Income Fund	Class A	1,000.00	1,059.90	7.25	1.42%
	Class B	1,000.00	1,056.30	11.06	2.17%
	Class C	1,000.00	1,056.40	11.01	2.16%
	Class Y	1,000.00	1,061.20	5.98	1.17%

Value Fund	Class A	1,000.00	1,071.50	6.99	1.36%
	Class B	1,000.00	1,068.30	10.82	2.11%
	Class C	1,000.00	1,068.00	10.77	2.10%
	Class Y	1,000.00	1,073.80	5.71	1.11%

Diversified Fixed Income Fund	Class A	1,000.00	1,008.20	4.98	1.00%
	Class B	1,000.00	1,004.50	8.70	1.75%
	Class C	1,000.00	1,004.50	8.70	1.75%
	Class Y	1,000.00	1,009.40	3.69	0.74%

PACIFIC CAPITAL FUNDS

		Beginning Account Value 2/1/05	Ending Account Value 7/31/05	Expense Paid During Period* 2/1/05 - 7/31/05	Expense Ratio During Period** 2/1/05 - 7/31/05
Tax-Free Securities Fund	Class A	$1,000.00	$1,003.30	$5.02	1.01%
	Class B	1,000.00	999.60	8.73	1.76%
	Class C	1,000.00	1,000.60	8.68	1.75%
	Class Y	1,000.00	1,005.50	3.78	0.76%

Short Intermediate U.S. Government Securities Fund	Class A	1,000.00	1,002.30	3.97	0.80%
	Class C	1,000.00	998.60	7.68	1.55%
	Class Y	1,000.00	1,003.60	2.73	0.55%

Tax-Free Short Intermediate Securities Fund	Class A	1,000.00	1,001.30	4.96	1.00%
	Class C	1,000.00	997.50	8.67	1.75%
	Class Y	1,000.00	1,002.50	3.67	0.74%

Ultra Short Government Fund	Class A	1,000.00	1,007.90	3.09	0.62%
	Class B	1,000.00	1,004.20	6.81	1.37%
	Class C	1,000.00	1,004.20	6.81	1.37%
	Class Y	1,000.00	1,009.10	1.84	0.37%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.
**	Annualized.

Hypothetical Example

The table below provides information about hypothetical account values and hypothetical expenses based on each Pacific Capital Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value 2/1/05	Ending Account Value 7/31/05	Expense Paid During Period* 2/1/05 - 7/31/05	Expense Ratio During Period** 2/1/05 - 7/31/05
New Asia Growth Fund	Class A	$1,000.00	$1,015.17	$9.69	1.94%
	Class B	1,000.00	1,011.46	13.42	2.69%
	Class C	1,000.00	1,011.50	13.37	2.68%
	Class Y	1,000.00	1,016.41	8.45	1.69%

International Stock Fund	Class A	1,000.00	1,016.61	8.25	1.65%
	Class B	1,000.00	1,012.89	11.98	2.40%
	Class C	1,000.00	1,012.89	11.98	2.40%
	Class Y	1,000.00	1,017.85	7.00	1.40%

Small Cap Fund	Class A	1,000.00	1,016.61	8.25	1.65%
	Class B	1,000.00	1,012.99	11.88	2.38%
	Class C	1,000.00	1,012.84	12.03	2.41%
	Class Y	1,000.00	1,017.95	6.90	1.38%

PACIFIC CAPITAL FUNDS

		Beginning Account Value 2/1/05	Ending Account Value 7/31/05	Expense Paid During Period* 2/1/05 - 7/31/05	Expense Ratio During Period** 2/1/05 - 7/31/05
Mid-Cap Fund	Class A	$1,000.00	$1,019.59	$5.26	1.05%
	Class C	1,000.00	1,015.87	9.00	1.80%
	Class Y	1,000.00	1,020.83	4.01	0.80%

Growth Stock Fund	Class A	1,000.00	1,017.85	7.00	1.40%
	Class B	1,000.00	1,014.13	10.74	2.15%
	Class C	1,000.00	1,014.18	10.69	2.14%
	Class Y	1,000.00	1,019.09	5.76	1.15%

Growth and Income Fund	Class A	1,000.00	1,017.75	7.10	1.42%
	Class B	1,000.00	1,014.03	10.84	2.17%
	Class C	1,000.00	1,014.08	10.79	2.16%
	Class Y	1,000.00	1,018.99	5.86	1.17%

Value Fund	Class A	1,000.00	1,018.05	6.80	1.36%
	Class B	1,000.00	1,014.33	10.54	2.11%
	Class C	1,000.00	1,014.38	10.49	2.10%
	Class Y	1,000.00	1,019.29	5.56	1.11%

Diversified Fixed Income Fund	Class A	1,000.00	1,019.84	5.01	1.00%
	Class B	1,000.00	1,016.12	8.75	1.75%
	Class C	1,000.00	1,016.12	8.75	1.75%
	Class Y	1,000.00	1,021.12	3.71	0.74%

Tax-Free Securities Fund	Class A	1,000.00	1,019.79	5.06	1.01%
	Class B	1,000.00	1,016.07	8.80	1.76%
	Class C	1,000.00	1,016.12	8.75	1.75%
	Class Y	1,000.00	1,021.03	3.81	0.76%

Short Intermediate U.S. Government Securities Fund	Class A	1,000.00	1,020.83	4.01	0.80%
	Class C	1,000.00	1,017.11	7.75	1.55%
	Class Y	1,000.00	1,022.07	2.76	0.55%

Tax-Free Short Intermediate Securities Fund	Class A	1,000.00	1,019.84	5.01	1.00%
	Class C	1,000.00	1,016.12	8.75	1.75%
	Class Y	1,000.00	1,021.12	3.71	0.74%

Ultra Short Government Fund	Class A	1,000.00	1,021.72	3.11	0.62%
	Class B	1,000.00	1,018.00	6.85	1.37%
	Class C	1,000.00	1,018.00	6.85	1.37%
	Class Y	1,000.00	1,022.96	1.86	0.37%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.
**	Annualized.

PACIFIC CAPITAL FUNDS

Proxy Voting

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-258-9232. The information also is included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.pacificcapitalfunds.com and on the Securities and Exchange Commission’s website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the Funds’ website at www.pacificcapitalfunds.com and on the Securities and Exchange Commission’s website at www.sec.gov.

Portfolio Holdings Information

The Funds file a complete list of their portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available free of charge on the Securities and Exchange Commission’s website at www.sec.gov. You may also review, or for a fee copy, those documents by visiting the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 1-800-SEC-0330.

PACIFIC CAPITAL FUNDS

For more information, call 800.258.9232 or visit our website at: www.pacificcapitalfunds.com

INVESTMENT ADVISER

Asset Management Group of Bank of Hawaii 111 South King Street Honolulu, HI 96813

SUB-ADVISERS

First State (Hong Kong) LLC 3 Exchange Square 8 Connaught Place Central Hong Kong

Hansberger Global Investors, Inc. 515 East Las Olas Blvd. Fort Lauderdale, FL 33301

Nicholas-Applegate Capital Management 600 West Broadway San Diego, CA 92101

Bankoh Investment Partners, LLC 130 Merchant Street, Suite 240 Honolulu, HI 96813

DISTRIBUTOR

BISYS Fund Services Limited Partnership 3435 Stelzer Road Columbus, OH 43219

LEGAL COUNSEL

Paul, Hastings, Janofsky & Walker LLP 515 South Flower Street Los Angeles, CA 90071

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP 191 W. Nationwide Blvd, Suite 500 Columbus, OH 43215

ADMINISTRATOR AND TRANSFER AGENT

BISYS Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219

To view Proxy Voting Records please visit the Pacific Capital Funds web site at www.pacificcapitalfunds.com.

This material is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. An investor should consider the funds’ investment objectives, risk, and charges and expenses carefully before investing or sending money. This and other important information about an investment company can be found in the fund prospectus. To obtain a prospectus, please call 800.258.9232. Please read it carefully before investing.

BISYS Fund Services, Distributor.

Pacific Capital Funds

MUTUAL FUNDS: ARE NOT FDIC INSURED HAVE NO BANK GUARANTEE MAY LOSE VALUE

PCR-0008 9/05

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that no member of the Board’s audit committee qualifies as an audit committee financial expert (“ACFE”). After evaluating the matter, the Board concluded that it was not necessary to add a Trustee to the Board who qualified as an ACFE, as the business experience of the current independent members of the Board was adequate to exercise their oversight responsibilities.

Item 4. Principal Accountant Fees and Services.

(KPMG LLP was the principal accountant for 2005; Ernst & Young LLP was the principal accountant for 2004).

	2005 (KPMG LLP)	2004	2005 (Ernst & Young LLP)
a) Audit Fees	$120,000	$148,700	$17,500
b) Audit-Related Fees	$4,000	$0	$0
c) Tax Fees	$51,000	$30,000	$0
d) All Other Fees	$0	$0	$0

Nature of services regarding Audit-Related Fees:

2005:

*	N1-A Consent

Nature of services regarding Tax Fees:

2005:

*	preparation of the Funds’ fiscal and taxable year ended July 31, 2005 federal income and United States excise tax returns, respectively, on Form 1120-RIC and Form 8613.

*	preparation of the Funds’ fiscal and taxable year ended July 31, 2005 Hawaiian corporate tax return on Form M- 30.

*	review of the Funds’ projected calendar year 2005 required excise tax distributions.

2004:

*	tax compliance, tax advice and tax planning

(e) (1) Registrants’s audit committee meets with the principal accountants and management to review and pre-approve all audit services to be provided by the principal accountants. The audit committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) to be provided to the Funds by the auditor, including the fees therefore and has not adopted pre-approval policies and procedures as described in Rule 2-01 (c)(7)(i)(B) of Reg. S-X.

(e) (2) None of the services summarized in (a)-(d), above, were approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Not applicable.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

For the fiscal years ended July 31, 2005 and July 31, 2004, Non-Audit Fees billed to the Funds for services provided to the Funds and any of the Funds’ investment advisers and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Funds for each of the last two fiscal years of the Funds, totaled approximately $0 (2005 KPMG LLP), $31,200 (2005 Ernst & Young LLP), and $260,000 (2004 Ernst & Young LLP), respectively.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pacific Capital Funds

By (Signature and Title)*	/s/ William P. Henry, Jr.
William P. Henry, Jr., President

Date Oct. 6, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ William P. Henry, Jr.
William P. Henry, Jr., President

Date Oct. 6, 2005

By (Signature and Title)*	/s/ Christopher E. Sabato
Christopher E. Sabato, Treasurer

Date Oct. 6, 2005

*	Print the name and title of each signing officer under his or her signature.